Exhibit 10.10

AGREEMENT FOR IMPLEMENTATION OF AN

OPTIMIZED WATERFLOOD PROGRAM

FOR THE LONG BEACH UNIT

i

5.02		Effectiveness of this Agreement	37

Article 6		REPRESENTATIONS AND WARRANTIES	38

6.01		Representations and Warranties of the State	38
6.02		Representations and Warranties of the City	38
6.03		Representations and Warranties of the ARCO Parties	39
6.04		Deliveries Following Execution	40

Article 7		MISCELLANEOUS PROVISIONS	40

7.01		Expenses	40
7.02		Entire Agreement	40
7.03		Waivers; Accord and Satisfaction	41
7.04		Counterparts	41
7.05		Governing Law	42
7.06		Notices	42
7.07		Successors and Assigns	44
7.08		Headings	44
7.09		Severability; Waiver of Applicable Laws	44
7.10		Construction	45
7.11		Remedies Cumulative	45
7.12		Equitable Remedies	45
7.13		Agreement Not Admissible	45
7.14		Time of the Essence	45
7.15		Attorneys’ Fees and Costs	45
7.16		Relationship of Parties	45
7.17		Guarantee of Performance	46
7.18		Further Assurances	46

SCHEDULE OF EXHIBITS

A	–	Determination of Base Development Plan
B	–	Base Costs
C	–	Scope of the Program
D	–	Form of Depository Agreement
E	–	Form of CA Amendment
F	–	Form of T2 Amendment
G	–	Form of Releases
H	–	Form of Quitclaim
I	–	Enabling Legislation
J	–	Form of Certificate of Resolutions of ARCO Board of Directors
K	–	Form of Certificate of Resolutions of ALBI Board of Directors

ii

AGREEMENT FOR IMPLEMENTATION OF AN
OPTIMIZED WATERFLOOD PROGRAM
FOR THE LONG BEACH UNIT

THIS AGREEMENT FOR IMPLEMENTATION OF AN OPTIMIZED WATERFLOOD PROGRAM FOR THE LONG BEACH UNIT (this “Agreement”) is made and entered into as of the 5th day of November, 1991, by and among the State of California (the “State”), by and through the State Lands Commission (the “SLC”), the City of Long Beach (the “City”), Atlantic Richfield Company, a Delaware corporation (“ARCO”), and ARCO Long Beach, Inc., a Delaware corporation and a wholly owned subsidiary of ARCO (“ALBI”).  ARCO and ALBI are collectively referred to herein as the “ARCO Parties,” and the State, by and through the SLC, the City and the ARCO Parties are collectively referred to herein as the “Parties.”

RECITALS

A.                                    ALBI believes that, if given the opportunity, it can design and, in conjunction with the City, implement an optimized waterflood program that would result in the production of a substantial volume of oil from the Long Beach Unit over and above the volume of oil that would be produced from continuation of the development program employed historically.  If realized, the increased production would benefit all of the owners in the Long Beach Unit, as well as the State, which has the largest financial interest in the Long Beach Unit.

B.                                    Implementation of an optimized waterflood program will involve substantial additional costs.  Under the existing contractors’ agreements for Tracts 1 and 2 of the Long Beach Unit, the State would bear more than 95% of the additional costs allocated to those Tracts out of the revenues otherwise payable to the State.  The State is unwilling to bear this additional economic risk because (1) there is a significant risk that the additional production will be insufficient to compensate for the additional costs and (2) important State water, education and general programs that depend upon oil revenue from the Long Beach Unit should not bear the risk of any reduction in revenues resulting from the costs of implementing the optimized waterflood program.

C.                                    Accordingly, in order to induce the State to allow ALBI to design and, in conjunction with the City, to implement an optimized waterflood program for the Long Beach Unit, it is necessary for ALBI to bear these additional costs, and in connection therewith ALBI will agree to make a minimum commitment of $100,000,000 to design and implement the Program.  The State in turn will grant to ALBI a 50% (49% from and after January 1, 2000) net profits interest in the State’s portion of the incremental production that may result from the program, reserving to the State the remaining 50% (51% from and after January 1, 2000) net profits interest from that production.

D.                                    The State and ARCO believe that it is in their respective interests to resolve a dispute concerning development of ARCO’s State oil and gas leases near Coal Oil Point, in State waters offshore Santa Barbara County, by ARCO’s surrender to the State of its interests in two of those leases and dismissal of a pending lawsuit and appeal, entitled Atlantic Richfield Co., et al. v. State Lands Commission, et al., No. C663010 (Los Angeles County Superior Court) and No. 2 Civil B054449 (California Court of Appeal).  The surrender of these leases and dismissal of the lawsuit and appeal will settle for the State the right to maintain the area of the Coal Oil Point leases free from oil and gas development and will relieve the parties to the lawsuit from the burden of continued litigation expense.

E.                                     It is necessary and appropriate that the City perform various accountings under this Agreement.

F.                                      It is also necessary and appropriate to accomplish these objectives that this Agreement continue for the economic life of the Long Beach Unit and that the existing contractors’ agreements for Tracts 1 and 2 of the Long Beach Unit be extended through the economic life of the Long Beach Unit.  It is fair and equitable to the State and to all other parties to those contracts to provide each party to those contracts with the option to extend the term of its contract and to require that ARCO assume the extended term of any such party refusing the extension.

G.                                    The California legislature has enacted enabling legislation to authorize this Agreement on behalf of the State, to extend the terms of the existing contractors’ agreements and to give ALBI and the City the powers to accomplish the objectives of the optimized waterflood program.

NOW, THEREFORE, in consideration of the mutual promises herein set forth, it is agreed as follows:

ARTICLE 1
DEFINITIONS

1.01                    Terms Defined in LBU Agreements.  Except as otherwise provided herein or unless the specific context in which any such term is used in this Agreement indicates a contrary intention of the Parties, all terms defined in or for purposes of the LBU Agreements shall have the same meanings as used in this Agreement.  The terms “approval,” “determination” and “establish” as used herein (whether as nouns or verbs) shall have their normal meanings, and shall not have the defined meaning set forth in the Unitization Agreements (as defined in Section 1.51 of the Unit Agreement), unless the context so requires.

(a)                                 LBU Agreements.  “LBU Agreements” shall mean the Unit Agreement, the Unit Operating Agreement; the Contractors’ Agreement and the Tract No. 2 Agreement, as such agreements have been amended, modified or supplemented.

(b)                                 Unit Agreement.  “Unit Agreement” shall mean the Unit Agreement, dated as of November 1, 1964, among the City, the State and certain Working Interest Owners, relating to the unitization of the Long Beach Unit of the Wilmington Oil Field, California.

(c)                                  Unit Operating Agreement.  “Unit Operating Agreement” shall mean the Unit Operating Agreement, dated as of November 1, 1964, among the City, the State and certain Working Interest Owners, relating to the development and operation of the Unitized Formations and the Unitized Area.

(d)                                 Contractors’ Agreement.  “Contractors’ Agreement” shall mean the Contractors’ Agreement, effective as of the effective date of the Unit Agreement and the Unit Operating Agreement, among the City, the Field Contractor and the Nonoperating Contractors named therein, relating to the operation of Tract No. 1 by the Field Contractor under the direction and control of the City.

(e)                                  Tract No. 2 Agreement.  “Tract No. 2 Agreement” shall mean the Tract No. 2 Agreement, effective as of the effective date of the Unit Agreement and the Unit Operating Agreement, between the State and the Contractor named therein, relating to production from Tract No. 2.

1.02                    Other Defined Terms.

(a)                                 Actual Revenues.  “Actual Revenues” for any period shall mean the sum of all Unit revenues recognized for such period that are allocated as “credits” for purposes of either Section 4(a)(1) of the Contractors’ Agreement or Section 4(a)(1) of the Tract No. 2 Agreement.

(b)                                 Actual Costs.  “Actual Costs” for any period shall mean the sum of all Unit costs and expenses incurred for such period that are allocated as “charges” for purposes of either Section 4(a)(2) of the Contractors’ Agreement or Section 4(a)(2) of the Tract No. 2 Agreement.

(c)                                  State’s Actual Weighted Average Net Profits Percentage Interest in Tract Nos. 1 and 2.  “State’s Actual Weighted Average Net Profits Percentage Interest in Tract Nos. 1 and 2” for any period shall mean the weighted average of the City’s actual weighted average net profits percentage interest for Tract No. 1 and the State’s actual net profits percentage interest for Tract No. 2.

(d)                                 State’s Actual Net Profits.  The “State’s Actual Net Profits” for any period shall mean the difference between Actual Revenues and Actual Costs for such period multiplied by the State’s Actual Weighted Average Net Profits Percentage Interest in Tract Nos. 1 and 2 for such period.

(e)                                  Base Revenues.  “Base Revenues” for any period shall mean the lesser of (i) Actual Revenues for such period and (ii) Actual Revenues for such period multiplied by the quotient of base oil production for such period divided by total oil production from the Long Beach Unit for such period.  For purposes of the determination of Base Revenues, base oil production for any period shall be calculated by the Computer Program in the manner described in Exhibit A attached hereto.

(f)                                   Base Costs.  “Base Costs” for any period shall mean the sum of (i) Unit costs and expenses, other than the costs of abandoning Unit Wells and Unit Facilities,

anticipated to be incurred for such period that would be allocated as “charges” for purposes of either Section 4(a)(2) of the Contractors’ Agreement or Section 4(a)(2) of the Tract No. 2 Agreement if the Program were not implemented, as calculated in the manner described in Exhibit B attached hereto, and (ii) any Unit costs or expenses actually incurred during such period by reason of extraordinary events that materially impact Unit operations, including but not limited to (by way of example) a significant change in land use for a non-Unit development project such as an amusement park, an act of God such as a major earthquake, an extraordinary and material expense such as the replacement of all or most of the Unit pipelines, or an extraordinary and material change in environmental or land use regulation, which costs or expenses are allocated as “charges” for purposes of either Section 4(a)(2) of the Contractors’ Agreement or Section 4(a)(2) of the Tract No. 2 Agreement, but only to the extent such costs or expenses would have been incurred if the Program had not been implemented.

(g)                                  State’s Base Revenues.  The “State’s Base Revenues” for any period shall mean the Base Revenues for such period multiplied by the State’s Actual Weighted Average Net Profits Percentage Interest in Tract Nos. 1 and 2 for such period.

(h)                                 State’s Base Costs.  The “State’s Base Costs” for any period shall mean the Base Costs for such period multiplied by the State’s Actual Weighted Average Net Profits Percentage Interest in Tract Nos. 1 and 2 for such period.

(i)                                     State’s Base Net Profits.  The “State’s Base Net Profits” for any month shall mean the difference between the State’s Base Revenues and the State’s Base Costs for that, month; provided, however, (i) for any month in which the State’s Base Costs exceed the State’s Base Revenues, the State’s Base Net Profits shall be zero and the amount by which the State’s Base Costs exceeds the State’s Base Revenues shall be added to the State’s Incremental

Costs for such month, and (ii) if under Section 2.10(a) or 2.14 any future accounting reflects that for any period there exists a positive amount of the State’s Base Net Profits, the State’s Base Net Profits for such period shall be reduced (but not below zero) to the extent of the cumulative amount added to the State’s Incremental Costs pursuant to (i) above, and the State’s Incremental Costs for such month shall be reduced (but not below zero) by an equal amount.  If at any time after Fiscal Year 2000, the aggregate Base Costs for any period of 24 consecutive months are equal to or exceed the aggregate Base Revenues for such period, (i) the State’s Base Net Profits shall be equal to zero through the duration of Article 2, (ii) there shall be no further obligation to calculate the State’s Base Net Profits, the State’s Base Costs, the State’s Base Revenues, Base Costs and Base Revenues and (iii) for each period through the duration of Article 2: (A) the State’s Incremental Net Profits less the State’s entire share of abandonment costs shall be equal to the State’s Actual Net Profits, (B) Incremental Costs plus all abandonment costs allocable to Tract Nos. 1 and 2 shall be equal to Actual Costs, and (C) Incremental Revenues shall be equal to Actual Revenues.

(j)                                    Incremental Revenues.  “Incremental Revenues” for any period shall mean Actual Revenues less Base Revenues for such period.

(k)                                 Incremental Costs.  “Incremental Costs” for any period shall mean (i) Actual Costs less (ii) the sum of Base Costs and the costs allocable to Tract Nos. 1 and 2 of abandoning Unit Wells and Unit Facilities for such period.

(l)                                     State’s Incremental Revenues.  The “State’s Incremental Revenues” for any period shall mean the Incremental Revenues for such period multiplied by the State’s Actual Weighted Average Net Profits Percentage Interest in Tract Nos. 1 and 2 for such period.

(m)                             State’s Incremental Costs.  Subject to adjustment as provided in Section 1.02(i), the “State’s Incremental Costs” for any period shall mean the Incremental Costs for such period multiplied by the State’s Actual Weighted Average Net Profits Percentage Interest in Tract Nos. 1 and 2 for such period.

(n)                                 State’s Incremental Net Profits.  The “State’s Incremental Net Profits” for any month shall mean the difference between the State’s Incremental Revenues and the State’s Incremental Costs for that month; provided, however, that, for any month in which the State’s Incremental Costs exceed the State’s Incremental Revenues, the State’s Incremental Net Profits shall be zero and the amount by which the State’s Incremental Costs exceeds the State’s Incremental Revenues shall be added to a “Negative Incremental Net Profits Balance.” For any month that there exists a Negative Incremental Net Profits Balance, the State’s Incremental Net Profits, if any, calculated as in the preceding sentence shall be reduced (but not below zero) to the extent of the existing Negative Incremental Net Profits Balance, which Balance shall be reduced (but not below zero) by an equal amount.

(o)                                 Development Costs.  “Development Costs” for any period shall mean the aggregate amount of Unit Expense during such period for engineering studies, field surveys, data acquisition and analysis, drilling new wells and redrilling existing wells and such other capital items as shall be necessary to implement the Program, as such amount is determined by THUMS Long Beach Company and the City.  Development Costs shall not include routine repair and maintenance expenses.

(p)                                 Incremental Development Costs.  “Incremental Development Costs” for any period shall mean the positive amount, if any, of Development Costs for such period minus Base Drilling Capital for such period.  For this purpose, “Base Drilling Capital” for any period shall be determined by the Computer Program in the manner described in Exhibit B attached hereto.

(q)                                 State’s Incremental Development Costs.  The “State’s Incremental Development Costs” for any period shall mean the Incremental Development Costs for such period multiplied by the State’s Actual Weighted Average Net Profits Percentage Interest in Tract Nos. 1 and 2 for such period.

(r)                                    Fiscal Year.  “Fiscal Year” means a fiscal year commencing on July 1 and ending on the following June 30, or such different fiscal year as from time to time may be agreed upon among the Parties.  A reference to a specified Fiscal Year shall be a reference to the Fiscal Year ending during such specified year.

(s)                                   Remaining Oil Revenue.  “Remaining Oil Revenue” means “remaining oil revenue” as defined in Section 4(d) of Chapter 138.

1.03                    Terms Defined in Other Sections.  Certain additional terms used herein are defined elsewhere in this Agreement, as follows:

Defined Term	Section
Annual Plan	2.05(a)
CA Amendment	3.01
CA Extended Term	3.01
Computer Program	2.19
Enabling Legislation	5.01
Program	2.01
Program Commencement Date	2.10(a)
Program Plans	2.03(a)
Section 2.02(a) Expenditures	2.02(a)
T2 Amendment	3.02
T2 Extended Term	3.02

ARTICLE 2
OPTIMIZED WATERFLOOD PROGRAM

2.01                    Agreement to Implement the Program.  As provided in this Agreement, the City, the State and ALBI hereby agree to implement and to cause the implementation of an optimized waterflood program for the Long Beach Unit (the “Program”) in accordance with the Program Plans to be adopted hereunder.  The scope of the Program shall include and be limited to the types of operational programs described in Exhibit C attached hereto.

2.02                    Services to be Provided by ALBI; Commitment of ALBI.

(a)                                 ALBI hereby agrees to use its reasonable best efforts to increase production above Base Production over the economic life of the Long Beach Unit to the greatest extent feasible using the Program.  ALBI’s efforts shall be reflected in its design of the Program, its proposal from time to time of such modifications to the Program as it shall deem appropriate and its implementation in conjunction with the City of the Program as provided more fully below.  Within 60 days after the end of each Fiscal Year during which the commitment set forth in Section 2.02(b) is in effect, ALBI shall deliver to the SLC and the City a written report, certified by the Business Manager for the Western District of ARCO Oil and Gas Company or another comparable or more senior officer of ARCO or one of its subsidiaries, specifying the costs incurred by or on behalf of ALBI under this Section 2.02(a) during the preceding Fiscal Year that are not Unit Expense (“Section 2.02(a) Expenditures”).  Such costs may include without limitation expenditures for engineering studies and work performed on behalf of ALBI by independent third party contractors or consultants.  Section 2.02(a) Expenditures that are incurred internally by ARCO, ALBI or another of ARCO’s wholly owned subsidiaries shall be accounted for on the basis of actual direct costs (including without limitation salaries, employee benefits and associated wage burdens such as social security and payroll taxes) and indirect costs at the rate of 25% of direct costs; provided, however, that no indirect costs factor for computer services shall be includible as Section 2.02(a) Expenditures.  Charges for mainframe and super-computer usage shall be calculated using ARCO’s internal inter-departmental rates.  Section 2.02(a) Expenditures for engineering studies and work performed by independent third party contractors or consultants shall be accounted for on the basis of the ARCO Parties’ actual direct costs with no indirect costs factor applied.  Nothing herein shall prohibit expenditures otherwise eligible for inclusion as Section 2.02(a) Expenditures from being paid by the Long Beach Unit as Unit Expense.  At the time each annual budget is submitted to the SLC pursuant to Section 2.05(b), ALBI shall submit to the SLC a written estimate of the Section 2.02(a) Expenditures to be made during the Fiscal Year covered by the budget proposal.

(b)                                 It is understood and agreed that the Program shall include expenditures for engineering studies, field surveys, data acquisition and analysis, drilling new wells and redrilling existing wells and such other capital items as shall be necessary to implement the Program.  In connection with the preparation of each annual budget for the Long Beach Unit contemplated by Section 2.05(a), ALBI, subject to Section 2.20(c), will propose that the budget include expenditures in the form of Incremental Development Costs that, when combined with Section 2.02(a) Expenditures anticipated to be made during the Fiscal Year covered by the budget, would result in the cumulative aggregate expenditure of Incremental Development Costs and Section 2.02(a) Expenditures from the inception of the Program through the end of that Fiscal Year of not less than the amount set forth in the table below opposite the applicable Fiscal Year:

Fiscal Year	Cumulative Expenditures (in millions)
1993	$15
1994	35
1995	55
1996	70
1997	85
1998	100

Notwithstanding any other provision hereof to the contrary, the maximum amount of Section 2.02(a) Expenditures that may be included in the foregoing cumulative expenditures (whether for the purpose of proposing expenditures or for the purpose of determining actual expenditures as provided in Section 2.02(c)) during such period shall be as set forth in the table below:

Fiscal Year	Cumulative Maximum Section 2.02(a) Expenditures (in millions)
1993	$2.25
1994	5.25
1995	8.25
1996	10.50
1997	12.75
1998	15.00

(c)                                  In the event that the cumulative aggregate sum of Incremental Development Costs and Section 2.02(a) Expenditures is less than the amount set forth in Section 2.02(b) for any such Fiscal Year: (i) ALBI shall within 30 days after the end of such Fiscal Year submit a written report setting forth the reasons for the shortfall in expenditures; and (ii) the SLC may terminate this Article 2 within 105 days after the end of such Fiscal Year in the event ALBI within 60 days after the end of such Fiscal Year has failed to propose a budget or a modification to the budget for the succeeding Fiscal Year pursuant to Section 2.05 or 2.06 that, together with the cumulative aggregate Section 2.02(a) Expenditures previously made and estimated for such succeeding Fiscal Year, will result in a total of Incremental Development Costs and Section 2.02(a) Expenditures equal to or greater than the amount set forth in Section 2.02(b) for such succeeding Fiscal Year; and (iii) the SLC may terminate this Article 2 within 45 days after the end of such succeeding Fiscal Year in the event that the cumulative aggregate sum of Incremental Development Costs and Section 2.02(a) Expenditures made through the end of such succeeding Fiscal Year is less than 90% of the amount set forth in Section 2.02(b) for such succeeding Fiscal Year.  If the cumulative aggregate sum of Incremental Development Costs and Section 2.02(a) Expenditures does not equal or exceed $100,000,000 through Fiscal Year 1998 (subject to extension as provided in Section 2.02(f)): (i) the SLC may terminate this Article 2 within 105 days after the end of such period in the event ALBI within 60 days after the end of such period has failed to propose a budget or a modification to the budget for either or both the current and the succeeding Fiscal Years, as appropriate, pursuant to Section 2.05 or 2.06 that, together with the cumulative aggregate Section 2.02(a) Expenditures previously made and estimated for such Fiscal Years, will result in a cumulative total of Incremental Development Costs and Section 2.02(a) Expenditures of not less than $100,000,000 through the end of the 12-month period following Fiscal Year 1998 (subject to extension as provided in Section 2.02(f)); and (ii) the SLC may terminate this Article 2 within 45 days after the end of such 12-month period in the event that the cumulative aggregate sum of Incremental Development Costs and Section 2.02(a) Expenditures made through the end of such period is less than $100,000,000.

(d)                                 (i) For periods succeeding the period covered by Section 2.02(b), as it may be extended by Section 2.02(f), ALBI, subject to Section 2.20(c), will continue in good faith to make Section 2.02(a) Expenditures and to propose and implement, in conjunction with the City, budgets including Incremental Costs.

(ii)                                  In the course of its review of an annual budget under Section 2.05(b), the SLC may give written notice to ALBI and the City that it has determined that the Section 2.02(a) Expenditures and the annual budget proposed by ALBI are insufficient to fulfill the obligations of ALBI under Section 2.02(d)(i).  The SLC may terminate this Article 2 within 105 days after any such notice is given in the event ALBI within 60 days after any such notice is given fails to propose either or both additional Section 2.02(a) Expenditures and a revised budget or a modification to the budget pursuant to Section 2.05 or 2.06 sufficient to fulfill such obligations.

(e)                                  Notwithstanding anything to the contrary set forth in Sections 2.03 through 2.06, ALBI and the City shall not be required to make revisions to any Program Plan, Annual Plan, the budget included in any Annual Plan or any amendments or supplements to or modifications of any of the foregoing with respect to any Fiscal Year to incorporate any changes ordered by the SLC that would affect projects, developments or operations designated by ALBI as provided below involving (or reasonably anticipated to involve) up to a total maximum of $16,000,000 of Actual Costs, as increased by the GNP Inflator (as defined in Exhibit B hereto) through the last day of the month prior to the submission of an annual budget or an amendment or supplement thereto or modification thereof pursuant to Section 2.05(b) or 2.06, as applicable; provided, however, that the SLC shall be permitted to order a change otherwise prohibited by the foregoing clause if and only to the extent that the SLC specifically finds that such change is necessary to (i) prevent waste, (ii) conserve oil and gas, (iii) avoid significant safety or environmental risks or (iv) a combination of the foregoing.  The provisions of Sections 2.03 through 2.06, as applicable, shall govern the procedures by which any changes ordered by the SLC pursuant to the foregoing proviso shall be imposed, challenged and altered.  If the SLC orders any changes pursuant to Section 2.03, 2.04, 2.05 or 2.06 for reasons other than those set forth in this Section, ALBI shall be permitted to designate in writing to the SLC and the City those changes, if any, ordered by the SLC that will not be incorporated as permitted by this Section.  Any such designation by ALBI shall be given within 45 days after the SLC has ordered any such changes.  In the event of a challenge by ALBI alleging that the SLC is prohibited by this Section 2.02(e) from ordering any change, the court hearing the challenge shall determine whether the SLC is prohibited by this Section from ordering the change prior to determining whether the change ordered by the SLC is reasonable.

(f)                                   ALBI shall be relieved of its commitments set forth in this Section if and to the extent: (i) the budget or budgets, or any amendments or supplements thereto or any modifications thereof, approved in accordance with this Agreement and the LBU Agreements do not provide for expenditures sufficient to meet such commitments, or such expenditures are budgeted but not made, as a result of actions or omissions of the SLC or the City; (ii) the SLC concurs in the determination of ALBI and the City that additional expenditures are not necessary to increase production to the greatest extent feasible using the Program; (iii) the expenditure of such funds has been prevented, in whole or in material part, by strikes, lockouts, fire, war, civil disturbances, acts of God, federal, state, county or municipal laws, orders or regulations, inability to secure materials, accidents or other causes beyond the reasonable control of either or both of ALBI and the City, in which case such commitments shall be deferred and extended for as long as such circumstances prevent the expenditures; or (iv) the SLC otherwise determines that good cause exists for the failure to make such expenditures.

(g)                                  The SLC’s sole remedy against the ARCO Parties for any failure by the ARCO Parties to meet the commitments set forth in this Section is to terminate this Agreement in accordance with the above provisions and retain all of the benefits theretofore granted the State under this Agreement (including the settlement of the Coal Oil Point dispute provided for in Article 4 and the benefits of any expenditures made by or on behalf of ALBI pursuant to this Article 2).  Any such termination shall be effective upon the giving of a notice of termination by the SLC to ALBI and the City.  Any termination pursuant to Section 2.02(c) shall not be subject to Section 2.21(b).

(h)                                 Except as provided elsewhere in this Agreement, the ARCO Parties shall not be entitled to any payments or fees from the City or the State in connection with their services under this Section or Sections 2.03 through 2.08.

2.03                    Program Plans.

(a)                                 ALBI and the City shall prepare plans (“Program Plans”) pursuant to which the Program is to be implemented and carried out.  Each Program Plan shall cover a period of five years commencing on the first day of the term of the immediately succeeding Annual Plan (except that the first Program Plan shall cover a period of approximately four and one-half years commencing as soon as practicable after December 31, 1991).  Each Program Plan shall also include two schedules setting forth for each of the first two years all of the matters (except the itemized budget of intended expenditures) required to be included in annual plans of development and operation as contemplated by Section 5(a) of Chapter 138 and Section 4.2 of the Unit Agreement.  The schedule for the first year included in the first Program Plan shall cover the period from a date as soon as practicable after December 31, 1991 through June 30, 1992.  Each Program Plan shall be subject to review and revision by the SLC for consistency with good oil field practice, the Program and the Unit and Unit Operating Agreements and for environmental and safety concerns.  Subject to Section 5(c) of Chapter 138, ALBI and the City shall revise each Program Plan to incorporate the changes ordered by the SLC where the SLC has found the changes to be necessary to assure that the Program Plan (i) is consistent with good oil field practice, or (ii) is consistent with the Program, or (iii) is consistent with the Unit and Unit Operating Agreements, or (iv) does not involve significant safety or environmental risks, or for any combination of the foregoing reasons (i) through (iv).  The SLC shall specify in writing with particularity the reason or reasons for each ordered change.  Either or both of ALBI and the City may apply to a court of competent jurisdiction to challenge the changes ordered by the SLC.  Subject to Section 5(c) of Chapter 138, the Program Plan adopted by ALBI and the City with whatever changes are ordered by the SLC shall go into effect and stay in effect, subject to any additional approvals that may be required by the Unit Agreement, unless and until a court of competent jurisdiction determines in the exercise of its independent judgment that the SLC is prohibited by Section 2.02(e) hereof from ordering any changes or that any changes ordered by the SLC are not reasonable.  In the event of such a judicial determination, the Program Plan shall be altered to revoke any changes ordered by the SLC found by the court to be prohibited by Section 2.02(e) or in other cases as ordered by the court.  The first Program Plan shall be prepared and formally submitted to the SLC not later than 60 days after this Agreement becomes effective in accordance with Section 5.02.  Each subsequent Program Plan shall be prepared and formally submitted to the SLC at least 100 days prior to the expiration of the second Annual Plan adopted pursuant to the then current Program Plan.  Each Program Plan shall be informally submitted in draft form to the staff of the SLC at the same time that it or any budget based upon it is formally submitted to the City Council of the City.  The SLC shall have a period of 45 days following the formal submission of each Program Plan to complete its review of the Program Plan.  If the SLC does not order any changes to a Program Plan within 45 days of its formal submission, such Program Plan shall be deemed to be reviewed and accepted by the SLC.

2.04       Amendment of Program Plans.  Any Program Plan may be amended, supplemented or modified as and when deemed necessary or appropriate by ALBI and the City, subject to review and revision by the SLC in accordance with the provisions of Section 2.03 hereof, except that the 45-day period set forth in Section 2.03 shall be a 30-day period for purposes of this Section 2.04.

2.05       Annual Plans.

(a)           Each year, ALBI and the City shall prepare an annual plan for the implementation of the then current Program Plan and as contemplated by and sufficient for purposes of Article 4 of the Unit Agreement (an “Annual Plan”).  Each Annual Plan shall consist of the appropriate schedule from the current Program Plan and an itemized budget of intended expenditures, which budget shall not be organized by operational programs but shall be organized by categories of total expenditures.  In the event that ALBI and the City are unable to resolve any dispute relating to the budget included or to be included in any Annual Plan or any amendment or supplement thereto or modification thereof, each of ALBI and the City shall submit to the SLC a statement of its position with respect to such dispute.  Subject to the rights of the SLC to order changes to a budget as provided in Section 2.05(b), the SLC shall resolve the dispute during the course of its budgetary review provided for in Section 2.05(b) by selecting for inclusion in the budget either the entire proposal of ALBI or the City; provided, however, that the SLC shall not be permitted to select a proposal of the City that would require a greater expenditure of Incremental Costs than the proposal of ALBI unless and only to the extent that the

SLC specifically finds that such greater expenditure is necessary to avoid subsidence or significant environmental or safety risks.  Any such decision by the SLC shall be final and binding on ALBI and the City; except that either ALBI or the City may apply to a court of competent jurisdiction to challenge any decision made by the SLC pursuant to the proviso set forth in the preceding sentence.  The adoption of an Annual Plan or an amendment or supplement thereto or modification thereof under this Agreement shall constitute the adoption of such Annual Plan or such amendment, supplement or modification by the City and the State (subject to the rights of the SLC under Section 2.05(b)) for purposes of Article 4 of the Unit Agreement.  The City, the State and the ARCO Parties hereby covenant and agree to vote for, approve of and consent to each and every Annual Plan, and any and all amendments or supplements thereto or modifications thereof, after adoption under this Agreement to the extent that under any LBU Agreement any of them may or is required to vote on, approve of or consent to any such Annual Plan, amendment, supplement or modification.

(b)           Each proposed budget and each proposed amendment or supplement to or modification of a budget included in an Annual Plan shall be subject to review and revision by the SLC for consistency with the current Program Plan.  Subject to Section 5(c) of Chapter 138 and the limitations set forth below, ALBI and the City shall revise each budget, amendment, supplement or modification to incorporate changes ordered by the SLC where the SLC has found the changes to be necessary to assure the consistency of the budget with the Program Plan.  The SLC shall specify in writing with particularity the reason or reasons for each ordered change.  Either or both of ALBI and the City may apply to a court of competent jurisdiction to challenge the changes ordered by the SLC, with the challenge of ALBI limited to whether the SLC is prohibited by Section 2.02(e) hereof from ordering such changes.  Subject to

Section 5(c) of Chapter 138 and the limitations set forth below, the budget, amendment, supplement or modification to a budget adopted by ALBI and the City with whatever changes are ordered by the SLC shall go into effect and stay in effect, subject to any additional approvals that may be required by the Unit Agreement, unless and until a court of competent jurisdiction determines in the exercise of its independent judgment that the SLC is prohibited by Section 2.02(e) hereof from ordering any changes or that any changes ordered by the SLC are not reasonable.  In the event of such a judicial determination, the budget shall be altered to revoke any changes ordered by the SLC found by the court to be prohibited by Section 2.02(e) or in other cases as ordered by the court.  Except as otherwise specifically provided in Section 2.05(a): (i) in the event the SLC orders any change to be made in a budget reviewed by it hereunder, any increase in any category of expenditures in excess of the amount set forth in the proposal of ALBI and the City (or the proposal of ALBI if ALBI and the City submit separate proposals as contemplated by Section 2.05(a)) shall be deemed to be Base Costs for all purposes of this Agreement; and (ii) if the aggregate Base Costs for any period of 24 consecutive months equal or exceed the aggregate Base Revenues for such period, the SLC thereafter shall not have the right to order any change to be made in a budget reviewed by it hereunder that would result in an increase in any category of expenditures in excess of the amount set forth in the proposal of ALBI and the City (or the proposal of ALBI if ALBI and the City submit separate proposals as contemplated by Section 2.05(a)).  Each proposed budget shall be prepared and formally submitted to the SLC at least 100 days prior to the first day of the Annual Plan year covered by such budget.  Each budget shall be informally submitted in draft form to the staff of the SLC at the same time that it is formally submitted to the City Council of the City.  The SLC shall have a period of 45 days following the formal submission of each budget to complete its review of the budget.  If the SLC does not order any changes to a budget within 45 days of its formal submission, such budget shall be deemed to be reviewed and accepted by the SLC.

(c)           Notwithstanding Section 2.05(b), the first Annual Plan, including the budgetary portion thereof, shall cover the period from a date as soon as practicable after December 31, 1991 through June 30, 1992, and shall be sufficient for purposes of constituting an amendment to the annual plan for Fiscal Year 1992 adopted pursuant to Article 4 of the Unit Agreement; and the first proposed budget to be included in the first Annual Plan shall be submitted to the SLC concurrently with the submission of the first Program Plan.

2.06       Amendment of Annual Plans.  The nonbudgetary portion of an Annual Plan may be amended, supplemented or modified as and when deemed necessary or appropriate by ALBI and the City, subject to review and revision by the SLC in accordance with the provisions of Section 2.04.  The budgetary portion of an Annual Plan may be amended, supplemented or modified as and when deemed necessary or appropriate by ALBI and the City, subject to review and revision by the SLC in accordance with the provisions of Section 2.05(b), except that the 45-day period set forth in Section 2.05(b) shall be a 30-day period for purposes of such review.  Any disputes between ALBI and the City with respect to any such amendment, supplement or modification shall be resolved by the SLC in accordance with the provisions of Section 2.05(a).  Notwithstanding the foregoing, the executive officer or acting executive officer of the SLC shall have the power to consent to an amendment or supplement to or modification of any portion of an Annual Plan, provided that such officer’s consent shall be subject to ratification by the SLC at its next regular meeting.  In the event the SLC does not ratify the consent of its executive officer or acting executive officer to such amendment, supplement or modification, neither the City, the ARCO Parties nor the Field Contractor shall be liable to the State for any actions taken or omitted under the consent or authority of the executive officer or acting executive officer.

2.07       Expenditures in Excess of Budget.  Notwithstanding the adoption of an Annual Plan hereunder, but subject to the approval, if required, of any parties to the Unit Agreement other than the State, the City or the ARCO Parties, the City, as the Unit Operator, acting with the consent of ALBI (which shall not be unreasonably withheld), shall have the authority to cause the expenditure of funds for Unit Operations in excess of the amount set forth in any budget included in an Annual Plan; provided, however, that no such expenditure shall be incurred that would result in any category of expenditures set forth in the budget to exceed 120% of the budgeted amount for that category.  Such categories of expenditures may include without limitation operating cost, staff expenses, taxes (other than income taxes), development drilling, geological/geophysical exploration and plant capital.

2.08       Implementation of the Program.  Each Party hereby agrees to do all things and to take all actions as shall be reasonably necessary, appropriate or convenient to formulate, adopt, modify and implement timely the Program, the Program Plans and the Annual Plans.  In addition to the procedures specifically provided for in this Article 2, the Parties shall consult with one another on an informal basis as shall be necessary, appropriate or convenient in connection with the implementation of the Program or the performance of this Article 2.

2.09       Standard of Care.  In any claim, action or proceeding by one or more of the Parties against any other Party or its directors, officers, employees, agents or independent contractors arising out of the design, formulation, proposal, adoption, amendment, supplementation, modification or implementation of the Program, any Program Plan or any Annual Plan, such other Party or person shall be held to the same standard of care as set forth for the Unit Operator in Section 7.9 of the Unit Operating Agreement.  This Agreement, however, shall not affect the standard of care or other liability standard set forth in any of the LBU Agreements with respect to any conduct to which such LBU Agreement applies.

2.10       Monthly Accountings.

(a)           For so long as this Article 2 remains in effect, the State shall receive as its total revenue from the Contractors’ Agreement and the Tract No. 2 Agreement for any period the sum of the State’s Base Net Profits plus 50% (51% from and after January 1, 2000) of the State’s Incremental Net Profits for such period, after adjusting for (by subtracting) the State’s allocable portion of abandonment costs for such period provided for in Section 2.18.  Subject to Section 2.14 hereof, an accounting of the State’s Base Net Profits, the State’s Incremental Net Profits, the Incremental Development Costs, the State’s Incremental Development Costs, the State’s entire share of abandonment costs and the State’s allocable portion of abandonment costs shall be made on a monthly basis, commencing on January 1, 1992 (the “Program Commencement Date”).  The accounting shall be made by the City in addition to the other accountings it performs under the LBU Agreements.  Each such monthly accounting shall be completed and reported in writing to ALBI and the SLC on or before the last working day of the following month.  Each accounting shall provide sufficient detail to permit the verification of the accounting by ALBI and the SLC.

(b)           In performing the accountings, the City will be required to have certain calculations made by the Computer Program as described in Exhibits A and B hereto.  The calculations made by the Computer Program will generate data on a quarterly basis, which must be converted to a monthly basis in order to perform the required accountings.  The City shall convert such data by dividing each item of data by the actual number of days in the quarter in question, and thereupon multiplying the resulting quotient by the actual number of days in the month in question.  If, for purposes of the determination of Base Revenues under Section 1.02(e) or the determination of Base Costs under clause (i) of Section 1.02(f), there shall be any conflict between the calculations contained in the Computer Program and the descriptions of such calculations set forth in Exhibit A or Exhibit B hereto, the calculations contained in the Computer Program shall control.  All additional calculations required in connection with this Agreement that are not made by the Computer Program shall be made in accordance with the relevant provisions of this Agreement.

(c)           The accountings to be made pursuant to Section 2.10(a) shall have no effect on the calculation of Remaining Oil Revenue for purposes of distributing to the City a portion of Remaining Oil Revenue; provided, however, that the costs incurred by the City in performing such accountings shall be included as amounts “expended by the City in administering oil and gas operations on the Long Beach tidelands” under Section 4(d) of Chapter 138.

2.11       Payments by ALBI.  If any monthly accounting pursuant to Section 2.10(a) reflects that (i) the aggregate sum for the month of the State’s Base Net Profits plus 50% (51% from and after January 1, 2000) of the State’s Incremental Net Profits, after adjusting for (by subtracting) the State’s allocable portion of abandonment costs provided for in Section 2.18, exceeded (ii) the State’s Actual Net Profits for the month, ALBI shall pay to the City, on or before the 35th day following the end of the month to which the accounting relates, an amount equal to such difference for such month, as set forth in the accounting made by the City.  The portion of any and all such payments in respect of Tract No. 1 shall be added to Tract No. 1 revenues in determining Remaining Oil Revenue for distribution between the State and the

City.  The portion of any and all such payments in respect of Tract No. 2 shall be paid in its entirety by the City to the State.

2.12       Payments to ALBI and the City.  If any monthly accounting pursuant to Section 2.10(a) reflects that (i) the State’s Actual Net Profits for the month exceeded (ii) the aggregate sum for the month of the State’s Base Net Profits plus 50% (51% from and after January 1, 2000) of the State’s Incremental Net Profits, after adjusting for (by subtracting) the State’s allocable portion of abandonment costs provided for in Section 2.18, the City shall pay to ALBI, on or before the 35th day following the end of the month to which the accounting relates (but in any event prior to the payment to the State of any funds with respect to such month), an amount equal to such difference for such month, as set forth in the accounting made by the City.  In addition, commencing January 1, 1996, the State shall pay monthly to the City, at the same time of each payment to ALBI under this Section, the amount required by Section 2(b)(1) of the Enabling Legislation.  Each such payment shall be made by the retention of funds by the City otherwise due to the State from Tract No. 1.  Any and all such payments by the City to ALBI and itself shall be paid by the City on behalf of the State prior to any distribution between the SLC and the City from Remaining Oil Revenue.  Notwithstanding any other provision of this Agreement to the contrary, the State shall be and remain liable to ALBI for any and all payments to be made under this Agreement by the City to ALBI even if Remaining Oil Revenue and revenues of the State derived from production from Tract No. 2 are at any time insufficient to make such payment.

2.13       City as Agent for Tract No. 2 Payments.  In order to facilitate the accountings by the City required under this Agreement, the City shall act as agent for the State with respect to the receipt of net profit payments due the State from the Tract No. 2 Contractor.

The City shall receive monthly the net profit payments directly from the Tract No. 2 Contractor and hold these payments in a separate interest-bearing account.  The City shall determine each month whether any portion of the payment is needed to make any payments to ALBI required by Sections 2.12 and 2.14.  As soon as it determines that no portion of the monthly net profit payment is needed to make the next payment to ALBI under Section 2.12 or any then due payment to ALBI under Section 2.14, the City shall transmit to the State the Tract No. 2 net profit payment with any interest earned and collected thereon.  If all or any portion of the Tract No. 2 net profit payment is needed to make a payment to ALBI, the City shall use this money to make that payment and then immediately transmit to the State any remaining balance with any remaining interest earned and collected thereon.

2.14       Adjustments in the Value of Oil.  If and when the Value of Oil Allocated to a Contractor or the Value of Oil Allocated to the Contract Lands, respectively, is adjusted pursuant to Section 9(e) of the Contractors’ Agreement or Section 7(e) of the Tract No. 2 Agreement (including any subsequent adjustments required upon the successful challenge by a Contractor under the Contractors’ Agreement or the Contractor under the Tract No. 2 Agreement of an adjustment made pursuant to Section 9(e) of the Contractors’ Agreement or Section 7(e) of the Tract No. 2 Agreement, as provided therein), all monthly accountings made pursuant to Section 2.10(a) hereof covering periods affected by any such adjustments shall also be adjusted in the same manner.  Adjustments under this Agreement shall be made by the City and reported in writing to ALBI and the SLC within 10 days after any such adjustments under the Contractors’ Agreement or the Tract No. 2 Agreement are made.  Each adjustment under this Agreement shall provide sufficient detail to permit the verification of the adjustment of the accountings by ALBI and the SLC.  Within 15 days after the adjustment payments under the

Contractors’ Agreement and Tract No. 2 Agreement are received by the City, ALBI or the City shall pay to the other, and the State or the City shall pay to the other, the amount necessary to give effect to the adjustment made hereunder.  Any such payments to or by ALBI shall be made by or to the City, as the case may be, on behalf of the State.  Any such payment made by the City to ALBI or itself shall be made in the manner and in accordance with the priorities set forth in Section 2.12.

2.15       No Late Payment Charges.  There shall be no late penalties or interest assessed or payable in respect of any payments required under Sections 2.11, 2.12 and 2.14 that are not made when due.

2.16       Accounting Disputes.

(a)           In order to permit verification of the written reports provided by the ARCO Parties pursuant to Section 2.02(a), authorized representatives of the SLC may with respect to any such report (i) inspect the supporting accounting records of the ARCO Parties and (ii) obtain such additional information from the ARCO Parties as is relevant thereto within two years after such report has been delivered by the ARCO Parties.  In order to permit verification of the accountings made by the City pursuant to Section 2.10(a) and Section 2.14, authorized representatives of either the SLC or ALBI may with respect to any such report (i) inspect the supporting records of the city and (ii) obtain such additional information from the City as is relevant thereto for a period of two years after such report has been delivered by the City.  Notwithstanding the foregoing, (A) the two-year time limitation provided for in this Section shall be extended to five years with respect to any inspection or inquiry made for the purpose of determining whether one or more accounting errors have been made on a repetitive and recurrent basis, and (B) in the event that any Party formally disputes an accounting pursuant to Sections

2.16(c) and (d) or 2.17, the rights provided for in this Section shall continue with respect to such accounting for the duration of the dispute.

(b)           For purposes of inspections and inquiries made under Section 2.16(a), the authorized representatives of a Party may include accounting, legal and engineering personnel of or retained by the Party.  Any Party desiring to conduct such an investigation shall give the Party whose records are to be inspected a notice requesting access for such purpose.  The involved Parties shall agree upon a reasonable time and place for the inspection to be made.  It shall be presumed to be reasonable if the Party whose records are to be inspected offers to permit the inspection to be made at the location where such records are regularly maintained within 10 business days after it receives the inspection request.  For purposes of this Section 2.16, the term inspection shall include the right to take notes of, make extracts from and make photocopies of the accounting records being inspected.  Any accounting records made available hereunder for inspection shall be held in confidence and shall not be disclosed by any of such persons to any third party except in connection with any disputes under Sections 2.16(c) and (d) or 2.17.  Neither the ARCO Parties nor the City shall dispose of any accounting records subject to inspection under this Section 2.16 until after the maximum time period for inspection permitted hereunder has expired.

(c)           In the event that the SLC or ALBI disputes any accounting made under Section 2.02(a), 2.10(a) or 2.14, it shall give written notice to the other Party and the City, specifying with particularity the errors it alleges in such accounting.  Such notice must be given within two years after the accounting was delivered by the Party responsible therefor; provided, however, that the foregoing two-year time limitation shall be extended to five years with respect to any dispute alleging that one or more accounting errors have been made on a repetitive and recurrent basis.  Promptly after any such notice has been given, the involved Parties shall in good faith attempt to resolve the dispute on a fair and equitable basis.

(d)           If the involved Parties are not able to resolve the dispute within 60 days after the initial written notice has been given under Section 2.16(c), the dispute shall be submitted for binding arbitration pursuant to Section 2.17.

2.17       Dispute Resolution.  Disputes arising under this Article 2 that are neither to be resolved by the SLC as provided in Section 2.05(a) nor specifically reserved herein to be heard by a court of competent jurisdiction shall be resolved by a general reference conducted in Los Angeles County, California, by a retired judge from the panel of Judicial Arbitration & Mediation Services, Inc. (JAMS), appointed pursuant to the provisions of California Code of Civil Procedure Sections 638(1) et seq.  The Parties intend this general reference agreement to be specifically enforceable in accordance with said Section 638(1).  If the Parties cannot agree upon a member of the JAMS panel, one shall be appointed by the Presiding Judge of Los Angeles County Superior Court.

2.18       Abandonment.  This Agreement shall not in any way affect the responsibility for abandoning any Unit Wells or Unit Facilities, which responsibility shall remain as set forth in the LBU Agreements and under existing law.  This Agreement shall allocate between the State and ALBI the State’s share of the costs of abandoning Unit Wells and Unit Facilities, as follows:

(a)           The State shall bear its entire share of the costs of abandoning any Unit Wells and Unit Facilities existing as of the Program Commencement Date (“Existing Unit Wells” and “Existing Unit Facilities”) and any Unit Facilities that simply replace Existing Unit Facilities or that otherwise would have been built even if the Program had not been implemented.

The Existing Unit Wells and Existing Unit Facilities shall be identified on a written inventory to be provided to ALBI and the SLC by the City within 60 days of the Program Commencement Date.  For purposes of this Section, any redrill of an Existing Unit Well other than a surface redrill shall be considered an Existing Unit Well.

(b)           ALBI shall bear 50% of the State’s entire share of the costs of abandoning any Unit Facilities built after the Program Commencement Date and that would not have been built had the Program not been implemented.

(c)           The State shall bear on a well-by-well basis that portion of its entire share of the costs of abandoning any Unit Wells not existing as of the Program Commencement Date equal to the sum of (i) the quotient of 1.42 times the number of Base Production Wells (as defined in Exhibit A) theoretically drilled after the Program Commencement Date pursuant to the base development plan embodied in the Computer Program and described in Exhibit A divided by the total number of unit wells (excluding redrills other than surface redrills) actually drilled after the Program Commencement Date, plus (ii) 50% of the remaining percentage of the State’s entire share of abandoning any Unit Well covered by the foregoing clause (i) but not borne by the State pursuant to such clause (i).

(d)           ALBI shall bear on a well-by-well basis the remainder of the State’s entire share of abandoning any Unit Well covered by subsection (c) above but not borne by the State pursuant to subsection (c).

(e)           The costs of abandoning Unit Wells or Unit Facilities are neither Base Costs nor Incremental Costs.  The allocations in subsections (a) through (d) above are and shall be independent of Base Costs and Incremental costs.  Notwithstanding the foregoing, the accountings to be made under Sections 2.10 through 2.12 shall be adjusted, as provided therein, to give effect to the allocation of the State’s entire share of abandonment costs provided for in this Section 2.18.

2.19       Deposit of Computer Program.  The base development plan described in Exhibits A and B hereto is based upon a model embodied in a computer program and related software (the “Computer Program”) developed jointly by the ARCO Parties and the SLC, which Computer Program is hereby incorporated by reference into this Agreement.  In order to protect and preserve the Computer Program in the form agreed upon by such Parties, an exact copy of the Computer Program shall be transferred to a disk or disks (or other media) and stored by a mutually acceptable independent third party in accordance with the procedures and provisions of a Depository Agreement substantially in the form attached hereto as Exhibit D, which shall be entered into concurrently with this Agreement.  No Party shall be permitted to have access to such disk or disks (or other media) except as provided in the Depository Agreement.

2.20       Termination of the Program.  The obligations of the Parties under this Article 2 shall terminate upon the first to occur of the following:

(a)           The written agreement of ALBI and the State to terminate such provisions.

(b)           The termination of the Unit Agreement in accordance with Section 15.1 thereof.

(c)           Upon 60 days’ prior written notice from ALBI to the State in the event that ALBI determines, in its discretion, that continuation of the Program is not in the economic interests of ALBI.

(d)           After the expiration of the period covered by Section 2.02(b), as it may be extended by Section 2.02(f), 60 days after the last day of any Fiscal Year for which there were no Incremental Costs but only if there were no Incremental Revenues for that Fiscal Year and for the immediately preceding Fiscal Year, upon written notice that the State elects to terminate delivered by the SLC to ALBI within such 60-day period.

(e)           A termination by the SLC pursuant to Section 2.02 hereof.

(f)            A termination by the ARCO Parties pursuant to Section 5.01 hereof.

2.21       Effect of Termination.

(a)           The termination of this Article 2 shall not affect the rights and liabilities of the Parties to one another with respect to the performance of this Article 2 during the period prior to such termination, which rights and liabilities shall survive such termination.  Any such termination shall have no effect on any provisions of this Agreement other than this Article 2 or on any provisions of any LBU Agreement.

(b)           Except as otherwise expressly set forth in section 2.02(g), it shall be a condition of any termination of this Article 2 by the State pursuant to Section 2.02 or Section 2.20(d) that the State shall pay to ALBI an amount equal to the Negative Incremental Net Profits Balance as of the effective date of the termination and after giving effect to the final accounting pursuant to Sections 2.10(a) and 2.14.  Any such payment shall be made within 35 days of the effective date of the termination, with an adjusted payment, if necessary, made by the appropriate Party within 30 days after the final accounting pursuant to Section 2.14.

2.22       Effect of this Agreement on Sell-Offs.  This Agreement shall not in any way affect the provisions of agreements relating to the sell-off of oil pursuant to Article 11(a) of the Contractors’ Agreement or the State’s right to take in-kind oil pursuant to Article 9 of the Tract No. 2 Agreement, including without limitation Article 5(d) of the Contractors’ Agreement, providing for payment of excess value, and Articles 9(b)(3) and (4) and Article 9(e) of the Contractors’ Agreement and Articles 7(b)(3) and (4) and Article 7(e) of the Tract No. 2 Agreement, providing for adjustments to the value of oil allocated.  The rights to sell off oil or to take in-kind oil shall continue to apply to all oil actually produced without regard to whether such oil is classified as base or incremental production for purposes of this Agreement.

ARTICLE 3
EXTENSION OF CONTRACTORS’ AND TRACT NO. 2 AGREEMENTS

3.01       Extension of Contractors’ Agreement.  If the provisions of Article 2 of this Agreement have not been terminated in accordance with the provisions of this Agreement by January 1, 1995, the term of the Contractors’ Agreement shall be extended as of June 30, 1995, from and after April 1, 2000, to be coterminous with the Unit Agreement, with respect to each Contractor whose interest has not otherwise terminated pursuant to Article 30 of the Contractors’ Agreement (the “CA Extended Term”).  If so extended, the extension of the Contractors’ Agreement shall be evidenced by an amendment thereto substantially in the form of Exhibit E attached hereto (the “CA Amendment”), with only such changes as shall be ministerial in nature or shall have been approved in writing by ARCO and the City.  During January 1995, the City shall send a written notice to each Person Comprising the Field Contractor or a Nonoperating Contractor as of that date (the “CA Offerees”), which notice shall offer to each CA Offeree the right to maintain its interest in the Contractors’ Agreement during the CA Extended Term.  Such offer shall inure to the benefit of the permitted successors and assigns of each CA Offeree.  Such offer shall state that it shall remain open and irrevocable by the City (subject to the continued effectiveness of the Contractors’ Agreement with respect to the applicable CA Offeree and the continued effectiveness of the Unit Agreement) until 4:30 p.m. on June 30, 1995.  The notice shall provide an exclusive means by which the offer contained therein may be accepted in writing, which shall include the submission of a duly executed and notarized signature page to the CA Amendment.  ARCO hereby agrees that it shall be deemed automatically to have accepted the offer, if made, with respect to its entire interest as a Contractor or a Person Comprising a Contractor under the Contractors’ Agreement.  Accordingly, ARCO and the City hereby agree to dispense with any notice and acceptance of such offer to and by ARCO.  If one or more CA Offerees fail to accept the offer by the City as provided in the notice to be given by the City, then for the CA Extended Term, ARCO shall become, as provided in the CA Amendment, the Contractor or Person Comprising a Contractor with respect to any and all interests of all such CA Offerees (including their respective successors and assigns) under the Contractors’ Agreement.

3.02       Extension of Tract No. 2 Agreement.  If the provisions of Article 2 of this Agreement have not been terminated in accordance with the provisions of this Agreement by January 1, 1995, the term of the Tract No. 2 Agreement shall be extended, as of June 30, 1995, from and after April 1, 2000, to be coterminous with the Unit Agreement, unless sooner terminated in accordance with the provisions of Article 23 of the Tract No. 2 Agreement (the “T2 Extended Term”).  If so extended, the extension of the Tract No. 2 Agreement shall be evidenced by an amendment thereto substantially in the form of Exhibit F attached hereto (the “T2 Amendment”), with only such changes as shall be ministerial in nature or shall have been approved in writing by ARCO and the SLC.  During January 1995, the SLC shall send a written notice to each Person Comprising the Contractor as of that date (the “T2 Offerees”), which notice shall offer to each T2 Offeree the right to maintain its interest in the Tract No. 2 Agreement during the T2 Extended Term.  Such offer shall inure to the benefit of the permitted successors and assigns of each T2 Offeree.  Such offer shall state that it shall remain open and irrevocable by the SLC (subject to the continued effectiveness of the Tract No. 2 Agreement and the Unit Agreement) until 4:30 p.m. on June 30, 1995.  The notice shall provide an exclusive means by which the offer contained therein may be accepted in writing, which shall include the submission of a duly executed and notarized signature page to the T2 Amendment.  If one or more T2 Offerees fail to accept the offer by the SLC as provided in the notice to be given by the SLC, then for the T2 Extended Term, ARCO shall become, as provided in the T2 Amendment, the Person Comprising the Contractor with respect to any and all interests of all such T2 Offerees (including their respective successors and assigns) under the Tract No. 2 Agreement.

ARTICLE 4
COAL OIL POINT SETTLEMENT

4.01       Dismissal and Releases.  Based on the consideration and provisions set forth in this Agreement, promptly after the effective date of this Agreement,

(a)           The parties to the action and the appeal entitled Atlantic Richfield Co., et al. v. State Lands Commission, et al., No. C663010 (Los Angeles County Superior Court) and No. 2 Civil B054449 (California Court of Appeal) shall file with the court a dismissal with prejudice of all causes of action asserted in that action except for the Fifth Cause of Action, which is asserted only against the Santa Barbara County defendants, and with the Court of Appeal a dismissal of the appeal;

(b)           Each of the parties plaintiff to that action shall exchange with each of the parties defendant to that action releases in the form of Exhibit G hereto; and

(c)           ARCO shall deliver to the State a quitclaim of ARCO’s rights under State Oil and Gas Leases Nos. 308 and 309, P.R.C., dated March 4, 1947, as amended,

substantially in the form of Exhibit H hereto.  The quitclaim shall be determinable upon the termination of this Agreement pursuant to Section 5.01 during the time period specified in Section 5.01.  The quitclaim shall become void and shall have no further force or effect upon such a termination of this Agreement during such time period and the satisfaction by ARCO of the payment condition provided for by Section 5.01.

ARTICLE 5
ENABLING LEGISLATION AND
EFFECTIVENESS OF THIS AGREEMENT

5.01       Enabling Legislation.  The legislation attached hereto as Exhibit I (the “Enabling Legislation”) adopted by the California Legislature and approved by the Governor of the State of California authorizes the State to enter into this Agreement.  The Enabling Legislation shall be deemed to be a part of this Agreement and is hereby incorporated herein by reference.  The Parties agree not to challenge the validity of the Enabling Legislation at any time, which agreement shall survive any termination of this Agreement pursuant to any of subsections (a) through (e) of Section 2.20.  In the event that the Enabling Legislation is finally determined by the courts to be void or unconstitutional in any material respect, which determination has an adverse effect on the rights or obligations of either or both of the ARCO Parties provided for in or contemplated by this Agreement, the ARCO Parties shall have the right to terminate this Agreement by written notice given to the other Parties within 60 days after such final determination.  Any such termination shall not affect the rights and liabilities of the Parties to one another with respect to this Agreement during the period prior to such termination or pursuant to this Section, which rights and liabilities shall survive such termination; provided, however, that if the ARCO Parties terminate pursuant to this provision prior to the 15th anniversary after the date of recordation of the quitclaim provided for by Article 4 (subject to extension as provided in the quitclaim) as a result of a determination of voidness or unconstitutionality, made at any time, in a lawsuit or other proceeding commenced prior to January 1, 1997, such quitclaim shall have no further force and effect as provided therein, and ARCO’s rights under Leases Nos. 308 and 309 then shall be in full force and effect notwithstanding anything in such leases or the SLC regulations to the contrary if and only if within 60 days after such termination ARCO makes a payment to the City, which shall receive and apply the payment in the same manner as provided in Section 2.11, equal to the sum of (i) 50% of the aggregate amount of the State’s Incremental Net Profits from the Program Commencement Date through the earlier of December 31, 1999 and the date of termination and (ii) 49% of the aggregate amount of the State’s Incremental Net Profits from January 1, 2000 through the date of termination (if the date of termination occurs after December 31, 1999), after adjusting for (by subtracting) ALBI’s allocable portion of abandonment costs for such period or periods provided for in Section 2.18.

5.02       Effectiveness of this Agreement.  Sections 5.01 and 6.04 of this Agreement shall become effective upon the date of this Agreement.  The remainder of this Agreement shall become effective on the latest of (i) the date of the last delivery required by Section 6.04, (ii) the date that each of the County of Santa Barbara, the Santa Barbara County Air Pollution Control District and the Sierra Club Legal Defense Fund give irrevocable written notice to ARCO and the State that they will participate in the dismissal of the lawsuit and the exchange of releases described in Section 4.01 and (iii) the date of this Agreement.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES

6.01       Representations and Warranties of the State.  The State hereby represents and warrants to the ARCO Parties that:

(a)           It has the power and authority to enter into this Agreement and the Exhibits hereto to be executed and delivered by it hereunder and to perform its obligations hereunder and thereunder.

(b)           It has taken all action and has secured the consents of all persons necessary to authorize the execution, delivery and performance of this Agreement and the Exhibits hereto to be executed and delivered by it hereunder.

(c)           This Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms.

(d)           Each Exhibit hereto to be executed and delivered by it hereunder, when so delivered, will have been duly executed and delivered by it and will constitute a valid and binding obligation of it, enforceable against it in accordance with its terms.

(e)           This Agreement does not require the approval of the Governor of the State of California pursuant to Section 6107 of the California Public Resources Code.

6.02       Representations and Warranties of the City.  The City hereby represents and warrants to the ARCO Parties that:

(a)           It has the power and authority to enter into this Agreement and the Exhibits hereto to be executed and delivered by it hereunder and to perform its obligations hereunder and thereunder.

(b)           It has taken all action and has secured the consents of all persons necessary to authorize the execution, delivery and performance of this Agreement and the Exhibits hereto to be executed and delivered by it hereunder.

(c)           This Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms.

(d)           Each Exhibit hereto to be executed and delivered by it hereunder, when so delivered, will have been duly executed and delivered by it and will constitute a valid and binding obligation of it, enforceable against it in accordance with its terms.

(e)           The City is not a party to the lawsuit described in Section 4.01 and makes no representation, warranty or covenant with respect to such lawsuit or to Section 4.01.

6.03       Representations and Warranties of the ARCO Parties.  Each of the ARCO Parties hereby represents and warrants to the State and the City that:

(a)           It has the corporate power and authority to enter into this Agreement and the Exhibits hereto to be executed and delivered by it hereunder and to perform its obligations hereunder and thereunder.

(b)           It has taken all action and has secured the consents of all persons necessary to authorize the execution, delivery and performance of this Agreement and the Exhibits hereto to be executed and delivered by it hereunder.

(c)           This Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms.

(d)           Each Exhibit hereto to be executed and delivered by it hereunder, when so delivered, will have been duly executed and delivered by it and will constitute a valid and binding obligation of it, enforceable against it in accordance with its terms.

6.04       Deliveries Following Execution.

(a)           Upon the execution of this Agreement or as soon thereafter as practicable, each of the ARCO Parties shall deliver to the SLC and the City a duly executed certificate of resolutions adopted by their respective Boards of Directors substantially in the forms attached hereto as Exhibit J in the case of ARCO and Exhibit K in the case of ALBI.

(b)           Upon the execution of this Agreement or as soon thereafter as practicable, (i) the SLC shall deliver to the ARCO Parties and the City a duly certified copy of minutes of a meeting of the SLC reflecting the approval of this Agreement and (ii) the City shall deliver to the ARCO Parties and the SLC a duly certified copy of minutes of a meeting of the City Council of the City reflecting the approval of this Agreement.

ARTICLE 7
MISCELLANEOUS PROVISIONS

7.01       Expenses.  Except as set forth herein, each Party shall pay its costs and expenses, including without limitation the fees of counsel, incurred by it in connection with this Agreement and the transactions contemplated hereby.

7.02       Entire Agreement.  This Agreement, the Exhibits hereto and the other agreements, documents and instruments delivered or to be delivered pursuant hereto or contemplated hereby, set forth the entire understanding of the Parties with respect to the subject matter hereof, supersede any and all prior agreements, arrangements and understandings with respect to the subject matter hereof, and may be modified only by a written instrument duly executed by each Party affected by any such modification.  The Exhibits attached to this Agreement shall be deemed to be a part of this Agreement and are hereby incorporated by this reference.

7.03       Waivers; Accord and Satisfaction.  No breach of any covenant, condition, agreement, warranty or representation made herein or in any Exhibit hereto or the other agreements, documents or instruments delivered pursuant hereto or contemplated hereby, shall be deemed waived unless expressly waived in writing by the Party who might assert such breach.  Any such waiver by or on behalf of either or both of the ARCO Parties shall be effective only if it is signed by the Vice President of the Western District of ARCO Oil and Gas Company.  Any such waiver by or on behalf of the State shall be effective only if it is signed by the executive officer or acting executive officer of the SLC.  Any such waiver by or on behalf of the City shall be effective only if it is signed by the city manager or the acting city manager of the City.  Any such waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred.  Any such waiver may be conditional.  No such waiver shall be deemed to be a waiver of any other matter, whenever occurring and whether identical, similar or dissimilar to the matter waived.  No receipt or acceptance by any Party of any payment of any amount made hereunder in respect of the payment obligations set forth herein which is less than the amount due shall be deemed to be other than on account of the amount due before such receipt, acceptance or payment, and no endorsement or statement accompanying or in respect of any receipt, acceptance or payment shall be deemed an accord and satisfaction.

7.04       Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed to constitute an original.

7.05       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts-of-laws rules and laws.

7.06       Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or delivered by commercial courier against receipt or in person, as follows:

If to the State:

Executive Officer

State Lands Commission

1807 - 13th Street

Sacramento, California 95814

with a copy to:

Chief, Mineral Resources Management

State Lands Commission

245 West Broadway, Suite 425

Long Beach, California 90802

If to the City:

City Manager

13th Floor, City Hall

333 West Ocean Boulevard

Long Beach, California 90802

with a copy to:

Director of Department of Oil Properties

2nd Floor, City Hall

333 West Ocean Boulevard

Long Beach, California 90802

If to ARCO:

ARCO Oil and Gas Company

P.O.  Box 147

Bakersfield, California 93302 (for mail delivery only)

or

4550 California Avenue

Bakersfield, California 93309

Attention: Vice President and General Manager

with a copy to:

Atlantic Richfield Company

515 South Flower Street

Los Angeles, California 90071

Attention: Senior Vice President and General Counsel

If to ALBI:

ARCO Long Beach, Inc.

300 Oceangate

Long Beach, California 90802

Attention: Business Unit Manager

with a copy to:

Atlantic Richfield Company

515 South Flower Street

Los Angeles, California 90071

Attention: Senior Vice President and General Counsel or to such other address as such Party shall have furnished in writing in accordance with the provisions of this Section.  Any notice or other communication mailed by registered or certified mail shall be deemed given at the earlier of the time of its receipt by the addressee or seven days after the time of mailing thereof.  Any notice given in any other fashion shall be deemed to have been given when actually received by the addressee.  Payments required to be made under Article 2 hereof shall be made by wire transfer of immediately available funds to the account of the proper Party as such Party shall from time to time specify by written notice or by such other means as shall be agreed upon from time to time between the paying and receiving Parties.

7.07       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and assigns.  Except as set forth in Section 7.17, the ARCO Parties shall be permitted to assign (i) to one or more wholly owned subsidiaries of ARCO any or all of their respective rights and obligations hereunder and/or (ii) to any one or more other persons ALBI’s rights to make or receive up to and including 45% of the remaining payments to ALBI called for by Article 2 of this Agreement; provided, however, that any such assignment and assumption shall not relieve the ARCO Parties from liability with respect to any obligations or payments.  Except as provided in the preceding sentence, the ARCO Parties shall not be permitted to assign, pledge, hypothecate, encumber or otherwise transfer to any other person any of their respective obligations under or in respect of Article 2 of this Agreement without the prior written consent of the SLC.  For purposes of this Section, the sale by an ARCO Party of any of the stock of a wholly owned subsidiary to which it has made an assignment pursuant to this Section shall constitute an assignment to another person, requiring the prior written consent of the SLC.

7.08       Headings.  The headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

7.09       Severability; Waiver of Applicable Laws.  If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby.  To the extent permitted by applicable law, each Party hereby waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

7.10       Construction.  The language in all parts of this Agreement shall in all cases be construed according to its fair meaning and not strictly for or against any of the Parties.

7.11       Remedies Cumulative.  Except as otherwise specifically provided herein, the remedies provided herein are cumulative with one another and with any other remedies which any Party may have at law, in equity, under any agreements of any type or otherwise, and the exercise or failure to exercise any remedy shall not preclude the exercise of that remedy at another time or of any other remedy at any time.

7.12       Equitable Remedies.  In addition to legal remedies to the extent allowed under this Agreement or by law, in recognition of the fact that remedies at law may not be sufficient, the Parties shall be entitled to equitable remedies, including without limitation specific performance and injunction.

7.13       Agreement Not Admissible.  This Agreement is made, at least in part, in compromise of litigation.  In the event that this Agreement does not become effective, neither this Agreement nor the discussions and negotiations between the parties shall be admissible in the Coal Oil Point lawsuit referred to in Section 4.01 or any related litigation.

7.14       Time of the Essence.  Time is of the essence in the performance of this Agreement.

7.15       Attorneys’ Fees and Costs.  If any litigation, reference or other proceeding between or among the Parties is commenced in connection with or related to this Agreement, the losing Party or Parties shall pay the costs and expenses of the prevailing Party or Parties.  Each Party shall bear its own attorneys’ fees.

7.16       Relationship of Parties.  Nothing set forth herein shall ever be construed to create an association, trust or partnership or impose a trust or partnership duty, obligation or liability on or with regard to any one or more of the Parties hereto.  Except for the quitclaim referenced in Article 4 hereof, nothing herein grants, conveys, gives, alienates or vests in any Party for any purpose whatsoever any title, interest or estate in or to any lands whatsoever, or any title, interest or estate in or to any oil, gas and/or other hydrocarbons and/or other minerals.

7.17       Guarantee of Performance.  ARCO hereby guarantees the full performance by ALBI and its successors and assigns of all the obligations of ALBI under this Agreement.  This guarantee by ARCO may not be assigned without the express written consent of the SLC and the City.

7.18       Further Assurances.  Each Party agrees promptly to execute and deliver such documents and to do such other acts as are requested by another Party and are in the reasonable judgment of the requesting Party necessary or appropriate to effectuate the purposes of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

THE STATE OF CALIFORNIA

By:	The State Lands Commission

By:	/s/ Charles Warren
Charles Warren
Executive Officer

THE CITY OF LONG BEACH

By:	/s/ John F. Shirey
John F. Shirey
Assistant City Manager

ATLANTIC RICHFIELD COMPANY

By:	/s/ Paul B. Norgaard
Paul B. Norgaard
Vice President

ARCO LONG BEACH, INC.

By:	/s/ Paul B. Norgaard
Paul B. Norgaard
President

The foregoing Agreement for Implementation of an Optimized Waterflood Program for the Long Beach Unit is hereby approved as to form this 5th day of November, 1991.

JOHN R. CALHOUN, City Attorney

By:	/s/ Signature Illegible
Deputy

Exhibit A

Determination of Base Development Plan

Section 1

Introduction

1.1                               Purpose.  The purpose of this Exhibit A is to set out the technical method to quantify Base Production for purposes of Section 1.02 of the Agreement. The methods, formulae and procedures set forth are based on a theoretical development plan, “Base Development Plan,” described in the Exhibit.

1.2                               Definitions.  Unless defined herein all initially capitalized terms shall have the meaning set forth in the Agreement.

(a)                                 Base Development Plan The Base Development Plan is the theoretical LBU development which would have occurred if this Agreement had not been executed. Inclusive in this plan is the Base Oil, Base Water, Base Production Wells and associated injection wells resulting from it.

(b)                                 Base Production Well is a theoretical producing well added in the Base Development Plan.

(c)                                  Base Oil is the theoretical gross oil production from the entire Long Beach Unit that would be produced by the Base Development Plan.

(d)                                 Base Water is the theoretical gross water production from the entire Long Beach Unit that would be produced by the Base Development Plan.

(e)                                  Base Production as the term is used herein means either or both Base Oil or Base Water as the context requires.

(f)                                   Base Gross Fluid is the sum of Base oil and Base Water.

(g)                                  Base Cumulative Oil is the theoretical cumulative oil production at any point in time for the entire Long Beach Unit that would be produced by the Base Development Plan as of that point in time.

(h)                                 Payout Time is the time in years or fraction thereof required for a Base Production Well to produce enough oil that when multiplied by the then current oil price would equal or exceed the total costs to drill, complete, equip, and operate the well.

(i)                                     Payout Criterion is the maximum Payout Time for which a new Base Production Well will be drilled in the Base Development Plan.

1.3                               Procedure.  Because it is impossible to physically measure Base Production and because it is necessary to identify that portion of the actual oil and water production in the Long Beach Unit that is Base Production, a means to determine Base oil and Base Water is required. Base oil and Base Water will be determined in each quarter through the use of the calculation procedure defined in Section 3 of this Exhibit.

Section 2

Theoretical Basis for the Base Development Plan

2.1                               Background.  Oil and gas producing reservoirs exhibit statistically consistently behaved performance patterns which can be applied to the Long Beach Unit (“LBU”) for use in forecasting Base Production. Certain management practices in the LBU have controlled the timing and development of the LBU hydrocarbon reserves. The major premise of the Base Development Plan is that the LBU will continue previously established performance trends and management practices. A model which projects these performance trends and management practices in a statistically consistent manner has been developed to forecast the Base Development Plan.

2.2                               Waterflood Response.  Oil reservoirs producing under waterflood exhibit a semi-logarithmic relationship between the instantaneous water-oil ratio and cumulative oil production. Since oil recovery from the reservoir is finite, wells drilled later in the life of a reservoir will normally have a higher water-oil ratio and lower ultimate oil recovery than wells drilled earlier. Producing history indicates that the LBU reservoirs follow these trends. A key assumption in the Base Development Plan is that the LBU reservoirs will continue to perform according to their previously established trends.

2.3                               Oil Rate Performance.  Oil reservoirs are known to exhibit certain oil rate performance trends over time. Oil reservoirs usually follow a hyperbolic oil rate decline versus time relationship represented by the following equation:

Equation 1

-1/n

qt = qi (1 - nDit)

where:

qt	=	oil production rate at any time (t)

qi	=	initial oil production rate at t=0

n	=	hyperbolic decline coefficient

Di	=	initial decline fraction. Note Di is a negative number.

t	=	time since start of production

A special case of the hyperbolic oil rate decline is the exponential decline where n=0 and oil rate is represented by the following equation:

Equation 2

Dit

qt = qi e

where:

qt	=	as defined for Equation 1

qi	=	as defined for Equation 1

Di	=	as defined for Equation 1

t	=	as defined for Equation 1

e	=	Naperian constant equal to 2.71828183

LBU history shows that wells grouped by the year they were drilled initially exhibit an exponential oil rate relationship. It has been found that these same wells at high water/oil ratios have a hyperbolic performance. The model utilized to formulate the Base Development Plan incorporates these observations.

2.5                               Producing Wells - Existing and Future.  The model predicts the performance of all active producing wells in the LBU as of July 1, 1990 and forecasts the performance of such wells for every quarter in the future. The Base Development Plan also incorporates the continued development of the LBU reservoirs through the addition of new producing and associated injection wells. The rate and performance of these new wells are determined by extrapolations of historical reservoir performance data. The number of new wells drilled in the Base Development Plan is limited by the Payout Time of each new well. As the LBU reservoirs mature, the quality of new wells which can be drilled decreases. In the Base Development Plan the Payout Time is used to determine the number of new well opportunities. A drilling program results with decreasing numbers of new wells drilled over time.

2.6                               New Well Ouality.  In addition to decreasing development opportunities over time, there are also variations in the qualities of new wells which can be drilled at any single time. As the LBU has matured, the number of wells which met the Payout Criterion has decreased. In years when oil prices have been higher than the historical average, more wells were drilled with Payout Time within the Payout Criterion. In years when oil prices have been lower than the historical average, fewer wells were drilled such that the well with the longest Payout Time still paid out without exceeding the Payout Criterion.

2.7                               Performance - New Base Production Wells.  The performance characteristics of Base Production Wells in the future will be predicted from extrapolations of past LBU performance. The Payout Time for each Base Production Well will be represented by application of the then-current oil price averaged over the year prior to the addition of the new well combined with the predicted performance characteristics of the well. The number of Base Production Wells to be drilled is determined by finding the last well with a Payout Time less than or equal to the applicable Payout Criterion.

Section 3

Components of Base Development Plan

3.1                               Background.  Base Oil, Base Water, and Base Production Wells associated with the Base Development Plan will be determined as follows:

A.                                    Oil and water production for wells which existed prior to July 1, 1990 will be taken from Attachment 1 to this Exhibit.

B.                                    Production characteristics for and the number of new Base Production Wells to be added in each quarter will be determined as described in Section 3.2.B.

C.                                    Oil and water production in each quarter for all Base Production Wells added in the previous quarters will be determined as described in Section 3.2.C.

D.                                    All monetary values associated with the Computer Program are in terms of January 1, 1990 dollars.

3.2                               Calculation Methodology.  For each quarter, the Base Production Wells, Base Oil Production, Base Water Production, and Base Cumulative Oil will be calculated in the following manner:

A.                                    The oil and water Production for wells which existed prior to July 1, 1990 is listed in Attachment 1 for each quarter starting in July 1, 1990 through January 1, 2020. After January 1, 2020 the oil production for these wells for each quarter thereafter will be equal to their oil production for the preceding quarter multiplied by 0.97, and the water production for each quarter thereafter will be equal to their water production for the preceding quarter multiplied 0.98.

B.                                    At the beginning of each quarter, new Base Production Wells may be added into the Base Development Plan. All new Base Production Wells added in an individual quarter will be treated as a single group in all future calculations. The production characteristics for each of the new Base Production Wells will be determined as a function of the Base Cumulative Oil for the Long Beach Unit at the start of the quarter. The number of new Base Production Wells to be added in the quarter will be determined such that each well will meet the Payout Criterion for that quarter.  The production characteristics from each new Base Production Well will be appropriately combined to reflect the composite characteristics for all Base Production Wells added in the quarter.

(i)                                     The production characteristics to be determined for each new Base Production Well are the slope and intercept of the ln(water/oil ratio) versus cumulative oil and the slope and intercept of the ln(oil rate) versus time and will be determined as described below.

(a)                                 The relationship between water/oil ratio (“WOR”) and cumulative oil production for each new well (represented by the subscript x) will be determined from the following equations (Equations 3 through 9):

Equation 3

[ (WA) (x) + WB ]

WORix = e

where:

WORix	=	initial water/oil ratio for the x ‘th well added in the quarter

X	=	the number of the well drilled in the quarter

WA	=	as defined in Equation 4

WB	=	as defined in Equation 5

Equation 4

WA = (3.9351x10-10) (BCO) - (0.15094)

where:

BCO	=	Base Cumulative oil at the beginning of the quarter (in stock tank barrels)

Equation 5

WB = (1.6104x10-9) (BCO) - (0.80521)

where:

BCO	=	as defined for Equation 4

Equation 6

( ln (25.0) – ln(WORix) )

SWORx =                                                                                            Res25x

where:

SWORx	=	slope of the ln(instantaneous water/oil ratio) versus cumulative oil produced for the xth well added in the quarter

Ln	=	natural logarithm function, base e

WORix	=	as defined by Equation 3

Res25x	=	Cumulative oil production at an instantaneous water/oil ratio of 25 for the xth well added in the quarter, stock tank barrels - defined by Equation 7

Equation 7

[ (RA) (x) + (RB) ]

Res25x = e

where:

RA	=	as defined in Equation 8

x	=	as defined for Equation 3

RB	=	as defined in Equation 9

Res25x	=	as defined for Equation 6

Equation 8

RA = (-6.2312x10-10) (BCO) + (0.24767)

where:

BCO	=	as defined for Equation 4

Equation 9

RB = (-2.7510x10-9) (BCO) + (14.993)

where:

BCO	=	as defined for Equation 4

(b)                                 The relationship between oil rate and time for each new Base Production Well added in the quarter will be determined from the following equations (Equations 10 through 16):

Equation 10

(Dix) (t)

qtx qix e

where:

qtx	=	oil rate at time t for the xth well added in the quarter, stock tank barrels per day

qix	=	initial oil rate for the xth well added in the quarter, stock tank barrels per day - obtained from Equation 11

Dix	=	initial decline fraction for the xth well added in the quarter, year-1 - obtained from Equation 14

t	=	time since start of production for the xth well, years

Equation 11

[ (QA) (x) + (QB) ]

qix = e

where:

QA	=	as defined by Equation 12

x	=	as defined for Equation 3

QB	=	as defined by Equation 13

Equation 12

QA = (-4.3810x10-10) (BCO) + (0.097410)

where:

BCO	=	as defined for Equation 4

Equation 13

QB = (-2.0273x10-9) (BCO) + (7.0175)

where:

BCO	=	as defined in Equation 4

Equation 14

Dix = (-1.0) ABS [ (DA) (x) + (DB) ]

where:

ABS	=	absolute value function

DA	=	as defined in Equation 15

x	=	as defined in Equation 3

DB	=	as defined in Equation 16

Equation 15

DA = (1.2500x10-12) (BCO) - (0.000375)

where:

BCO	=	as defined by Equation 4

Equation 16

DB = (1.7500x10-10) (BC0) + (0.0575)

where:

BCO	=	as defined in Equation 4

(ii)                                  After the production characteristics for each new Base Production Well in a quarter have been calculated, the Payout Time for each new well is determined. The calculation procedure for determining the payout for each new Base Production Well is as follows: The oil production per well to payout for each new Base Production Well added in the quarter is calculated from Equation 17 by iteratively solving for Npx. The tolerance allowed for solution of Equation 17 is 0.5%.

Equation 17

[ (SWORx) (Npx) ]

Invx = Npx (P-Costo - Costgf) - (Costgf) (WORi) [ e                                                                                                                                                                            -1 ]

SWORx

where:

Npx	=	the cumulative oil produced from the xth well added in the quarter which will result in that well being paid out.

The arithmetic average oil price of the four preceding quarters, in dollars per stock tank barrel, adjusted for inflation to January 1, 1990 dollars. The oil price for each of the quarters, before adjusting for inflation, will be the total Unit revenues recognized for such quarter that constitute “credits” for purposes of Section 4(a)(1) of the Contractors’ Agreement and Section 4(a)(1) of the Tract No. 2 Agreement, divided by total production allocated to Tracts 1 and 2 of the Long Beach Unit for such quarter. Oil price shall not be adjusted for any adjustments that actually may occur pursuant to Article 9(b)(3) and (4) or Article 9(c) of the Contractors’ Agreement or Article 7(b)(3) or (4) or Article 7(c) of the Tract No. 2 Agreement. The average oil price will be calculated by first adjusting the price for each quarter from the middle of the quarter to January 1, 1990 dollars using the GNP deflator as defined in Exhibit B, then adding the adjusted prices for the four quarters together and dividing by four. The GNP deflator index is published for the middle of each quarter; for example, the index for the middle of the first quarter is the February index value.

As specified in Attachment 5, the beginning date for base case calculations is July 1, 1990, and the time increment is one quarter of a year. Notwithstanding the price-averaging calculation described in the paragraph above, the average oil price for the first time increment is the oil price in the first time increment; the average oil price in the second time increment is the average of the oil prices in the first two time increments; and the average oil price in the third time increment is the average of the oil prices in the first three time increments.

Note: The oil price input to the Computer Program must be deflated to January 1, 1990 dollars because no cost inflation is included in the Computer Program.

Costo	=

The variable base expense per barrel of Base Oil expressed in January 1, 1990 dollars. This value is $0.290560, to be adjusted by the Oil Price Adjustment Factor and Cost Reduction Factor as defined in Exhibit B.

Costgf	=

The variable base expense per barrel of Base Gross Fluid expressed in January 1, 1990 dollars. This value is $0.293756 to be adjusted by the Oil Price Adjustment Factor and Cost Reduction Factor as defined in Exhibit B.

WORix	=	as defined in Equation 3

SWORx	=	as defined in Equation 6

Invx	=

The total investment cost for adding a new Base Production Well, expressed in January 1, 1990 dollars, including the associated cost of adding a proportionate injection well. This value is $900,000, adjusted using the Oil Price Adjustment Factor defined in Exhibit B.

(iii)                               After Npx has been calculated for each new Base Production Well, the Payout Time for each well will be determined as follows:

Equation 18

Payout Timex = ln [ (Npx (Dix) / [ (qix) (365.) ] +1 ]

Dix

where:

Payout Timex	=	Payout Time, years, for the xth well added in the quarter

Npx	=	as defined in Equation 17

Dix	=	as defined in Equation 14. Note Dix is a negative number.

qix	=	as defined in Equation 11

(iv)                              After the Payout Time has been calculated for each new Base Production Well in the quarter, the number of new Base Production Wells to be added in the quarter will be determined. These new wells will be added starting with the first well until the last well exceeds the Payout Criterion as defined below. If one well has a Payout Time less than the Payout Criterion and the next well has a Payout Time greater than the Payout Criterion, then a fractional well will be added as follows. The fractional portion of the well will be calculated by linearly interpolating between the payout of the last whole well which has a Payout Time less than the Payout Criterion and the next well’s payout such that the fractional well has a Payout Time exactly equal to the Payout Criterion. Notwithstanding the Payout Criterion set forth below, no more than 1.5 Base Production wells can be added in a quarter beyond the number of wells added in the previous quarter, not to exceed 18 total wells added in any quarter.

The Payout Criterion are:

(a)                                 Prior to January 1, 2000, the maximum Payout Time will be 3.5 years.

(b)                                 Beginning on January 1, 2000 and thereafter, the maximum Payout Time will be 2.5 years.

(c)                                  Notwithstanding the above, if in any quarter, the difference between the Base Revenue and the Base Operating Expense is less than or equal to $3,000,000 adjusted for inflation to January 1, 1990 dollars using the GNP deflator as defined in Exhibit B, then no new Base Production Wells will be added in the subsequent quarter.

(v)                                 After the total number of new Base Production Wells from each category have been determined, the composite production characteristics for all the new Base Wells added in the quarter will be calculated as follows:

Iratei	=

The sum of the initial Oil Rates for all new Base Production Wells, qix, added in quarter i. If a fractional well has been added, the initial rate from that well will be multiplied by that well’s fraction before adding to the total.

Sratei	=

The arithmetic average slope of the ln(Oil Rate) versus Time function for new Base Production Wells, Dix, added in quarter i, weighted by initial oil rate, qix, for each well. If a fractional well has been added, the initial rate from that well will be multiplied by that well’s fraction.

IWORi	=

The natural log of the average initial water/oil ratio for new Base Production Wells added in quarter i, WORix, weighted by initial oil rate for each well, qix. If a fractional well has been added, the initial rate from that well will be multiplied by that well’s fraction.

SWORi	=

The composite slope of the ln(water/oil ratio) versus Cumulative Oil function, SWORx, for new Base Production Wells added in this quarter. This is determined by first calculating both the instantaneous water/oil ratio for the sum of the new Base Production Wells added in quarter i and their corresponding cumulative aggregate oil production at a time of ten years after the start of the quarter in which they were added. This water/oil ratio and cumulative oil production is used with IWORi to determine SWORi.

C.                                    Once any new Base Production Wells have been added, their composite production will be accounted for in all future quarters as described as follows. At the beginning of each quarter, the oil production and water production for each group of Base Production Wells added through the end of that quarter will be determined for that quarter as set forth below. Base Oil Production for the quarter is the sum of the oil production from wells which existed prior to July 1, 1990, as described in Section 3.2.A, and the oil production from each Base Production Well group. Base Water will be calculated in the same manner. Oil and water production from each Base Production Well group will be calculated as follows.

(i)                                     If the ratio of water production divided by oil production for any Base Production Well group was less than 7.0 in the previous quarter, then the oil production for that group for the current quarter, OilBaseij will be determined from Equations 19 - 21. This method is referred to as the “exponential calculation procedure.”

Equation 19

T2 = ln [(Cumij-1) (Sratei) / [ (Iratei) (365) ] + 1.0] / (Sratei)

where:

T2	=	An equivalent time, in years, from the start of this group’s initial production.

Cumij-1	=	cumulative oil produced for this group of wells at the end of the previous quarter.

Sratei	=	the average Di for this group of wells, as defined in Section 3.2.B above.

Iratei	=	the average qi group of wells, as defined in Section 3.2.B above.

i	=	the quarter in which the Base Production Well

j	=	the current quarter

Equation 20

Cumij = (Iratei (365)  [e  [(Sratei) (T2=0.25)] -1.0]

(Sratei)

where:

Cumij-1	=	cumulative oil produced for this group of wells at the end of the current quarter.

Iratei	=	as defined for Equation 19.

Sratei	=	as defined for Equation 19

T2	=	as defined by Equation 19

Equation 21

OilBaseij = (Cumij) - (Cumij-1)

where:

OilBaseij	=	Base Oil Production in the jth quarter for the group of wells initially added in the ith quarter, stock tank barrels.

Cumij	=	as defined by Equation 20

Cumij-1	=	as defined for Equation 20

(ii)                                  If the ratio of water production divided by oil production for any Base Production Well group is equal to or greater than 7.0 in the current quarter and the same ratio for that group was less than 7.0 in the previous quarter, then for all future quarters that group of wells will be treated with the “hyperbolic calculation procedure” which follows in Equations 22 - 27, and 21 for determination of oil production, OilBasij.  The last quarter in which the exponential calculation procedure was used for this group of wells will be recorded for future reference. In addition, the instantaneous oil production rate at the end of the last quarter in which the exponential calculation procedure was used, qih, will be calculated using Equation 22.

Equation 22

qih = (Irate1) (365)e [ (Sratei) (T2+0.25)]

where:

Iratei	=	as defined for Equation 19

Sratei	=	as defined for Equation 19

T2	=	as defined by Equation 19

h	=	the last quarter in which the exponential calculation procedure was used for this group.

Equation 23

Cumhij = (Cumij-1)-(Cumij)

where:

Cumhij	=	the cumulative oil production for this group of wells since changing to the hyperbolic calculation procedure.

Cumij-1	=	as defined for Equation 20

Cumih	=	the cumulative oil production, Cumij where j-h, for this group of wells at the end of the last quarter in which the exponential calculation procedure was used.

Equation 24

1
Q2 =	(g1h)	- (Cumih)	•	(1-n) (SRate1)(-1.0)	(1-n)
	(n-1) (SRate1)			q1hn

where:

Q2	=	the instantaneous oil rate at the end of the previous quarter for this group of wells, stock tank barrels per year

n	=	hyperbolic decline coefficient. Its value = 0.2

SRatei	=	as defined for Equation 19

Cum1h	=	as defined in Equation 23

qin	=	as defined in Equation 22

Equation 25

[-1/(n)]

Q3 = qih [1-(n) (SRatei) (t2+0.25)]

where:

Q3	=	the instantaneous oil rate at the end of the current quarter for this group of wells, stock tank barrels per year

qih	=	as defined in Equation 22

n	=	as defined in Equation 24

SRate1	=	as defined for Equation 19

t2	=	[1-(qih/Q2n)12] / [(n)(SRatei)]

Q2	=	as defined in Equation 24

Equation 26

DCUM =	gih[n]	[Q2(1-n)-Q3(1-n)]
(1-n) (-1) (SRatei)

where:

DCUM	=	the base oil production for this group of wells during the current quarter.

Q2	=	as defined in Equation 24

Q3	=	as defined in Equation 25

gih,	=	as defined in Equation 22

n	=	as defined in Equation 24

SRatei	=	as defined for Equation 19

Equation 27

Cumij = Cumij-1 + DCUM

where:

Cumij	=	Cumulative oil production by this group of wells at the end of the current quarter.

Cumij-1	=	as defined for Equation 19

DCUM	=	as defined by Equation 26

Equation 21

OilBaseij = (Cumij)-(Cumij-1)

where:

OilBaseij	=	oil production in the jth quarter for the group of wells initially added in the ith quarter, stock tank barrels.

Cumij	=	as defined by Equation 27

Cumij-1	=	as defined for Equation 19

(iii)                               After the oil production has been calculated for each group of Base Production Wells in a quarter, the water production will be calculated for each group of Base Production Wells.  The water production, WtrBaseij, is calculated as follows:

Equation 28

[(SWORi) (Cumij)+(IWORi)]

WtrBaseij = (OilBaseij)e

Where:

WtrBaseij	=	water production in the jth quarter for the group of wells initially added in the ith quarter, barrels.

OilBasij	=	as defined in Equation 21

SWORi	=	the slope of the ln(water/oil ratio) vs. cumulative oil relationship for this group of wells as defined in Section 3.2.B.

IWORi	=	the intercept of the ln (water/oil ratio) vs. cumulative oil relationship for this group of wells as defined in Section 3.2.B.

CUMij	=	as defined in either Equation 20 or 27, whichever was used for this group of wells in this quarter.

(iv)                              For each group of wells in each quarter, the Variable Profitability, Profij, will be calculated as follows:

Equation 29

Profij                   = (OilBaseij) (P) - [(WtrBaseij) + (Oi1Baseij)] (Costgf)

- (Oi1Baseij) (Costo)

where:

OilBaseij	=	as defined in Equation 21

P	=	as defined in Equation 17

WtrBasij	=	as defined in Equation 27

Costgf	=	as defined in Equation 17

Costo	a as defined in Equation 17

(v)                                 If, for any group of wells in a quarter, the Variable Profitability, Proij, is less than or equal to zero, then the oil production, OilBaseij, and the water production, WtrBasij, for that group of wells will be set equal to zero, and the cumulative oil production at the end of the quarter, Cumij, for that group of wells will be set equal to the cumulative oil production at the end of the previous quarter, Cumij-1.

(vi)                              The total LBU Base Oil will be calculated by adding together the oil production in the current quarter from the wells existing prior to July 1, 1990 and all the oil production from Base Production Well groups added through the end of the quarter. The total LBU Base Water Production will be summed in the same manner.

The computer program listed in Attachment 2 includes the foregoing methodology, equations, and formulas.

Section 4

Adjustments at Program Commencement Date

4.1                               Section 4 controls Over Section 3.  Notwithstanding the other provisions of this Exhibit A, Base Oil and Base Water Production shall be determined and calculated in accordance with the adjustment factors set forth in this Section 4, as and if applicable.

4.2                               Adjustment if Actual Production Exceeds Base Production (See Attachment 3).  If the average daily actual oil production rate from the LBU for the three full calendar months prior to the Program Commencement Date (“Actual Production at Commencement”) exceeds the average daily Base Oil Production rate for the same period calculated pursuant to Section 3 of this Exhibit A (“Assumed Production at Commencement”), then for each of the first 24 months following the Program Commencement Date Base oil Production and Base Water Production for each such month shall be the respective amounts determined and calculated as provided in Section 3 of this Exhibit A multiplied by an adjustment factor. The adjustment factor for the first such month shall be the ratio of Actual Production at Commencement over Assumed Production at Commencement. The adjustment factor for each of the remaining 23 months shall be linearly decreased sufficient to result in an adjustment factor of 1.00 for the 24th month. Commencing with the 25th month following the Program Commencement Date, there shall be no adjustment made pursuant to this Section 4.2.

4.3                               Adjustment if Base Production exceeds Actual Production (See Attachment 4).  If Assumed Production at Commencement exceeds Actual Production at Commencement, then Base Oil Production and Base Water Production shall remain constant at Actual Production at Commencement until Base Oil from the Computer Program for any full calendar month is equal to or less than Actual Production at Commencement multiplied by the number of days in the month, at which time there shall be no further adjustments made pursuant to this Section 4.3.

Attachment 1

Listing of Base Oil and Base Water

By Quarter Attributed to Wells Completed Prior to July 1, 1990

Quarter Beginning	Quarter Ending	Oil (STB)	Water (BBL)
1990.50	1990.75	4181112	38874070
1990.75	1991.00	4108339	39108240
1991.00	1991.25	4036404	39335430
1991.25	1991.50	4006223	39972120
1991.50	1991.75	3893702	39774140
1991.75	1992.00	3863638	40401980
1992.00	1992.25	3754517	40192610
1992.25	1992.50	3686437	40395640
1992.50	1992.75	3618651	40599220
1992.75	1993.00	3551683	40797490
1993.00	1993.25	3455855	40629810
1993.25	1993.50	3345725	40233900
1993.50	1993.75	3239788	39827990
1993.75	1994.00	3137854	39412610
1994.00	1994.25	3039372	38984850
1994.25	1994.50	2944214	38545090
1994.50	1994.75	2852223	38093840
1994.75	1995.00	2763306	37631490
1995.00	1995.25	2677353	37158590
1995.25	1995.50	2594224	36675800
1995.50	1995.75	2513865	36183600
1995.75	1996.00	2436130	35682800
1996.00	1996.25	2360973	35173860
1996.25	1996.50	2288246	34657660
1996.50	1996.75	2217902	34134810
1996.75	1997.00	2149853	33606000
1997.00	1997.25	2083989	33072010
1997.25	1997.50	2020250	32533490
1997.50	1997.75	1958596	31991120
1997.75	1998.00	1898904	31445700
1998.00	1998.25	1841108	30897880
1998.25	1998.50	1785197	30348260
1998.50	1998.75	1731034	29797580
1998.75	1999.00	1678627	29246460
1999.00	1999.25	1627862	28695530
1999.25	1999.50	1578713	28145380
1999.50	1999.75	1531104	27596580
1999.75	2000.00	1484999	27049670
2000.00	2000.25	1440367	26505160
2000.25	2000.50	1397120	25963640
2000.50	2000.75	1355241	25425490

1

2000.75	2001.00	1314654	24891230
2001.00	2001.25	1275349	24361180
2001.25	2001.50	1237263	23835860
2001.50	2001.75	1200353	23315560
2001.75	2002.00	1164586	22800640
2002.00	2002.25	1129948	22291410
2002.25	2002.50	1096369	21788150
2002.50	2002.75	1063838	21291100
2002.75	2003.00	1032282	20800670
2003.00	2003.25	1001713	20316850
2003.25	2003.50	972094	19839930
2003.50	2003.75	943388	19370140
2003.75	2004.00	915540	18907580
2004.00	2004.25	888551	18452400
2004.25	2004.50	862389	18004750
2004.50	2004.75	837011	17564680
2004.75	2005.00	812433	17132220
2005.00	2005.25	788569	16707570
2005.25	2005.50	765453	16290660
2005.50	2005.75	743039	15881600
2005.75	2006.00	721292	15480380
2006.00	2006.25	700204	15086980
2006.25	2006.50	679760	14701420
2006.50	2006.75	659922	14323750
2006.75	2007.00	640687	13953810
2007.00	2007.25	622040	13591660
2007.25	2007.50	603932	13237260
2007.50	2007.75	586399	12890470
2007.75	2008.00	569349	12551310
2008.00	2008.25	552841	12219720
2008.25	2008.50	536820	11895550
2008.50	2008.75	521275	11578780
2008.75	2009.00	506191	11269300
2009.00	2009.25	491552	10967020
2009.25	2009.50	477357	10671840
2009.50	2009.75	463597	10383670
2009.75	2010.00	450231	10102390
2010.00	2010.25	437256	9827943
2010.25	2010.50	424674	9560148
2010.50	2010.75	412459	9298935
2010.75	2011.00	400592	9044251
2011.00	2011.25	389089	8795897
2011.25	2011.50	377926	8553767
2011.50	2011.75	367099	8317746
2011.75	2012.00	356578	8087749
2012.00	2012.25	346379	7863660

2

2012.25	2012.50	336469	7645299
2012.50	2012.75	326850	7432619
2012.75	2013.00	317527	7225458
2013.00	2013.25	308472	7023741
2013.25	2013.50	299673	6827325
2013.50	2013.75	291122	6636120
2013.75	2014.00	282832	6449969
2014.00	2014.25	274785	6268762
2014.25	2014.50	266974	6092415
2014.50	2014.75	259409	5920810
2014.75	2015.00	252030	5753830
2015.00	2015.25	244894	5591409
2015.25	2015.50	237935	5433318
2015.50	2015.75	231214	5279554
2015.75	2016.00	224666	5129957
2016.00	2016.25	218300	4984537
2016.25	2016.50	212124	4843110
2016.50	2016.75	206143	4705522
2016.75	2017.00	200324	4571799
2017.00	2017.25	194665	4441733
2017.25	2017.50	189176	4315286
2017.50	2017.75	183864	4192371
2017.75	2018.00	178687	4072877
2018.00	2018.25	173654	3956704
2018.25	2018.50	168765	3843770
2018.50	2018.75	164026	3734079
2018.75	2019.00	159420	3627342
2019.00	2019.25	154951	3523691
2019.25	2019.50	150599	3422991
2019.50	2019.75	146372	3325086
2019.75	2020.00	142270	3229933

3

C****************************************************************************

C                                       CONFIDENTIAL: PRIVILEGED SETTLEMENT COMMUNICATION

C****************************************************************************

C                                       PROGRAM WRITTEN 6/1/90 — final changes 10/29/91 mle, awm, jal

C                                       J.B. JOHNSON ARCO OIL 8 GAS COMPANY

c

c

c

c

C****************************************************************************

C                                       THIS PROGRAM CALCULATES LBU BASE PRODUCTION

C

C                                       DIMENSION HERE

CHARACTER DNAME*45,OUTNAM*45,ALINE*80,AP*1

C

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN,HYPERWOR.QIHYPER(140),COSTGF(140),

&QISLPSLP,QIINTSLP,QISLPINT,QIINTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT,

&DCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140),

&WORSW(50),WORIW(50),RATESW(50),RATEIW(50),POWELL(50),POAVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&OILLBU(140),WIRLBU(140),CUMLBU(140),WORLBU(140),

&CUM(140,140),OIL(140, 140),WATER(140, 140),

&PAYTIME,WMAX,WMIN,WINCMX,WERACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

COMMON /READ/PAYSLOPE,PAYINT,COSTO15,COSTGF15,COSTF15,CSTGFF15

COMMON /READ2/ GFCAP(10),GFTIME(10),MGFCAP

COMMON /READ3/ PAYS(20),PAYI(20),PAYTIM(20),NPAYTIM

COMMON /READ4/ WCUM

DIMENSION TOTCOST(140),REV(140),PROFIT(140),WLBUCUM(140)

c

c***                     Initialize ihyper array

c

Do 1020 i=1,140

ihyper(i) = 0

1020                    continue

C

C==========================================================================

C                                       OPEN FILES HERE

OPEN(8,FILE=‘FORT1.DAT’,STATUS=10LD’)

OPEN(9,FILE=IFORECAST.DAT’,STATUWOLD’)

WRITE(*,10000)

10000             FORMAT(25(/).75,’INPUT FILE NAME ==>‘)

READ(8,10010) DNAME

10010             FORMAT(A)

OPEN(4,FILE=DNAME,STATUS=‘OLD’)

1

WRITE(*,10020)

10020             FORMAT(T5,’INPUT OUTPUT FILE NAME ==>‘)

READ(8,10010) OUTNAM

OPEN(7,FILE=OUTNAM,STATUS=‘UNKNOWN’)

WRITE(*,*) ‘ DO YOU WANT A FULL PRINTOUT? (Y OR N) ==>

READ(8,10010) AP

IF(AP.E0.1)0) AP=‘Y’

C==========================================================================

C

C                                       READ IN DATA

CALL READER

C

INCP=INT(1/TIMINC+.01)

C                                       LOOP BY TIME PERIOD:

DO 5000 17=1,NINC

IF(IT.E0.1) THEN

TIME(17)=SDATE+TIMINC

ELSE

TIME(IT)=TIME(IT-1)+TIMINC

ENDIF

C

APRICE(IT)=FAPRICE(IT,INCP)

C

COSTO(IT)=FCOST(APRICE(IT))*COST015*COSTRED(IT)

COSTGF(IT)=FCOST(APRICE(IT))*COSTGF15*COSTRED(IT)

COSTGFF(IT)=FCOST(APRICE(IT))*CSTGFF15*COSTRED(IT)

COSTF(IT)=FCOST(APRICE(IT))*COSTF15*COSTRED(IT)

C

CALL PAYT(TIME(IT),PAYSLOPE,PAYINT)

PAYTIME=PAYSLOPE*APRICE(IT)+PAYINT

IF(PAYTIME.GT.3.5) PAYTIME=3.5

IF(IT.GT.1.AND.(REV(IT-1)-TOTCOST(IT-1)+TOTCAP)(3E6) PAYTIME=0.0

C

CALL GFLIMIT(TIME(IT),GFCONST)

C

C

cumwx=srcum

IF(IT.GT.1) CUMWX=CUMLBU(IT-1)

C                                       CALCULATE BCUM(IT)

IF(IT.EO.1) BCUm(IT)=STCUM + BOIL(IT)

IF(IT.GT.1) BCUM(IT)=BCUM(17-1)+BOIL(IT)

C                                       LOOP BY GROUPING OF WELLS:

DO 4000 IS=1,17

C

C                                       ADD IN ALL THE NEW WELLS FOR THIS TIME PERIOD:

IF(IS.EO.IT) THEN

CALL NEWWELLS(IS,IT,CUMWK)

ENDIF

C

C                                       NOW WE WILL MOVE ON TO ACTUALLY CALCULATE THE OIL AND WATER

C                                       FOR THIS TIME PERIOD FROM THIS GROUP OF WELLS

2

CALL OWC(IS,IT)

C

4000                                      CONTINUE

C

ISWITCH=0

2500                                      CONTINUE

C                                       WE HAVE NOW CALCULATED ALL THE DATA FOR THIS TIME STEP.

C                                       WE SUM UP TO GET THE TOTAL LBU OIL AND WATER it, CUM b WOR

OILLBLI(IT)=BOIL(IT)

WTRLBU(IT)=BWTR(IT)

CUMLBU(IT)=BCUM(IT)

DO 4500 IS=1, IT

OILLBU(IT)=OILLBWIT)+OIL(IS, IT)

WTRLBU(IT)=WTRLBU(IT)+WATER(IS, IT)

4500                                      CUMLBWIT)=CUMLBU(IT)+CUM(IS, IT)

WORLBU(IT)=0.0

IF(OILLBU(17).GT.0.0) WORLBU(IT)=WTRLBU(IT)/OILLBU(IT)

C                                       WE NEED TO MAKE SURE WE HAVE NOT EXCEEDED THE GROSS FLUID

CALL CUTBACK(IT,ISWITCH)

IF(ISWITCH.GT.0) GO TO 2500

C                                       NOW WE ARE DONE WITH THIS TIME STEP

C                                       FIGURE THE CUM WATER:

WCUM=WCUM+WTRLBU(IT)

WLBUCUM(IT)=WCUM

XLBCUM=CUMLBU(IT)

XWOR=0.0

WELP=(OILLBU(IT)+WTRLBU(IT))/(TIMINC*365.)/775.

WELI=WELP*.432368

XINJ=(OILLBU(IT)+WTRLBU(IT))/(TIMINC*365.)*1.05

C                                       COSTS ARE TOTAL FOR THE TIME STEP

COST1=OILLBWIT)*COSTO(IT)

COST2=COKLBU(IT)+WTRLBU(IT))*COSTGF(IT)

FXCOST=COSTF(IT)*TIMINC

IF((OILLLBU(IT)+WTRLBLI(IT))/(365.*TIMINC).GT.165085.) THEN

C0ST3=COSTGFF(IT)*(OILLBU(IT)+WTRLBUCIT))

ELSE

COST3=COSTGFF(IT)*165085.*365.*TIMINC

ENDIF

TOTCOST(IT)=COST1+COST241XCOST+COST3

TOTCAP*(CAPSLP*WELLS(IT)+CAPINT)’FCOST(APRICE(IT))

TOTCOST(IT)=TOTCOST(IT)+TOTCAP

REV(IT)=OILLBU(IT)*PRICE(IT)

PROFIT(IT)’REV(IT)-TOTCOST(IT)

IF(OIL(IT,IT).GT.0.0) XWOR=WATER(IT,IT)/OIL(IT,IT)

5000                    CONTINUE

C

C                                       LET’S WRITE OUT TO THE FILE

WRITE(7,11000)

11000             FORMAT(T15,’LBU TOTAL’,/,

&15.1TIME’.T17, ‘OIL’, T30,WATER’,T44,’CUM’,T52,’ REV ‘,T62, COST’,

&T75,’CUMW)

3

DO 5501 1X=1,40

READ(9,*) TIME2,OILLBU2,WTRLBU2,CUMLBU2,REV2,TOTCOST2,WLBUCUM2

5501                    WRITE(7,11100) TIME2,OILLBU2,WTRLBU2,CUMLBU2,REV2,TOTCOST2,

&WLBUCUM2

DO 5500 IT=1,NINC

RATE=OILLBU(IT)/(TIMINC*365.)

XWOR=0.0

IF(OILLBU(IT).GT.0.0) XWOR=WTRLBU(IT)/OILLBU(IT)

GF=RATE*(XWOR+1)

5500                    WRITE(7,11100) TIME(IT),OILLBU(IT),WTRLBU(IT),CUMLBU(IT),

&REV(IT),TOTCOST(IT),WLBUCUM(IT)

11100             FORMAT(T2,F8.3.T12,E10.5,T24.E10.5.T36,E10.5,T48,E10.5,T60,

&E10.5.T72,E10.5)

WRITE(7,11150)

11150             FORMAT(T15,’FOR BASE GROUP ‘,/,

&T5,’TIME’,T17.’OIL’,T30,’WATER’,T44,’CUM’,T52,’ORATE’ T62,’WOR’,

&T75.’GF’)

DO 5502 IT=1,40

READ(9,*) TIME2,BOIL2,BWIR2,BCUM2,RATE2,XWOR2,GF2

5502                    WRITE(7,11100) TIME2,BOIL2,BWTR2,BCUM2,RATE2,XWOR2,GF2

DO 5505 IT=l,NINC

RATE=BOIL(IT)/(TIMINC*365.)

XWOR=0.0

IF(BOIL(IT).GT.0.0) XWOR=BWTR(IT)/BOIL(IT)

GF=RATE*(XWOR+1)

5505                    WRITE(7,11100) TIME(IT),BOIL(IT),BWTR(IT),BCUM(IT),RATE,XWOR,GF

DO 5503 IT=1,40

READ(9,’)IS=,TIME2,PAYOUT2,WELL2

5503                    WRITE(7,11200) IS2,TIME2,PAYOUT2,WELL2

DO 5520 ISzl.NINC

5520                    WRITE(7,11200) IS,TIME(S5),PATOUT(IS),WELLS(IS)

11200             FORMAT(‘ GROUP# ‘,14,’ TIME= ‘,F10.4,’ PAYOUT= ‘,F10.3,

&’WELLS= ‘,F10.3)

IF(AP.EQ.’Y’) THEN

DO 5530 IS=l,NINC

WRITE(7,11300) IS,TIME(IS),PAYOUT(IS),WELLS(IS)

11300             FORMAT(/,’ GROUP# ‘,I4,’ TIME= ‘,F10.4,’ PAYOUT= ‘,F10.3,

&’ WELLS’ ‘,F10.3,/,

&T5,’TIME’,T17, ‘OIL’,T30,WATER’,T44,’CUM,T52,’ORATE’,T62,’WOR’,

&T75,’GF’)

DO 5525 IT=1,NINC

RATEOIL(IS,IT)/(TIMINC*365.)

XWOR=0.0

IF(OIL(IS,IT).GT.0.0) XWOR=WATER(1S,1T)/OIL(IS,IT)

GF=RATE*(XWOR+1)

5525                    WRITE(7,11100) TIME(IT),OIL(IS,IT),WATER(IS,IT),CUM(IS.IT),

&RATE,XWOR,GF

5530                    CONTINUE

ENDIF

STOP

END

4

C***********************************************************************************

SUBROUTINE GFLIMIT(TIME,GFCONST)

COMMON /READ2/ GFCAP(10),GFTIME(10),NGFCAP

C                                       THIS SUBROUTINE FIGURES OUT WHAT THE GROSS FLUID LIMITATION

C                                       WILL BE FOR THIS TIME STEP.

GFCONST=9999999.

DO 10 I=1,(NGFCAP-1)

IF(TIME.GE.GFTIME(1).AND.TIME.LT.GFTIME(I+1)) THEN

C                                       THEN WE HAVE THE RIGHT TIME.

GFCONST=GFCAP(I)

RETURN

ENDIF

10                                                    CONTINUE

C                                       IF WE EVER GET HERE, WE HAVE A TIME > THE LAST GFTIME INPUT

IF(TIME.GE.GFTIME(NGFCAP))

&GFCONST=GFCAP(NGFCAP)

RETURN

END

C***********************************************************************************

SUBROUTINE PAYT(TIME,PAYSLOPE,PAYINT)

COMMON /READ3/ PAYS(20),PAYI(20),PAYTIM(20),NPAYTIM

C                                       THIS SUBROUTINE FIGURES OUT WHAT THE PAYOUT CRITERION VS OIL PRICE

C                                       WILL BE FOR THIS TIME STEP.

IF(TIME.LT.PAYTIM(1)) THEN

PAYSLOPE=PAYS(1)

PAYINT=PAYI(1)

RETURN

ENDIF

DO 10 I=1,(NPAYTIM-1)

IF(TIME.GE.PAYTIM(1).AND.TIME.LT.PAYTIM(I+1)) THEN

C                                       THEN WE HAVE THE RIGHT TIME.

PAYSLOPE=PAYS(I)

PAYINT=PAYI(I)

RETURN

ENDIF

10                                                    CONTINUE

C                                       IF WE EVER GET HERE, WE HAVE A TIME > THE LAST PAYTIM INPUT

IF(TIME.GE.PAYTIM(NPAYTIM)) THEN

PAYSLOPE=PAYS(NPAYTIM)

PAYINT=PAYI(NPAYTIM)

RETURN

ENDIF

END

C***********************************************************************************

C                                       THIS SUBROUTINE CALCULATES THE PROPER AVERAGE PRODUCTION

C                                       PARAMETERS FOR A GROUP OF WELLS. WE COME INTO THE SUBROUTINE

C                                       WITH PARAMETERS BY WELL, AND THIS ROUTINE CONSOLIDATES THEM

C                                       ALL TOGETHER.

SUBROUTINE AVGPROP(IS)

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140).

&HYPERN,HYPERWOR,QIHYPER(140),COSTGF(140).

5

&QISLPSLP,QIINTSLP,QISLPINT,QIINTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT,

WCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140).

&WORSW(50),WORIW(50),RATESW(50),RATEIW(50),POWELL(50),P0AVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&OILLBU(140),WTRLBU(140),CUMLBU(140),WORLBU(140).

&CUM(140,140),OIL(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),C0STGFF(140),COSTRED(140)

IF(WELLS(IS)-LE.0.0) THEN

RATINIT(IS)=0.0

RATSLOPE(IS)=-1.0

WORINIT(IS)=-1.0

WORSLOPE(IS)=0.0

RETURN

ENDIF

IWELLS=INT(WELLS(IS))

WFRACT=WELLS(IS)-1WELLS

IF(WFRACT.GT.0.001) IWELLS=IWELLS+1

IND=0

IF(WFRACT.GT.0.001) IND=1

C

C                                       FIRST, WE WILL FIND THE INITIAL OIL RATE

RATINIT(IS)=0.0

DO 100 IW=1,IWELLS

IF(IW.EQ.IWELLS.AND.IND.EQ.1) THEN

RATINIT(IS)=RATINIT(IS)+RATEIW(IW)*       WFRACT

ELSE

RATINIT(IS)=RATINIT(IS)+RATEIW(IW)

ENDIF

100                           CONTINUE

C

C                                       NEXT WE FIND THE INITIAL WOR

WTR=0.0

DO 200 IW=1,IWELLS

IF(WORIW(IW).LT.88.) THEN

WORC=EXP(WORIW(IW))

ELSE

WORC=EXP(85.)

write (7,110)

110         format (2, ‘WOR set to large value’)

ENDIF

IF(IW.EQ.IWELLS.AND.IND.EQ.1) THEN

WTR=WTR+WORC*RATEIW(IW)*WFRACT

ELSE

WTR=WTR+WORC*RATEIW(IW)

ENDIF

6

200                                             CONTINUE

WORTEMP=0.0

IF(RATINIT(IS).GT.0.0) WORTEMP=WTR/RATINIT(1S)

WORINIT(IS)=0.0

IF(WORTEMP.GT.0.0) WORINIT(IS)=ALOG(WORTEMP)

C

C                                       NOW DETERMINE THE AVERAGE SLOPE OF THE OIL RATE CURVE.

C                                       THIS IS WEIGHTED BY INITIAL OIL RATE.

DIRAT=0.0

DO 300 1W=1,IWELLS

IF(IW.EQ.IWELLS.AND.IND.EQ.1) THEN

DIRAT=DIRAT+RATESW(IW)•RATEIW(IW)’WFRACT

ELSE

DIRAT=DIRAT+RATESW(IW)•RATEIW(IW)

ENDIF

300                                             CONTINUE

RATSLOPE(IS)=0.0

IF(RATINIT(IS).GT.0.0) RATSLOPE(IS)=DIRAT/RATINIT(IS)

C

C                                       NOW FOR THE AVERAGE SLOPE OF THE ln(WOR) VS CUM PLOT

C                                       WE FIRST FIND THE CUMULATIVE OIL (OCUM), INSTANTANEOUS

C                                                         OIL & WATER RATES (OILINST, WTRINST) FOR ALL THE WELLS

C                                                         AT TEN YEARS (ARBITRARY TIME).

C                                       THIS GIVES US A POINT ON THE ln(WOR) VS CUM CURVE.

C                                       WE THEN HAVE THE OTHER POINT (AT WORINIT) FROM WHICH WE CAN

C                                       DRAW A STRAIGHT SEMI-LOG LINE.

OCUM=0.0

OILINST=0.0

WTRINST=0.0

DO 400 1W=1,IWELLS

IF(IW.EQ.1WELLS.AND.IND.EQ.1) THEN

OCUM1=RATEIW(IW)*365.*WFRACT*(EXP(RATESW(IW)*10.0)-1.)

&                                      /RATESW(IW)

OCUM=OCUM+OCUM1

OILINST=OILINST+RATEW(IW)*EXP(RATESW(IW*10.0)*WFRACT

WORW=EXP(WORSW(IW)*OCUM1/WFRACT+WORIW(IW))

WTRINST=WTRINST+RATEIW(IW)*EXP(RATESW(IW)*10.0)*WFRACT*WORW

ELSE

OCUM1=RATEIW(IW)*365.*(EXP(RATESW(IW)*10.0)-1.)

&                                      /RATESW(IW)

OCUM=OCUM4+OCUM1

OILINST=OILINST+RATEIW(IW)*EXP(RATESW(IW)*10.0)

WORW=EXP(WORSW(IW)*OCUM1+WORIW(IW))

WTRINST=WTRINST+RATEIWOWEXP(RATESW(IW)*10.0)*WORW

ENDIF

400                                             CONTINUE

WORINST=0.01

IF(OILINST.GT.0.0) WORINST=WTRINST/OILINST

C                                       NOW WE HAVE X1,Y1,X2, Y2:

X1=0.0

Y1=WORINIT(IS)

7

X2=OCUM

Y2=ALOG(WORINST)

IF(OCUM.GT.0.0) THEN

WORSLOPE(IS)=(Y2-Y1)/(X2-X1)

ELSE

WORSLOPE(IS)=0.0

ENDIF

C

RETURN

END

c***********************************************************************************

c

C                                       THIS SUBROUTINE CUTS BACK PRODUCTION FROM ALL WELLS IN ORDER

C                                       TO MEET THE GROSS FLUID CONSTRAINT

SUBROUTINE CUTBACK(IT,ISWITCH)

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN,HYPERWOR,QIHYPER(140),COSTGF(140),

&QISLPSLP,QIINTSLP, QISLPINT,QIINTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT,

&DCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140),

&WORSW(50),WORIW(50),RATESW(50),RATEIW(50),POWELL(50),POAVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&OILLBU(140),ORLBU(140),CUMLBU(140),WORLBU(140).

&CUM(140,140),OIL(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

GFCUT(OILLBU(IT)+WTRLBU(IT))-GFCONST*(365.*TIMINC)

IF(GFCUT.LE.0.0.OR.ISWITCH.GT.0) THEN

ISWITCH=0

RETURN

ENDIF

IF(GFCUT.GT.0.0) THEN

ISWITCH=1

C                                       THEN WE NEED TO LOOP BY WELL AND CUT BACK THE HIGHEST WOR

C                                       GROUPS UNTIL WE HAVE REDUCED THE LBU GF BY GFCUT AMOUNT.

100                                             CONTINUE

WORMAX=0.0

ISMAX=0

DO 200 IS=1,17

WOR=0.0

IF(OIL(IS,IT).GT.0.0) WOR=WATER(IS,IT)/OIL(IS,IT)

IF(WOR.GT.WORMAX) THEN

ISMAX=IS

WORMAX=WOR

ENDIF

200                                             CONTINUE

C                                       IF WE GET HERE, AND ISMAX=0, THEN WE BLEW IT

8

if (ismax .eq. 0) write (7, 201)

201                                             format (2x, 8 ismax is zero, see subroutine cutback ‘)

IF(ISMAX.EQ.0) RETURN

C                                       NOW BY HERE, WE HAVE FOUND THE WORST CULPRIT. WE WILL TAKE

C                                       CARE OF IT NOW.

GFMAX=OIL(ISMAX,IT)+WATER(ISMAX,IT)

IF(GFMAX.LT.GFCUT) THEN

C                                       THEN WE WILL COMPLETELY TAKE THIS GROUP OUT FOR NOW

OIL(ISMAX,IT)=0.0

WATER(ISMAX,IT)=0.0

IF(IT.GT.1) THEN

CUM(ISMAX,IT)=CUM(ISMAX,(17-1))

ELSE

CUM(ISMAX,IT)=0.0

ENDIF

GFCUT=GFCUT-GFMAX

ELSE

C                                       ELSE, WE WILL SIMPLY REDUCE THE GF FROM THIS GROUP

C                                       THE CUT IS BY GFCUT/GFMAX

OIL(ISKAX,IT)=(1.-GFCUT/GFMAX)*OIL(ISMAX,IT)

WATER(ISMAX,IT)=(1.-GFCUT/GFMAX)*WATER(ISMAX,IT)

IF(IT.GT.1) THEN

CUM(ISMAX,IT)=CUM(ISMAX,(17-1))+OIL(ISMAX,IT)

ELSE

CUM(ISMAX,IT)=OIL(ISMAX,IT)

ENDIF

GFCUT=0.0

RETURN

ENDIF

GO TO 100

ENDIF

END

c************************************************************************************

C                                       THIS FUNCTION CALCULATES THE RUNNING AVERAGE OIL PRICE

FUNCTION FAPRICE(IT,INCP)

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN,HYPERWOR,QIHYPER(140),COSTGF(140),

&QISLPSLP,QIINTSLP,QISLPINT,QIINTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT,

&DCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140),

&WORSW(50),WORIW(50),RATESW(50),RATEIW(50),POWELL(50),POAVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPEC140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&OILLBU(140),WTRLBU(140),CUMLBU(140),WORLBU(140),

&CUM(140,140),OIL(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

IF(IT.LT.INCP) THEN

9

FAPRICE=0.0

DO 300 II=1,IT

300                                                                                 FAPRICE=FAPRICE+PRICE(II)/FLOAT(IT)

ELSE

FAPRICE=0.0

IISTRIT-INCP+1

DO 350 11=IIST,IT

350                                                         FAPRICE=FAPRICE+PRICE(IT)/FLOAT(INCP)

ENDIF

RETURN

END

c************************************************************************************

FUNCTION FCOST(P)

C                                       THIS FUNCTION CALCULATES THE COST/GF BBL AS A FUNCTION OF PRICE

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN,HYPERWOR,QIHYPER(140),COSTGF(140),

&QISLPSLP,QIINTSLP,QISLPINT,QIINTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT.

&DCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140).

&WORSW(50),WORIW(50),RATESW(50),RATEIW(50),POWELL(50),P0AVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYDUT(140),

&OILLBU(140),WTRLBU(140),CUMLBU(140),WORLBU(140),

CUM(140,140),OIL(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

FCOST=COSTSLP*P+COST INT

RETURN

END

C***********************************************************************************

C                                       SUB. TO CALCULATE THE SLOPE & INT OF THE 1n(RATE) VS TIME LINE

SUBROUTINE FRATE(IW,CUMWK)

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN,HYPERWOR,0IHYPER(140),COSTGF(140),

&OISLPSLP,01INTSLP,OISLPINT,OIINTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT,

&DCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140),

&WORSW(50),WORIW(50),RATESW(50),RATEIW(50),POWELL(50),POAVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&OILLBU(140),WTRLBU(140),CUMLBU(140),WORLBU(140),

&CUM(140,140),O1L(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

C                                       FIRST, WE USE THE INPUT DATA TO CALCULATE THE 1n(INITIAL RATE)

10

SLOPE=QISLPSLP*CUMWK+O1INTSLP

XINT =QISLPINT*CUMWK+QIINTINT

Q1 =(SLOPE*FLOAT(IW)+XINT)

C                                       BUT HERE, Q1 IS THE NATURAL LOG OF INIT RATE, SO WE GET THE ACTUAL

IF(Q1.LT.85.) THEN

Q1=EXP(Q1)

ELSE

Q1=EXP(85.)

write (7,101)

101                                             format (2x, ‘ qi set to large value, subroutine FRATE’)

ENDIF

C                                       NOW WE GET THE DECLINE COEFFICIENT (SLOPE OF 1n(RATE) VS TIME)

SLOPE=DCSLPSLP*CUMWK+DCINTSLP

XINT =DCSLPINT*CUMWK+DCINTINT

DC =SLOPE*FLOAT(IW)+XINT

C                                       ALWAYS WORK WITH A DI THAT IS NEGATIVE.

c

IF(DC.GT.0.0) DC=DC*(-1.0)

C                                       SO WE CAN NOW CALCULATE THE SLOPE OF THE 1n(RATE) VS TIME LINE

RATESW(IW)=DC

RATEIW(IW)=Q1

RETURN

END

C***********************************************************************************

C                                       SUB. TO CALCULATE THE SLOPE & INT OF THE 1n(WOR) VS CUM CURVE

SUBROUTINE FWOR(IW,CUMWK)

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN,HYPERWOR,Q1HYPER(140),COSTGF(140),

&QISLPSLP,Q1INTSLP,QISLPINI,Q11NTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT,

&DCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140),

&WORSW(50),WOR1W(50),RATESW(50),RATEIW(50),POWELL(50),P0AVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&OILLBU(140),WTRLBU(140),CUMLBU(140),WORLBU(140),

&CUM(140,140),OIL(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

C                                       FIRST, WE USE THE INPUT DATA TO CALCULATE THE RESERVES AT A

C                                       WOR OF 25 FOR THIS WELL:

SLOPE=RSSLPSLP*CUMWK+RSINTSLP

XINT =RSSLPINT*CUMWK+RSINTINT

R25 =SLOPE*FLOAT(IW)+XINT

C                                       BUT HERE, R25 IS THE NATURAL LOG OF RESERVES, SO WE GET THE ACTUAL

IF(R25.LT.85.) THEN

R25=EXP(R25)

ELSE

11

R25=EXP(85.)

write (7,101)

101                                             format (2x, ‘R25 set to large value, SUB FWOR’)

ENDIF

C                                       NOW WE GET THE INITIAL ln(WOR)

SLOPE=(WOSLPSLP*CUMWK+WOINTSLP)

XINT =WOSLPINT*CUMWK+WOINTINT

WORI =(SLOPE*FLOAT(IW)+XINT)

C                                       WE NEVER ALLOW INITIAL WOR TO BE GREATER THAN 25, OR ELSE

C                                       THE SYSTEM COULD BOMB.

IF(WORI.GT.3.21887) WORI=3.21887

if (wori .gt. 3.21887) write (7,102)

102                                             format (2x, ‘WORI is greater than 25, SUB FWOR’ )

C                                       SO WE CAN NOW CALCULATE THE SLOPE OF THE ln(WOR) VS CUM LINE

WORSW(IW)=(ALOG(25.)-WORI)/(R25)

IF(WORSW(IW).LT.0.0) THEN

WRITE(*,*) ‘ WARNING: WORSW(IW)<0. SETTING TO 0’

WORSW(IW)=0.0

ENDIF

WORIW(IW)=WORI

RETURN

END

c************************************************************************************

SUBROUTINE NEWWELLS(IS,IT,CUMWK)

C                                       ADD IN ALL THE NEW WELLS FOR THIS TIME PERIOD:

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN,HYPERWOR,QIHYPER(140),COSTGF(140),

&QISLPSLP,QIINTSLP,QISLPINT,Q1INTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT,

&DCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCOWST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140).

&WORSW(50),WORIW(50),RATESW(50),RATEIW(50),POWELL(50),POAVG(50).

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&QILLBU(140),WTRLBU(140),CUMLBU(140),WORLBU(140),

&CUM(140,140),OIL(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

C                                       HERE, IS=IT

WWWM=WMAX

C                                       BUT IT CANNOT EXCEED THE LAST TIME’S WELLS + WINCMX

IF(IT.GT.1) WELLST=WELLS(IT-1)

IF(WWWM.GT.(WELLST+WINCMX)) WWWM=WELLST+WINCMX

NWMAX=(WWM+.95)

WFRACT=WWWM-FLOAT(NWMAX-1)

IF(WFRACT.LE.0.0) WFRACT=0.0

ISWITCH=0

DO 1000 IW=1,NWMAX

C                                       DETERMINE THE WORSLOPE, WORINT, RATESLOP, & RATEINT

12

C                                       FOR EACH OF THE NEW WELLS, THEN CALCULATE THE PAYOUT TIME

POAVG(IW)=0.0

CALL FWOR(IW,CUMWK)

CALL FRATE(IW,CUMWK)

WELLCOST=FCOST(APRICE(IT))*CAPSLP

CALL POSUB(WORSW(IW),WORIW(IW),

& RATESW(IW),RATEIW(IW),APRICE(IT),WELLCOST,COSTO(IT),COSTGF(IT),

&POWELL(IW))

C                                       NOW CHECK TO SEE IF THIS WELL WILL PAYOUT

IF(POWELL(IW).LE.PAYTIME) THEN

C                                       THEN WE ADD IT. DON’T WORRY HERE ABOUT WMAX OR WMIN. WE’LL

C                                       HANDLE THAT BELOW.

WELLS(IS)=FLOAT(IW)

GO TO 1000

ELSE

C                                       THEN WE HAVE A WELL THAT DOESN’T MEET OUR PAYOUT CRITERION.

C                                       CALCULATE A FRACTIONAL WELL THAT WILL GIVE US A PAYOUT TIME

C                                       EQUAL TO PAYTIME.

C                                       WE KNOW THE PAYOUT TIME FROM THE PREVIOUS WELL. USE IT.

IF(ISWITCH.GE.1) GO TO 1000

IF(IW.GT.1) THEN

WELLS(IS)=(PAYTIME-POWELL(IW-1))/(POWELL(1W)-POWELL(IW-1))

&+FLOAT(IW-1)

ISWITCH=1

ELSE

WELLS(IS)=(PAYTIME)/(POWELL(1W))

ENDIF

ISWITCH=1

ENDIF

1000                                      CONTINUE

1010                                      CONTINUE

C                                       HERE, WE NEED TO ACCOUNT FOR WWWM AND WMIN

IF(WELLS(IS).LT.WMIN) THEN

WELLS(IS)=WMIN

ENDIF

IF(WELLS(IS).GT.WWWM) THEN

WELLS(IS)=WWWM

ENDIF

C

C                                       NOW WE FIGURE OUT THE AVERAGE PROPERTIES FOR THE GROUP OF

C                                       NEW WELLS.

IW=INT(WELLS(IS)-.001+1.0)

c

c                                          *** test if iw = 0, set to 1

c

if (iw .eq. 0) then iw = 1

PAYOUT(IS)=POWELL(IW)

IF(WELLS(IS).LT.FLOAT(IW)) THEN

IF(IW.GT.1) THEN

PAYOUT(IS)=(POWELL(IW)-POWELL(IW-1))*(WELLS(IS) - FLOAT(IW-1))

&                                      +POWELL(IW-1)

13

ELSE

PAYOUT(IS)=POWELL(IW)*WELLS(IS)

ENDIF

ENDIF

CALL AVGPROP(IS)

C                                       SO WE HAVE NOW CALCULATED ALL THE INITIALIZATION DATA FOR THE

C                                       NEW GROUP OF WELLS

RETURN

END

c************************************************************************************

SUBROUTINE OWC(IS,IT)

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN, HYPPRWOR,QIHYPER(140),COSTGF(140),

&QISLPSLP,QIINTSLP,QISLPINT,QIINTINT,

&RSSLPSLP,RSIWTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOIWTSLP,WOSLPINT,WOINTINT,

&DCSLPSLP,DCINTSLP,DCSLPINT,DCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140),

&WORSW(50),WORIO(50),RATESW(50),RATEIW(50),POWELL(50),POAVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&OILLBU(140),WTRLBU(140),CUMLBU(140),WORLBU(140),

&CUM(140,140),O1L(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

C                                       HERE, WE MUST BE CAREFUL TO USE EQUIVALENT NON-SHUT-IN TIMES.

C                                       IF A WELL HAS BEEN SHUT IN FOR ANY LENGTH OF TIME, THE

C                                       TIME VALUE USED IN THE DECLINE EQUATION SHOULD BE THE EQUIVALENT

C                                       TIME AS THOUGH THE WELL HAD BEEN PRODUCING CONTINUOUSLY.

C                                       CHECK TO SEE IF WE ARE HYPERBOLIC YET OR NOT:

IF(IT.GT.IHYPER(IS).AND.IHYPER(IS).GT.O.AND.HYPERN.GT.0.0) THEN

C                                       THEN WE ARE ON THE HYPERBOLIC CURVE

C                                       THE FIRST THING WE MUST DO IS CALCULATE THE OIL RATE AT THE

C                                       LAST PRODUCING CUM.

C                                       BUT THIS MUST BE THE INCREMENTAL CUM SINCE GOING HYPERBOLIC

CUMH=CUM(IS,(IT-1))-CUM(IS,IHYPER(IS))

Q2=( (Q1HYPER(IS)/((1-HYPERN)*(-1.)*RATSLOPE(IS)) - CUMH )

&*(1.-HYPERN)*(-1.*RATSLOPE(IS))/Q1HYPER(1S)**HYPERN)

&**(1./(1.-HYPERN))

C                                       NOW CALCULATE THE EQUIVALENT TIME SINCE WE WENT HYPERBOLIC THAT

C                                       CORRESPONDS TO THIS RATE

c

T2 = (1.00 - (Q1HYPER(IS)/Q2)** HYPERN)/(HYPERN*RATSLOPE(IS))

C

Q3 = Q1HYPER(IS) * (1.00 - HYPERN * RATSLOPE(IS)*(T2+TIMINC))

1                                                                                                                 ** (-1.0/HYPERN)

C

DCUM*Q1HYPER(IS)**HYPERN/(1.-HYPERN)/(-1.*RATSLOPE(IS))*

&(Q2**(1.-HYPERN)-Q3**(1.-HYPERN))

CUM(IS,IT)=CUM(IS,(IT-1))+DCUM

14

C                                       SO WE HAVE DONE HYPERBOLIC DECLINE AFTER TIME=TIME(IHYPER(IS))

ELSE

C                                       HERE, WE DO EXPONENTIAL DECLINE

C                                       WE HAVE TO BACK CALCULATE T2, THE TIME TO THE END OF THE

C                                       LAST TIME STEP, SINCE WE MAY HAVE HAD SOME SHUT IN TIMES.

C

IF(RATSLOPE(IS).NE.0.0.AND.RATINIT(IS).GT.0.0) THEN

IF(IT.GT.1) THEN

T2=ALOG(CUM(IS.(IT-1))*RATSLOPE(IS)/(RATINIT(IS)*365.)+1.0)

&/RATSLOPE(IS)

T3=T2+.TIMINC

ELSE

T3=TIMINC

ENDIF

CUM(IS,IT)=RATINIT(IS)*365./RATSLOPE(IS)*

&(EXP(RATSLOPE(IS)*T3)-1.0)

ELSE

T3=TIMINC

CUM(IS,IT)=0.0

ENDIF

C

ENDIF

C

C                                       NOW FIND OIL FOR THIS TIME STEP

IF(IT.EQ.1) THEN

OIL(IS,IT)=CUM(IS,IT)

ELSE

OIL(IS,IT)=CUM(IS,IT)-CUM(IS,(IT-1))

ENDIF

C

C                                       NOW CALCULATE THE WATER FOR THIS TIME STEP

CUM0=0.0

IF(WELLS(IS).GT.0.0) CUMO=CUM(IS,IT)

WATER(IS,IT)=OIL(IS,IT)*EXP(WORSLOPE(IS)*CUMO+WORINIT(IS))

C

C                                       CALCULATE WOR

WORWK=0.0

IF(OIL(IS,IT).GT.0.0) WORWK=WATER(IS,IT)/OIL(IS,IT)

C                                       CHECK FOR PROFITABILITY:

PROF=OIL(IS,IT)*PRICE(IT)-(WATER(IS,IT)+OIL(IS,IT))*COSTGF(IT)

&-OIL(IS,IT)*COSTO(IT)

IF(PROF.LE.0.0) THEN

OIL(IS,IT)=0.0

WATER(IS,IT)=0.0

CUM(IS,IT)=CUM(IS,(IT-1))

ENDIF

C                                       HERE WE CHECK TO SEE IF THE WOR FOR THIS GROUP OF WELLS IS

C                                       HIGH ENOUGH TO START GOING HYPERBOLIC IN THE NEXT TIME

C                                       STEP.

IF(HYPER(IS).EQ.O.AND.HYPERN.GT.O.O.AND.WORWK.GT.HYPERWOR

&.AND.RATINIT(IS).GT.0.0) THEN

15

IHYPER(IS)=IT

C                                       Q1HYPER=THE OIL RATE CALCULATED FROM THE EXPONENTIAL DECLINE

C                                                                                       AT THE END OF THE EXPONENTIAL PERIOD (T2)

C                                                                                       THIS NEEDS TO BE IN BBL/YEAR

Q1HYPER(IS)=RATINIT(IS)*365.*EXP(RATSLOPE(IS)*T3)

C                                       CUMEXP IS THE CUM FOR THIS GROUP OF WELLS AT THE TIME THEY

C                                                                                       STARTED GOING HYPERBOLIC (LAST EXPONENTIAL CUM)

ENDIF

RETURN

END

c************************************************************************************

C                                       CALCULATE PAYOUT HERE: ITERATIVE SOLUTION

SUBROUTINE POSUB(WORSLP,WORINT,01,PI,P,XINV,COSTO,COSTGF,

&PAYOUT)

C                                                               FIRST, ASSUME CAPITAL PER WELL = SLOPE OF CAP VS # WELLS

C                                                               NOW WE HAVE TO ITERATIVELY CALCULATE OIL TO PAYOUT:

C                                                               START WITH AN ASSUMPTION THAT WOR DURING PAYOUT = INITIAL WOR

C                                                               THE NEXT GUESS IS THAT WOR=INITIAL WOR+1.

C                                                               KEEP ITERATING UNTIL XLHS=XRHS

IF(WORINT.GT.3.2188) WORINT=3.21888

IF(WORINT.LT.-10.) WORINT=-10.

IF(WORSLP.LE.0.0) THEN

C                                       THEN PAYOUT IS FAIRLY SIMPLE

OILPO3=XINV/(P-COSTO-COSTGF-COSTGF*(EXP(WORINT)))

GO TO 510

ENDIF

C

XLHS=XINV

IF(XLHS.LE.0.0) THEN

OILPO3=9.999E+06

GO TO 510

ENDIF

OILPO1=XINV/(P-COSTO-COSTGF-COSTGF•(EXP(WORINT)))

OILPO2=XINV/(P-COSTO-COSTGF-COSTGF’(EXP(WORINT)+2))

IF((OILPO1*WORSLP).GT.85.) OILPO1=70./WORSLP

IF((OILPO2*WORSLP).GT.85.) OILPO2=85./WORSLP

IF(OILPO1.LT.0.0) OILPO1=0.0

IF(OILPO2.LT.0.0) OIL,02=1000.

C

NITER=0

410                           CONTINUE

IF(WORSLP*OILPO1.LT.85.O.AND.WORSLP*OILPO2.LT.85.0) THEN

XRHS=OILPO1*(P-COSTO-COSTGF)-COSTGF•EXP(WORINT)*

&(EXP(WORSLP*OILPO1)-1.0)/WORSLP

ERROR1=(XRHS-XLHS)/XLHS

XRHS=OILPO2*(P-COSTO-COSTGF)-COSTGF*EXP(WORINT)*

&(EXP(WORSLP*OILPO2)-1.0)/WORSLP

ERROR2=(XRHS-XLHS)/XLHS

ELSE

OILPO3=9.999E+06

GO TO 510

16

ENDIF

C

C                                       THE NEXT GUESS ASSUMES LINEAR RELATIONSHIP BETWEEN ERROR& ERROR2

C                                       SOLVE FOR ERROR3=0

IF(ERROR1.NE.ERROR2) THEN

OILPO3=OILPO1-ERROR1*(OILPO1-OILPO2)/(ERROR1-ERROR2)

ELSE

OILPO3 =9.999E+06

GO TO 510

ENDIF

IF(OILPO3.LT.9.999E+06.AND.OILPO3.GT.0.0) THEN

C                                       THIS COVERS THE CASE WHERE THE WELL WILL NEVER PAYOUT:

IF(OILPO3.LE.0.0.OR.(OILPO3*WORSLP).GT.85.) THEN

OILPO3=9.999E+06

GO TO 510

ENDIF

XRHS=OILPO3*(P-COSTO-COSTGF)-COSTGF*EXP(WORINT)*

&(EXP(WORSLP*OILPO3)-1.0)/WORSLP

ERROR3=(XRHS-XLHS)/XLHS

C                                       IF ERROR3 IS LESS THAN .5%, THEN STOP AND USE OILPO3 AS THE OIL

IF(ABS(ERROR3).LE.0.005) THEN

GO TO 510

ENDIF

IF(NITER.GT.10) THEN

OILPO3=9.99E+06

GO TO 510

ENDIF

C                                       NOW REPLACE EITHER OILPO1 OR OILPO2 WITH OILPO3, DEPENDING ON

C                                       WHICH ONE HAS THE SMALLEST ERROR.

IF(ABS(ERROR1).GE.ABS(ERROR2)) THEN

OILPO1=OILPO3

ELSE

OILPO2=OILPO3

ENDIF

NITER=NITER+1

GO TO 410

C

ELSE

OILPO3=9.999E+06

GO TO 510

ENDIF

C                                       NOW WE HAVE AN OIL TO PAYOUT. WE SIMPLY HAVE TO CALCULATE THE

C                                       TIME TO PAYOUT BASED ON THE DECLINE CURVE EQUATION

510                                                   CONTINUE

PO=OILPO3

C

C**                         Note that Di is negative…

C

XNUM = PO * DI /(PI * 365.00)

C

IF(PO.LT.9.99E+06.AND.PO.GT.0.0.AND.PI.GT.0.0 .AND.

17

1                                         XNUM .GT. -1.00) THEN

PAYOUT = ALOG(XNUM+1.00) / DI

C

ELSE

PAYOUT=99.99

ENDIF

C

RETURN

END

C***********************************************************************************

C                                       READER SUBROUTINE FOR LBU FORECASTING MODEL

SUBROUTINE READER

C                                       COMMON GOES HERE

COMMON TIME(140),PRICE(140),APRICE(140),COSTO(140),

&HYPERN,HYPERWOR,QIHYPER(140),COSTGF(140),

&QISLPSLP,QIINTSLP,QISLPINT,QIINTINT,

&RSSLPSLP,RSINTSLP,RSSLPINT,RSINTINT,

&WOSLPSLP,WOINTSLP,WOSLPINT,WOINTINT,

&DCSLPSLP,DCINTSLP,DCSLPINT,OCINTINT,

&CAPSLP,CAPINT,COSTSLP,COSTINT,GFCONST,TIMGFCUT,

&BOIL(140),BCUM(140),BWTR(140),

&WORSW(50),WORIW(50),RATESW(50),RATEIW(50),POWELL(50),POAVG(50),

&RATSLOPE(140),RATINIT(140),WORSLOPE(140),WORINIT(140),

&WELLS(140),PAYOUT(140),

&OILLBU(140),WTRLBU(140),CUMLBU(140),WORLBU(140),

&CUM(140,140),OIL(140,140),WATER(140,140),

&PAYTIME,WMAX,WMIN,WINCMX,WFRACT,SDATE,TIMINC,STCUM,WELLST,NINC,

&IHYPER(140),COSTF(140),COSTGFF(140),COSTRED(140)

COMMON /READ/ PAYSLOPE,PAYINT,COST015,COSTGF15,COSTF15,CSTGFF15

COMMON /READ2/ GFCAP(10),GFTIME(10),NGFCAP

COMMON /READ3/ PAYS(20),PAYI(20),PAYTIM(20),NPAYTIM

COMMON /READ4/ WCUM

C                                       LN(INITIAL OIL RATE PER WELL) VS LBU CUM DATA AS FUNCTION OF TOTAL

C                                       NUMBER OF WELLS DRILLED IN A TIME STEP

C                                                               THE FINAL DATA WE NEED LOOKS LIKE THIS:

C                                                                                       |\

C                                       In (IP)             |                                                                                                                                                                                                                                             Increasing LBU CUM

C                                       PER                        |                                             \

C                                       WELL            |\                                                                                                                                                                                                                                         /                                            this way

C                                                                                       |                                             \                                            \                                                                                            /

C                                                                                       |                                                                                                                                                   /

C                                                                                       |\                                                                                         \                                            \

C                                                                                       |                                             \

C                                                                                       |\                                                                                         \                                            \                                            \

C                                                                                       |--------------------------------------------------

# OF WELLS DRILLED

IN TIME STEP

C

C                                       TO BUILD THIS, WE ONLY NEED THE FOLLOWING TWO GRAPHS:

C

18

C                                       SLOPE         |                                                                                                                                             INTERCEPT                         |\

C                                       OF                                |                                                                                                                                             OF                                                                                |      \

C                                       THESE       |---------------------         THESE                                                                   |          \

C                                       LINES           |                                                                                                                                             LINES                                                           |               \

C                                                                                       |                                                                                                                                                                                                                                             |                    \

C                                                                                       |---------------------                                                                                                                     |---------------------

C                                                                                       LBU CUM                                                                                                                                     LBU CUM

C

C                                       SO WE READ IN THESE TWO FUNCTIONS ABOVE WITH A SLOPE AND

C                                                               INTERCEPT OF THEIR OWN.

C                                       SLOPE OF THE (SLOPE VS LBU CUM) PLOT

C                                                               INTERCEPT OF THE (SLOPE VS LBU CUM) PLOT

C                                                               SLOPE OF THE (INTERCEPT VS LBU CUM) PLOT

C                                                               INTERCEPT OF THE (INTERCEPT VS LBU CUM) PLOT

C

READ(4,*) QISLPSLP,Q1INTSLP

READ(4,*) QISLPINT,QIINTINT

C

C                                       NOW DO THE SAME THING FOR In(RESERVES @ WOR=25) VS # WELLS

C

READ(4,*) RSSLPSLP,RSINTSLP

READ(4,*) RSSLPINT,RSINTINT

C

C                                       NOW DO THE SAME THING FOR INITIAL 1n(WOR) VS # WELLS

C                                                               THAT IS:

Cin(WOR)=#WELLS)*(WOSLPSLP*LBUCUM+WOINTSLP)+(WOSLPINT*LBUCUM+WOINTINT)

C

READ(4,*) WOSLPSLP,WOINTSLP

READ(4,*) WOSLPINT,WOINTINT

C

C                                       NOW DO THE SAME THING FOR EXPONENTIAL DECLINE RATE VS # WELLS

C

READ(4,*) DCSLPSLP,DCINTSLP

READ(4,*) DCSLPINT,DCINTINT

C

C

C                                       SWITCH TO HYPERBOLIC DECLINE AFTER A WOR VALUE

READ(4,*) HYPERN,HYPERWOR

C

C

C                                       NOW READ IN THE PAYOUT CRITERION

C                                       THIS IS THE SLOPE & INTERCEPT OF PAYOUT CRITERION VS OIL PRICE

READ(4,*) NPAYTIM

DO 8 I=1,NPAYTIM

8                                                                 READ(4,*) PAYS(I),PAYI(I),PAYTIM(I)

C                                       MAX & MIN # OF WELLS TO DRILL IN THE TIME STEP

READ(4,*) WMAX

READ(4,*) WMIN

C                                       MAXIMUM INCREASE IN NUMBER OF WELLS FROM THE PREVIOUS TIME STEP

READ(4,*) WINCMX

C

19

C                                       CAPITAL SPENDING VS # OF WELLS DRILLED PER YEAR

READ(4,*) CAPSLP,CAPINT

C

C                                       COSTS FOR OIL, GF, AND FIXED AT $15/BBL OIL PRICE

READ(4,*) COSTO15,COSTGF15,CSTGFF15,COSTF15

C

C                                       ADJUSTMENT FACTOR FOR COST AS FUNCTION OF OIL PRICE

READ(4,*) COSTSLP,COSTINT

C

C                                       READ IN THE GROSS FLUID FIELD CONSTRAINTS:

C                                                               READ(4,*) GFCONST,TIMGFCUT

READ(4,*) NGFCAP

DO 12 I=1,NGFCAP

12                                                          READ(4,*) GFCAP(I),GFTIME(I)

C

C                                       NOW READ IN THE START DATA:

READ(4,*) SDATE,TIMINC,NINC,STCUM,WELLST,WCUM

C                                       WHERE:

C                                                               SDATE IS START DATE

C                                                               TIMINC IS TIME INCREMENT

C                                                               NINC                                        IS NUMBER OF TIME INCREMENTS TO RUN THIS TIME

C                                                               STCUM IS THE LBU CUM OIL PRODUCTION AT THE START OF THE RUN

C                                                               WELLST IS THE # OF WELLS DRILLED IN THE TIME INCREMENT

C                                                                                                                                       PRECEEDING THE START OF THIS RUN

C

C                                       NOW READ IN THE RUN TIME DATA INPUT FOR EACH TIME STEP

DO 15 I=1,NINC

15                                                          READ(4,*) BOIL(I),BWTR(I),PRICE(I),COSTRED(I)

C                                       WHERE

C                                                               BOIL(I) IS THE BASE OIL PRODUCTION FOR WELLS DRILLED PRIOR

C                                                                                                                                       TO 7/1/90

C                                                               BWTR(I) ID THE BASE WATER PRODUCTION FOR WELLS DRILLED PRIOR

C                                                                                                                                       TO 7/1/90

C                                                               PRICE(I) IS THE INFLATION-ADJUSTED OIL PRICE FOR EACH TIME STEP

C                                                               COSTRED(I) IS THE ADDITIONAL COST REDUCTION FACTOR FOR THIS

C                                                                                                                                       TIME PERIOD.

RETURN

END

20

ATTACHMENT 3

TABLE OF VALUES TOR GRAPH

MONTH	ASSUMED BASE OIL PRODUCTION	CORRECTION FACTOR	ADJUSTED BASE OIL PRODUCTION
1	46000	47,000 / 46,000 = 1.0217	47000
2	45967	1.0217 - (.0217/23)	46923
3	45935	1.0208 - (.0217/23)	46847
4	45902	1.0198 - (.0217/23)	46770
5	45870	1.0189 - (.0217/23)	46693
6	45837	1.0179 - (.0217/23)	46617
7	45804	1.0170 - (.0217/23)	46540
8	45772	1.0161 - (.0217/23)	46464
9	45739	1.0151 - (.0217/23)	46388
10	45707	1.0142 - (.0217/23)	46311
11	45674	1.0132 - (.0217/23)	46235
12	45641	1.0123 - (.0217/23)	46159
13	45609	1.0113 - (.0217/23)	46083
14	45576	1.0104 - (.0217/23)	46007
15	45544	1.0095 - (.0217/23)	45931
16	45511	1.0085 - (.0217/23)	45855
17	45478	1.0076 - (.0217/23)	45779
18	45446	1.0066 - (.0217/23)	45704
19	45413	1.0057 - (.0217/23)	45628
20	45381	1.0047 - (.0217/23)	45552

1

21	45348	1.0038 - (.0217/23)	45477
22	45315	1.0028 - (.0217/23)	45401
23	45283	1.0019 - (.0217/23)	45326
24	45250	1.0009 - (.0217/23)	45250

THE SAME CORRECTION FACTORS WILL BE USED TO ADJUST BASE WATER PRODUCTION

2

ATTACHMENT 4

1

Attachment 5

This attachment lists the input file “foreaa.dat” for the Computer Program.  The oil price input (in dollars per barrel), which is enclosed in the box in the printout below, is the only input data which will change.  The oil prices in the box are the inputted average prices for each quarter, deflated to January 1, 1990.  The computer program calculates the four-quarter trailing average for each quarter.  The oil prices below are for example only.  The procedure for calculating input price is specified in Equation 17 of Appendix A.

-4.3810E-10	9.7410E-02			SLOPE & INT OF SLOPE FOR Q1 VS # WELLS/QTR
-2.0273E-09	7.0175E+00			SLOPE & INT OF INT FOR QI VS # WELLS
-6.2312E-10	2.4767E-01			SLOPE & INT OF SLOPE FOR RES VS # WELLS
-2.7510E-09	1.4993E+01			SLOPE & INT OF INT FOR RES VS # WELLS
3.9351E-10	-1.5094E-01			SLOPE & INT OF SLOPE FOR WORI VS # WELLS
1.6104E-09	-8.0521E-01			SLOPE & INT OF INT FOR WORI VS # WELLS
1.2500E-12	-3.7500E-04			SLOPE & INT OF SLOPE FOR DI VS # WELLS
1.7500E-10	5.7500E-02			SLOPE & INT OF INT FOR DI VS # WELLS
0.2	7	0.14		HYPERN, HYPERWOR, HYPERDI
5				# OF PAYOUT VS PRICE CRITERIA
0	3.5	1980		PAYSLOPE PAYINT AT YEAR SHOWN
0	3.5	1982		PAYSLOPE PAYINT AT YEAR SHOWN
0	3.5	1986		PAYSLOPE PAYINT AT YEAR SHOWN
0	3.5	1991		PAYSLOPE PAYINT AT YEAR SHOWN
0	2.5	2000		PAYSLOPE PAYINT AT YEAR SHOWN
18				MAX # OF WELLS IN TIME STEP
0				MIN # OF WELLS IN TIME STEP
1.5				MAX INCREASE IN # WELLS IN TIME STEP
900000	0			SLOPE & INT OF CAP VS # WELLS

0.29056	0.293756	0.137118	26897277	$/BO, $/GFvar, $/GFfix, and Other Fixed Cost/Yr
0.0123615	0.8145769			SLOPE & INT OF COST vs oil Price
10				# OF GF LIMITS TO FOLLOW
650000	1980			GFCAP, GFTIME
475000	1986.75			GFCAP, GFTIME
900000	1991			GFCAP, GFTIME
900000	1991.25			GFCAP, GFTIME
900000	1991.5			GFCAP, GFTIME
900000	1992			GFCAP, GFTIME
900000	1992.5			GFCAP, GFTIME
900000	1992.75			GFCAP, GFTIME
900000	1993			GFCAP, GFTIME
900000	1993.25			GFCAP, GFTIME
1990.5	0.25	118 718620000	5.5 2745600000 SDATE,TIMINC,NINC,STCUM,WELLST
4181112	38874070	12.55	1	1990.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
4108339	39108240	12.55	1	1990.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
4036404	39335430	12.55	1	1991.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
4006223	39972120	12.55	1	1991.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3893702	39774140	12.55	1	1991.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3863638	40401980	12.55	1	1991.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3754517	40192610	12.55	0.943327	1992.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3686437	40395640	12.55	0.950411	1992.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3618651	40599220	12.55	0.957495	1992.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3551683	40797490	12.55	0.964579	1992.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3455855	40629810	12.55	0.971663	1993.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3345725	40233900	12.55	0.978747	1993.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3239788	39827990	12.55	0.985832	1993.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3137854	39412610	12.55	0.992916	1993.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
3039372	38984850	12.55	1	1994.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2944214	38545090	12.55	1	1994.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2852223	38093840	12.55	1	1994.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2763306	37631490	12.55	1	1994.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2677353	37158590	12.55	1	1995.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2594224	36675800	12.55	1	1995.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2513865	36183600	12.55	1	1995.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2436130	35682800	12.55	1	1995.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2360973	35173860	12.55	1	1996.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2288246	34657660	12.55	1	1996.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2217902	34134810.	12.55	1	1996.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2149853	33606000	12.55	1	1996.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)

1

2083989	33072010	12.55	1	1997.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
2020250	32533490	12.55	1	1997.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1958596	31991120	12.55	1	1997.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1898904	31445700	12.55	1	1997.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1841108	30897880	12.55	1	1998.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1785197	30348260	12.55	1	1998.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1731034	29797580	12.55	1	1998.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1678627	29246460	12.55	1	1998.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1627862	28695530	12.55	1	1999.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1578713	28145380	12.55	1	1999.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1531104	27596580	12.55	1	1999.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1484999	27049670	12.55	1	1999.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1440367	26505160	12.55	1	2000.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1397120	25963640	12.55	1	2000.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1355241	25425490	12.55	1	2000.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1314654	24891230	12.55	1	2000.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1275349	24361180	12.55	1	2001.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1237263	23835860	12.55	1	2001.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1200353	23315560	12.55	1	2001.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1164586	22800640	12.55	1	2001.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1129948	22291410	12.55	1	2002.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1096369	21788150	12.55	1	2002.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1063838	21291100	12.55	1	2002.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1032282	20800670	12.55	1	2002.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
1001713	20316850	12.55	1	2003.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
972094.4	19839930	12.55	1	2003.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
943388.2	19370140	12.55	1	2003.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
915539.7	18907580	12.55	1	2003.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
888551.1	18452400	12.55	1	2004.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
862388.6	18004750	12.55	1	2004.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
837011.1	17564680	12.55	1	2004.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
812433.2	17132220	12.55	1	2004.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
788569.0	16707570	12.55	1	2005.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
765452.6	16290660	12.55	1	2005.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
743039.4	15881600	12.55	1	2005.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
721292.3	15480380	12.55	1	2005.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
700204.1	15086980	12.55	1	2006.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
679760.4	14701420	12.55	1	2006.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
659922.0	14323750	12.55	1	2006.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
640687.4	13953810	12.55	1	2006.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
622039.5	13591660	12.55	1	2007.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
603931.9	13237260	12.55	1	2007.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
586399.2	12890470	12.55	1	2007.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
569349.1	12551310	12.55	1	2007.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
552840.9	12219720	12.55	1	2008.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
536819.9	11895550	12.55	1	2008.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
521274.7	11578780	12.55	1	2008.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
506190.7	11269300	12.55	1	2008.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
491551.6	10967020	12.55	1	2009.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
477356.9	10671840	12.55	1	2009.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
463597.3	10383670	12.55	1	2009.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
450230.6	10102390	12.55	1	2009.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
437255.9	9827943	12.55	1	2010.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
424673.9	9560148	12.55	1	2010.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
412459.1	9298935	12.55	1	2010.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
400592.1	9044251	12.55	1	2010.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
389088.7	8795897	12.55	1	2011.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
377926.1	8553767	12.55	1	2011.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
367098.8	8317746	12.55	1	2011.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
356577.6	8087749	12.55	1	2011.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
346378.5	7863660	12.55	1	2012.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
336469.2	7645299	12.55	1	2012.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
326849.9	7432619	12.55	1	2012.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
317527.4	7225458	12.55	1	2012.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
308471.6	7023741	12.55	1	2013.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
299672.6	6827325	12.55	1	2013.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
291122.1	6636120	12.55	1	2013.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
282831.6	6449969	12.55	1	2013.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
274785.1	6268762	12.55	1	2014.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
266973.7	6092415	12.55	I	2014.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)

2

259409.3	5920810	12.55	1	2014.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
252029.7	5753830	12.55	1	2014.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
244893.6	5591409	12.55	1	2015.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
237934.9	5433318	12.55	1	2015.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
231213.6	5279554	12.55	1	2015.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
224665.6	5129957	12.55	1	2015.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
218299.6	4984537	12.55	1	2016.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
212124.1	4843110	12.55	1	2016.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
206142.5	4705522	12.55	1	2016.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
200324.0	4571799	12.55	1	2016.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
194664.6	4441733	12.55	1	2017.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
189176.3	4315286	12.55	1	2017.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
183864.1	4192371	12.55	1	2017.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
178686.5	4072877	12.55	1	2017.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
173653.6	3956704	12.55	1	2018.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
168764.5	3843770	12.55	1	2018.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
164026.2	3734079	12.55	1	2018.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
159420.0	3627342	12.55	1	2018.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
154950.9	3523691	12.55	1	2019.00 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
150599.2	3422991	12.55	1	2019.25 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
146372.4	3325086	12.55	1	2019.50 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)
142269.9	3229933	12.55	1	2019.75 PRE-80 GF/QTR, OIL PRICE (1/1/90 $)

3

Attachment 6

Attachment 6 lists the input file “forecast.dat” for the Computer Program.  This file lists the production history from July 1980 through June 1990 and never changes.

1980.75	5770100	35501000	5.01E+08	2.22E+08	41909000	1.21E+09
1981	6044300	37255000	5.07E+08	2.28E+08	44715000	1.24E+09
1981.25	5533300	33844000	5.13E+08	2.08E+08	44013000	1.28E+09
1981.5	5877600	36003000	5.19E+08	2.2E+08	47056000	1.31E+09
1981.75	6179900	38007000	5.25E+08	2.26E+08	49751000	1.35E+09
1982	6366100	39328000	5.31E+08	2.27E+08	51832000	1.39E+09
1982.25	6062000	37189000	5.37E+08	2.09E+08	51504000	1.43E+09
1982.5	6193700	38172000	5.44E+08	1.99E+08	52574000	1.47E+09
1982.75	6159300	38005000	5.5E+08	1.95E+08	52724000	1.51E+09
1983	6029200	37139000	5.56E+08	1.89E+08	51995000	1.54E+09
1983.25	5981500	36917000	5.62E+08	1.78E+08	51002000	1.58E+09
1983.5	6038700	37565000	5.68E+08	1.72E+08	50687000	1.62E+09
1983.75	6032300	37777000	5.74E+08	1.71E+08	50519000	1.65E+09
1984	5955800	37465000	5.8E+08	1.67E+08	49674000	1.69E+09
1984.25	6106900	39083000	5.86E+08	1.68E+08	49930000	1.73E+09
1984.5	6413800	42142000	5.92E+08	1.76E+08	51186000	1.77E+09
1984.75	6507500	43542000	5.99E+08	1.78E+08	51561000	1.82E+09
1985	6550900	44594000	6.05E+08	1.79E+08	51684000	1.86E+09
1985.25	6466600	44574000	6.12E+08	1.75E+08	51054000	1.91E+09
1985.5	6423900	44946000	6.18E+08	1.72E+08	50593000	1.95E+09
1985.75	6525100	46681000	6.25E+08	1.7E+08	50662000	2E+09
1986	6551400	47804000	6.31E+08	1.67E+08	50515000	2.05E+09
1986.25	6328000	46608000	6.38E+08	1.29E+08	45748000	2.09E+09
1986.5	5494500	39492000	6.43E+08	66721000	35185000	2.13E+09
1986.75	5086300	36294000	6.48E+08	54695000	32202000	2.17E+09
1987	5108800	37235000	6.53E+08	59551000	33227000	2.21E+09
1987.25	5025000	37117000	6.58E+08	71958000	35109000	2.24E+09
1987.5	5066500	38277000	6.63E+08	81148000	35249000	2.28E+09
1987.75	4958500	38385000	6.68E+08	85434000	35903000	2.32E+09
1988	4890800	38453000	6.73E+08	72628000	34043000	2.36E+09
1988.25	4825500	38518000	6.78E+08	58180000	31742000	2.4E+09
1988.5	4746200	38598000	6.83E+08	61606000	32326000	2.43E+09
1988.75	4661800	38682000	6.88E+08	55398000	31312000	2.47E+09
1989	4600600	38743000	6.92E+08	47831000	29914000	2.51E+09
1989.25	4569700	38774000	6.97E+08	58294000	31704000	2.55E+09
1989.5	4486400	38857000	7.01E+08	70153000	33644000	2.59E+09
1989.75	4425100	38919000	7.06E+08	62557000	32425000	2.63E+09
1990	4382000	38962000	7.1E+08	65730000	32905000	2.67E+09
1990.25	4342000	39002000	7.14E+08	65129000	32772000	2.71E+09
1990.5	4302300	39041000	7.19E+08	64535000	32646000	2.75E+09
1980.75	5606700	35288000	5.01E+08	61443	6.294	448170
1981	5707000	36783000	5.07E+08	62543	6.4451	465640
1981.25	5016400	33066000	5.12E+08	54974	6.5917	417340
1981.5	5179300	34878000	5.17E+08	56759	6.7341	438980
1981.75	5301600	36495000	5.22E+08	58099	6.8837	458040
1982	5312000	37389000	5.28E+08	58214	7.0386	467960
1982.25	4838400	34788000	5.33E+08	53023	7.19	434260
1982.5	4808000	35276000	5.37E+08	52691	7.337	439280
1982.75	4622400	34592000	5.42E+08	50657	7.4835	429740
1983	4352600	33191000	5.46E+08	47699	7.6256	411440
1983.25	4176000	32419000	5.5E+08	45764	7.7632	401040

1

1983.5	4114500	32501000	5.55E+08	45090	7.8993	401270
1983.75	3999700	32137000	5.59E+08	43833	8.0348	396020
1984	3824900	31241000	5.62E+08	41916	8.1677	384280
1984.25	3887200	32267000	5.66E+08	42599	8.3009	396210
1984.5	4114300	34730000	5.7E+08	45088	8.4413	425690
1984.75	4136800	35530000	5.75E+08	45335	8.5887	434700
1985	4117400	35980000	5.79E+08	45122	8.7386	439420
1985.25	3978000	35357000	5.83E+08	43594	8.8882	431070
1985.5	3887600	35128000	5.87E+08	42603	9.036	427570
1985.75	3948000	36265000	5.9E+08	43266	9.1857	440700
1986	3940100	36796000	5.94E+08	43179	9.3389	446420
1986.25	3690900	35025000	5.98E+08	40448	9.4895	424280
1986.5	2846000	27380000	6.01E+08	31189	9.6205	331240
1986.75	2433600	23673000	6.03E+08	26670	9.7275	286100
1987	2452500	24103000	6.06E+08	26877	9.8277	291010
1987.25	2363400	23463000	6.08E+08	25900	9.9274	283020
1987.5	2422300	24290000	6.11E+08	26546	10.028	292740
1987.75	2568500	26027000	6.13E+08	28148	10.133	313370
1988	2523800	25848000	6.16E+08	27658	10.242	310930
1988.25	2473300	25598000	6.18E+08	27104	10.35	307630
1988.5	2482900	25966000	6.21E+08	27210	10.458	311770
1988.75	2522300	26656000	6.23E+08	27641	10.568	319760
1989	2480700	26493000	6.26E+08	27186	10.68	317520
1989.25	2338000	25222000	6.28E+08	25622	10.788	302030
1989.5	2411600	26277000	6.3E+08	26428	10.896	314390
1989.75	2408600	26511000	6.33E+08	26396	11.007	316930
1990	2339900	26012000	6.35E+08	25642	11.117	310710
1990.25	2261300	25382000	6.37E+08	24781	11.225	302940
1990.5	2185900	24766000	6.4E+08	23955	11.33	295360
1	1980.75	0.468	7
2	1981	0.58	8.5
3	1981.25	0.718	10
4	1981.5	0.899	11.5
5	1981.75	1.135	13
6	1982	1.451	14.5
7	1982.25	1.861	16
8	1982.5	2.44	17.5
9	1982.75	2.746	18
10	1983	2.907	18
11	1983.25	3.15	18
12	1983.5	3.397	18
13	1983.75	3.5	17.814
14	1984	3.5	17.367
15	1984.25	3.5	16.929
16	1984.5	3.5	16.52
17	1984.75	3.5	16.148
18	1985	3.5	15.767
19	1985.25	3.5	15.365
20	1985.5	3.5	14.973
21	1985.75	3.5	14.51
22	1986	3.5	14.103
23	1986.25	3.5	12.764
24	1986.5	3.5	9.743
25	1986.75	3.5	8.838
26	1987	3.5	9.118
27	1987.25	3.5	10.072

2

28	1987.5	3.5	10.514
29	1987.75	3.5	10.689
30	1988	3.5	9.784
31	1988.25	3.5	8.508
32	1988.5	3.5	8.77
33	1988.75	3.5	8.143
34	1989	3.5	7.22
35	1989.25	3.5	8.217
36	1989.5	3.5	9.101
37	1989.75	3.5	8.447
38	1990	3.5	8.604
39	1990.25	3.5	8.468
40	1990.5	3.5	8.341

3

Attachment 7

Attachment 7 lists output file “forea.out” from the Computer Program, which results from the example input files included as Attachments 5 and 6. This output file is not based on actual oil prices, and is included for illustrative purposes only.

TIME	LBU TOTAL OIL	WATER	CUM	REV	COST	CUMw
1980.750	.57701E+07	.35501E+08	.50100E+09	.22200E+09	.41909E+08	.12100E+10
1981.000	.60443E+07	.37255E+08	.50700E+09	.22800E+09	.44715E+08	.12400E+10
1981.250	.55333E+07	.33844E+08	.51300E+09	.20800E+09	.44013E+08	.12800E+10
1981.500	.58776E+07	.36003E+08	.51900E+09	.22000E+09	.47056E+08	.13100E+10
1981.750	.61799E+07	.38007E+08	.52500E+09	.22600E+09	.49751E+08	.13500E+10
1982.000	.63661E+07	.39328E+08	.53100E+09	.22700E+09	.51832E+08	.13900E+10
1982.250	.60620E+07	.37189E+08	.53700E+09	.20900E+09	.51504E+08	.14300E+10
1982.500	.61937E+07	.38172E+08	.54400E+09	.19900E+09	.52574E+08	.14700E+10
1982.750	.61593E+07	.38005E+08	.55000E+09	.19500E+09	.52724E+08	.15100E+10
1983.000	.60292E+07	.37139E+08	.55600E+09	.18900E+09	.51995E+08	.15400E+10
1983.250	.59815E+07	.36917E+08	.56200E+09	.17800E+09	.51002E+08	.15800E+10
1983.500	.60387E+07	.37565E+08	.56800E+09	.17200E+09	.50687E+08	.16200E+10
1983.750	.60323E+07	.37777E+08	.57400E+09	.17100E+09	.50519E+08	.16500E+10
1984.000	.59558E+07	.37465E+08	.58000E+09	.16700E+09	.49674E+08	.16900E+10
1984.250	.61069E+07	.39083E+08	.58600E+09	.16800E+09	.49930E+08	.17300E+10
1984.500	.64138E+07	.42142E+08	.59200E+09	.17600E+09	.51186E+08	.17700E+10
1984.750	.65075E+07	.43542E+08	.59900E+09	.17800E+09	.51561E+08	.18200E+10
1985.000	.65509E+07	.44594E+08	.60500E+09	.17900E+09	.51684E+08	.18600E+10
1985.250	.64666E+07	.44574E+08	.61200E+09	.17500E+09	.51054E+08	.19100E+10
1985.500	.64239E+07	.44946E+08	.61800E+09	.17200E+09	.50593E+08	.19500E+10
1985.750	.65251E+07	.46681E+08	.62500E+09	.17000E+09	.50662E+08	.20000E+10
1986.000	.65514E+07	.47804E+08	.63100E+09	.16700E+09	.50515E+08	.20500E+10
1986.250	.63280E+07	.46608E+08	.63800E+69	.12900E+09	.45748E+08	.20900E+10
1986.500	.54945E+07	.39492E+08	.64300E+09	.66721E+08	.35185E+08	.21300E+10
1986.750	.50863E+07	.36294E+08	.64800E+09	.54695E+08	.32202E+08	.21700E+10
1987.000	.51088E+07	.37235E+08	.65300E+09	.59551E+08	.33227E+08	.22100E+10
1987.250	.50250E+07	.37117E+08	.65800E+09	.71958E+08	.35109E+08	.22400E+10
1987.500	.50665E+07	.38277E+08	.66300E+09	.81148E+08	.35249E+08	.22800E+10
1987.750	.49585E+07	.38385E+08	.66800E+09	.85434E+08	.35903E+08	.23200E+10
1988.000	.48908E+07	.38453E+08	.67300E+09	.72628E+08	.34043E+08	.23600E+10
1988.250	.48255E+07	.38518E+08	.67800E+09	.58180E+08	.31742E+08	.24000E+10
1988.500	.47462E+07	.38598E+08	.68300E+09	.61606E+08	.32326E+08	.24300E+10
1988.750	.46618E+07	.38682E+08	.68800E+09	.55398E+08	.31312E+08	.24700E+10
1989.000	.46006E+07	.38743E+08	.69200E+09	.47831E+08	.29914E+08	.25100E+10
1989.250	.45697E+07	.38774E+08	.69700E+09	.58294E+08	.31704E+08	.25500E+10
1989.500	.44844E+07	.38857E+08	.70100E+09	.70153E+08	.33644E+08	.25900E+10
1989.750	.44251E+07	.38919E+08	.70600E+09	.62557E+08	.32425E+08	.26300E+10
1990.000	.43820E+07	.38962E+08	.71000E+09	.65730E+08	.32905E+08	.26700E+10
1990.250	.43420E+07	.39002E+08	.71400E+09	.65129E+08	.32772E+08	.27100E+10
1990.500	.43023E+07	.39041E+08	.71900E+09	.64535E+08	.32646E+08	.27500E+10
1990.750	.42442E+07	.39019E+08	.72286E+09	.53265E+08	.30137E+08	.27846E+10
1991.000	.42300E+07	.39406E+08	.72709E+09	.53086E+08	.30191E+08	.28240E+10
1991.250	.42123E+07	.39794E+08	.73131E+09	.52865E+08	.30248E+08	.28638E+10
1991.500	.42324E+07	.40598E+08	.73554E+09	.53117E+08	.30511E+08	.29044E+10
1991.750	.41664E+07	.40576E+08	.73971E+09	.52289E+08	.30372E+08	.29450E+10
1992.000	.41794E+07	.41386E+08	.74388E+09	.52452E+08	.30642E+08	.29864E+10
1992.250	.41104E+07	.41366E+08	.74800E+09	.51585E+08	.29041E+08	.30277E+10
1992.500	.40792E+07	.41765E+08	.75207E+09	.51194E+08	.29294E+08	.30695E+10

1

1992.750	.40454E+07	.42170E+08	.75612E+09	.50770E+08	.29554E+08	.31117E+10
1993.000	.40098E+07	.42575E+08	.76013E+09	.50323E+08	.29821E+08	.31543E+10
1993.250	.39427E+07	.42618E+08	.76407E+09	.49481E+08	.29926E+08	.31969E+10
1993.500	.38590E+07	.42436E+08	.76793E+09	.48430E+08	.29934E+08	.32393E+10
1993.750	.37773E+07	.42248E+08	.77171E+09	.47405E+08	.29944E+08	.32816E+10
1994.000	.36973E+07	.42052E+08	.77541E+09	.46401E+08	.29930E+08	.33236E+10
1994.250	.36185E+07	.41845E+08	.77902E+09	.45413E+08	.29900E+08	.33655E+10
1994.500	.35411E+07	.41626E+08	.78257E+09	.44440E+08	.29687E+08	.34071E+10
1994.750	.34649E+07	.41395E+08	.78603E+09	.43484E+08	.29475E+08	.34485E+10
1995.000	.33901E+07	.41152E+08	.78942E+09	.42546E+08	.29262E+08	.34896E+10
1995.250	.33167E+07	.40898E+08	.79274E+09	.41625E+08	.29049E+08	.35305E+10
1995.500	.32447E+07	.40632E+08	.79598E+09	.40721E+08	.28836E+08	.35712E+10
1995.750	.31742E+07	.40355E+08	.79916E+09	.39836E+08	.28622E+08	.36115E+10
1996.000	.31051E+07	.40067E+08	.80226E+09	.38969E+08	.28407E+08	.36516E+10
1996.250	.30375E+07	.39767E+08	.80530E+09	.38121E+08	.28193E+08	.36913E+10
1996.500	.29714E+0/	.39458E+08	.43827E+09	.37291E+08	.27977E+08	.37308E+10
1996.750	.29067E+07	.39138E+08	.81118E+09	.36479E+08	.27761E+08	.37699E+10
1997.000	.28435E+07	.38808E+08	.81402E+09	.35687E+08	.27544E+08	.38088E+10
1997.250	.27818E+07	.38470E+08	.81680E+09	.34912E+08	.27327E+08	.38472E+10
1997.500	.27215E+07	.38122E+08	.81952E+09	.34155E+08	.27110E+08	.38853E+10
1997.750	.26627E+07	.37766E+08	.82219E+09	.33416E+08	.26892E+08	.39231E+10
1998.000	.26052E+07	.37403E+08	.82479E+09	.32696E+08	.26675E+08	.39605E+10
1998.250	.25492E+07	.37033E+08	.82734E+09	.31992E+08	.26457E+08	.39975E+10
1998.500	.24945E+07	.36656E+08	.82984E+09	.31307E+08	.26239E+08	.40342E+10
1998.750	.24413E+07	.36273E+08	.83228E+09	.30638E+08-	.26022E+08	.40705E+10
1999.000	.23893E+07	.35885E+08	.83467E+09	.29986E+08	.25805E+08	.41064E+10
1999.250	.23385E+07	.35491E+08	.83700E+09	.29348E+08	.25567E+08	.41418E+10
1999.500	.22888E+07	.35092E+08	.83929E+09	.28724E+08	.25327E+08	.41769E+10
1999.750	.22401E+07	.34689E+08	.84153E+09	.28113E+08	.25088E+08	.42116E+10
2000.000	.21865E+07	.34262E+08	.84372E+09	.27440E+08	.24183E+08	.42459E+10
2000.250	.21344E+07	.33831E+08	.84585E+09	.26787E+08	.23949E+08	.42797E+10
2000.500	.20839E+07	.33395E+08	.84794E+09	.26152E+08	.23715E+08	.43131E+10
2000.750	.20348E+07	.32957E+08	.84997E+09	.25536E+08	.23482E+08	.43461E+10
2001.000	.19871E+07	.32516E+08	.85196E+09	.24938E+08	.23250E+08	.43786E+10
2001.250	.19408E+07	.32073E+08	.85390E+09	.24357E+08	.23013E+08	.44107E+10
2001.500	.18956E+07	.31629E+08	.85580E+09	.23790E+08	.22770E+08	.44423E+10
2001.750	.18290E+07	.31122E+08	.85763E+09	.22954E+08	.20804E+08	.44734E+10
2002.000	.17650E+07	.30611E+08	.85939E+09	.22151E+08	.20546E+08	.45040E+10
2002.250	.17036E+07	.30096E+08	.86109E+09	.21380E+08	.20287E+08	.45341E+10
2002.500	.16447E+07	.29577E+08	.86274E+09	.20640E+08	.20029E+08	.45637E+10
2002.750	.15880E+07	.29055E+08	.86433E+09	.19930E+08	.19772E+08	.45928E+10
2003.000	.15336E+07	.28531E+08	.86586E+09	.19247E+08	.19514E+08	.46213E+10
2003.250	.14813E+07	.28005E+08	.85734E+09	.18591E+08	.19258E+08	.46493E+10
2003.500	.14311E+07	.27478E+08	.86877E+09	.17960E+08	.19003E+08	.46768E+10
2003.750	.13829E+07	.26951E+08	.87016E+09	.17355E+08	.18749E+08	.47037E+10
2004.000	.13364E+07	.26424E+08	.87149E+09	.16772E+08	.18496E+08	.47301E+10
2004.250	.12918E+07	.25898E+08	.87278E+09	.16212E+08	.18245E+08	.47560E+10
2004.500	.12489E+07	.25374E+08	.87403E+09	.15674E+08	.17996E+08	.47814E+10
2004.750	.12077E+07	.24852E+08	.87524E+09	.15156E+08	.17749E+08	.48063E+10
2005.000	.11680E+07	.24333E+08	.87641E+09	.14658E+08	.17505E+08	.48306E+10
2005.250	.11298E+07	.23817E+08	.87754E+09	.14179E+08	.17262E+08	.48544E+10
2005.500	.10930E+07	.23305E+08	.87863E+09	.13717E+08	.17023E+08	.48777E+10
2005.750	.10576E+07	.22798E+08	.87969E+09	.13273E+08	.16786E+08	.49005E+10
2006.000	.10235E+07	.22296E+08	.88071E+09	.12844E+08	.16552E+08	.49228E+10
2006.250	.99057E+06	.21798E•08	.88170E+09	.12432E+08	.16321E+08	.49446E+10
2006.500	.95890E+06	.21306E+08	.88266E+09	.12034E+08	.16094E+08	.49659E+10

2

2006.750	.92835E+06	.20820E+08	.88359E+09	.11651E+08	.15869E+08	.49867E+10
2007.000	.89890E+06	.20341E+08	.88449E+09	.11281E+08	.15648E+08	.50071E+10
2007.250	.87051E+06	.19868E+08	.88536E+09	.10925E+08	.15431E+08	.50270E+10
2007.500	.84310E+06	.19401E+08	.88620E+09	.10581E+08	.15217E+08	.50464E+10
2007.750	.81669E+06	.18942E+08	.88702E+09	.10249E+08	.15006E+08	.50653E+10
2008.000	.79115E+06	.18490E+08	.88781E+09	.99290E+07	.14800E+08	.50838E+10
2008.250	.76654E+06	.18045E+08	.88858E+09	.96200E+07	.14597E+08	.51018E+10
2008.500	.74277E+06	.17608E+08	.88932E+09	.93217E+07	.14397E+08	.51194E+10
2008.750	.71981E+06	.17178E+08	.89004E+09	.90336E+07	.14202E+08	.51366E+10
2009.000	.69764E+06	.16757E+08	.89074E+09	.87554E+07	.14010E+08	.51534E+10
2009.250	.67622E+06	.16343E+08	.89141E+09	.84865E+07	.13822E+08	.51697E+10
2009.500	.65553E+06	.15937E+08	.89207E+09	.82269E+07	.13638E+08	.51857E+10
2009.750	.63555E+06	.15538E+08	.89270E+09	.79761E+07	.13458E+08	.52012E+10
2010.000	.61622E+06	.15148E+08	.89332E+09	.77336E+07	.13281E+08	.52163E+10
2010.250	.59754E+06	.14766E+08	.89392E+09	.74991E+07	.13108E+08	.52311E+10
2010.500	.57949E+06	.14392E+08	.89450E+09	.72726E+07	.12952E+08	.52455E+10
2010.750	.56202E+06	.14025E+08	.89506E+09	.70534E+07	.12837E+08	.52595E+10
2011.000	.54512E+06	.13667E+08	.89560E+09	.68413E+07	.12726E+08	.52732E+10
2011.250	.52879E+06	.13317E+08	.89613E+09	.66363E+07	.12617E+08	.52865E+10
2011.500	.51299E+06	.12974E+08	.89665E+09	.64381E+07	.12510E+08	.52995E+10
2011.750	.49772E+06	.12639E+08	.89714E+09	.62464E+07	.12306E+08	.53121E+10
2012.000	.48292E+06	.12311E+08	.89763E+09	.60607E+07	.12304E+08	.53244E+10
2012.250	.46862E+06	.11992E+08	.89810E+09	.58812E+07	.12205E+08	.53364E+10
2012.500	.45477E+081	.11679E+08	.89855E+09	.57819E+07	.12108E+08	.53481E+10
2012.750	.44136E+06	.11375E+08	.89899E+09	.55390E+07	.12014E+08	.53595E+10
2013.000	.42839E+06	.11077E+08	.89942E+09	.53763E+07	.11922E+08	.53706E+10
2013.250	.41583E+06	.10787E+08	.89984E+09	.52186E+07	.11832E+08	.53813E+10
2013.500	.40366E+06	.10503E+08	.90024E+09	.50659E+07	.11744E+08	.53918E+10
2013.750	.39186E+06	.10227E+08	.90063E+09	.49179E+07	.11659E+08	.54021E+10
2014.000	.38045E+06	.99574E+07	.90101E+09	.47747E+07	.11576E+08	.54120E+10
2014.250	.36940E+06	.96945E+07	.90138E+09	.46359E+07	.11495E+08	.54217E+10
2014.500	.35869E+06	.94383E+07	.90174E+09	.45016E+07	.11415E+08	.54312E+10
2014.750	.34834E+06	.91886E+07	.90209E+09	.43717E+07	.11338E+08	.54403E+10
2015.000	.33827E+06	.89453E+07	.90243E+09	.42453E+07	.11263E+08	.54493E+10
2015.250	.32855E+06	.87082E+07	.90276E+09	.41233E+07	.11190E+08	.54580E+10
2015.500	.31910E+06	.84771E+07	.90307E+09	.40047E+07	.11119E+08	.54665E+10
2015.750	.30997E+06	.82520E+07	.90338E+09	.38901E+07	.11050E+08	.54747E+10
2016.000	.30110E+06	.80327E+07	.90369E+09	.37788E+07	.10982E+08	.54828E+10
2016.250	.29250E+06	.78193E+07	.90398E+09	.36708E+07	.10917E+08	.54906E+10
2016.500	.28416E+06	.76114E+07	.90426E+09	.35663E+07	.10853E+08	.54982E+10
2016.750	.27610E+06	.74089E+07	.90454E+09	.34650E+07	.10791E+08	.55056E+10
2017.000	.26827E+06	.72119E+07	.90481E+09	.33668E+07	.10730E+08	.55128E+10
2017.250	.26067E+06	.70200E+07	.90507E+09	.32714E+07	.10671E+08	.55198E+10
2017.500	.25331E+06	.68332E+07	.90532E+09	.31790E+07	.10614E+08	.55267E+10
2017.750	.24618E+06	.66514E+07	.90557E+09	.30896E+07	.10558E+08	.55333E+10
2018.000	.23926E+06	.64745E+07	.90581E+09	.30027E+07	.10504E+08	.55398E+10
2018.250	.23253E+06	.63023E+07	.90604E+09	.29183E+07	.10451E+08	.55461E+10
2018.500	.22601E+06	.61347E+07	.90626E+09	.28364E+07	.10399E+08	.55522E+10
2018.750	.21969E+06	.59717E+07	.90648E+09	.27572E+07	.10349E+08	.55582E+10
2019.000	.21356E+06	.58130E+07	.90670E+09	.26802E+07	.10301E+08	.55640E+10
2019.250	.20762E+06	.56586E+07	.90690E+09	.26056E+07	.10253E+08	.55697E+10
2019.500	.20184E+06	.55085E+07	.90711E+09	.25330E+07	.10207E+08	.55752E+10
2019.750	.19623E+06	.53623E+07	.90730E+09	.24627E+07	.10162E+08	.55805E+10
2020.000	.19079E+06	.52202E+07	.90749E+09	.23944E+07	.10119E+08	.55858E+10

3

FOR BASE GROUP

TIME	OIL	WATER	CUM	ORATE	WOR	GF
1980.750	.56067E+07	.35288E+08	.50100E+09	.61443E+05	.62940E+01	.44817E+06
1981.000	.57070E+07	.36783E+08	.50700E+09	.62543E+05	.64451E+01	.46564E+06
1981.250	.50164E+07	.33066E+08	.51200E+09	.54974E+05	.65917E+01	.41734E+06
1981.500	.51793E+07	.34878E+08	.51700E+09	.56759E+05	.67341E+01	.43898E+06
1981.750	.53016E+07	.36495E+08	.52200E+09	.58099E+05	.68837E+01	.45804E+06
1982.000	.53120E+07	.37389E+08	.52800E+09	.58214E+05	.70386E+01	.46796E+06
1982.250	.48384E+07	.34788E+08	.53300E+09	.53023E+05	.71900E+01	.43426E+06
1982.500	.48080E+07	.35276E+08	.53700E+09	.52691E+05	.73370E+01	.43928E+06
1982.750	.46224E+07	.34592E+08	.54200E+09	.50657E+05	.74835E+01	.42974E+06
1983.000	.43526E+07	.33191E+08	.54600E+09	.47699E+05	.76256E+01	.41144E+06
1983.250	.41760E+07	.32419E+08	.55000E+09	.45764E+05	.77632E+01	.40104E+06
1983.500	.41145E+07	.32501E+08	.55500E+09	.45090E+05	.78993E+01	.40127E+06
1983.750	.37997E+07	.32137E+08	.55900E+09	.43833E+05	.80348E+01	.39602E+06
1984.000	.38249E+07	.31241E+08	.56200E+09	.41916E+05	.81677E+01	.18428E+06
1984.250	.38872E+07	.32267E+08	.56600E+09	.42599E+05	.83009E+01	.39621E+06
1984.500	.41143E+07	.34730E+08	.57000E+09	.45088E+05	.84413E+01	.42569E+06
1984.750	.41368E+07	.35530E+08	.57500E+09	.45335E+05	.85887E+01	.43470E+06
1985.000	.41174E+07	.35980E+08	.57900E+09	.45122E+05	.87386E+01	.43942E+06
1985.250	.39780E+07	.35357E+08	.58300E+09	.43594E+05	.88882E+01	.43107E+06
1985.500	.38876E+07	.35128E+08	.58700E+09	.42603E+05	.90360E+01	.42757E+06
1985.750	.39480E+07	.36265E+08	.59000E+09	.43266E+05	.91857E+01	.44070E+06
1986.000	.39401E+07	.36796E+08	.59400E+09	.43179E+05	.93389E+01	.44642E+06
1986.250	.36909E+07	.35025E+08	.59800E+09	.40448E+05	.94895E+01	.42428E+06
1986.500	.28460E+07	.27380E+08	.60100E+09	.31189E+05	.96205E+01	.33124E+06
1986.750	.24336E+07	.23673E+08	.60300E+09	.26670E+05	.97275E+01	.28610E+06
1987.000	.24525E+07	.24103E+08	.60600E+09	.26877E+05	.98277E+01	.29101E+06
1987.250	.23634E+07	.23463E+08	.60800E+09	.25900E+05	.99274E+01	.28302E+06
1987.500	.24223E+07	.24290E+08	.61100E+09	.26546E+05	.10028E+02	.29274E+06
1987.750	.25685E+07	.26027E+08	.61300E+09	.28148E+05	.10133E+02	.31337E+06
1988.000	.25238E+07	.25848E+08	.61600E+09	.27658E+05	.10242E+02	.31093E+06
1988.250	.24733E+07	.25598E+08	.61800E+09	.27104E+05	.10350E+02	.30763E+06
1988.500	.24829E+07	.25966E+08	.62100E+09	.27210E+05	.10458E+02	.31177E+06
1988.750	.25223E+07	.26656E+08	.62300E+09	.27641E+05	.10568E+02	.31976E+06
1989.000	.24807E+07	.26493E+08	.62600E+09	.27186E+05	.10680E+02	.31752E+06
1989.250	.23380E+07	.25222E+08	.62800E+09	.25622E+05	.10788E+02	.30203E+06
1989.500	.24116E+07	.26277E+08	.63000E+09	.26428E+05	.10896E+02	.31439E+06
1989.750	.24086E+07	.26511E+08	.63300E+09	.26396E+05	.11007E+02	.31693E+06
1990.000	.23399E+07	.26012E+08	.63500E+09	.25642E+05	.11117E+02	.31071E+06
1990.250	.22613E+07	.25382E+08	.63700E+09	.24781E+05	.11225E+02	.30294E+06
1990.500	.21859E+07	.24766E+08	.64000E+09	.23955E+05	.11330E+02	.29536E+06
1990.750	.41811E+07	.38874E+08	.72280E+09	.45820E+05	.92975E+01	.47184E+06
1991.000	.41083E+07	.39108E+08	.72691E•09	.45023E+05	.95192E+01	.47361E+06
1991.250	.40364E+07	.39335E+08	.73095E+09	.44235E+05	.97452E+01	.47531E+06
1991.500	.40062E+07	.39972E+08	.73495E+09	.43904E+05	.99775E+01	.48195E+06
1991.750	.38937E+07	.39774E+08	.73885E+09	.42671E+05	.10215E+02	.47855E+06
1992.000	.38636E+07	.40402E+08	.74271E+09	.42341E+05	.10457E+02	.48510E+06
1992.250	.37545E+07	.40193E+08	.74646E+09	.41145E+05	.10705E+02	.48161E+06
1992.500	.36864E+07	.40396E+08	.75015E+09	.40399E+05	.10958E+02	.48309E+06
1992.750	.36187E+07	.40599E+08	.75377E+09	.39656E+05	.11219E+02	.48458E+06
1993.000	.35517E+07	.40797E+08	.75732E+09	.38923E+05	.11487E+02	.48602E+06
1993.250	.34559E+07	.40630E+08	.76078E+09	.37872E+05	.11757E+02	.48313E+06
1993.500	.33457E+07	.40234E+08	.76412E+09	.36665E+05	.12025E+02	.47758E+06
1993.750	.32398E+07	.39828E+08	.76736E+09	.35505E+05	.12293E+02	.47198E+06

4

1994.000	.31379E+07	.39413E+08	.77050E+09	.34387E+05	.12560E+02	.46631E+06
1994.250	.30394E+07	.38985E+08	.77354E+09	.33308E+05	.12827E+02	.46054E+06
1994.500	.29442E+07	.38545E+08	.77648E+09	.32265E+05	.13092E+02	.45468E+06
1994.750	.28522E+07	.38094E+08	.77934E+09	.31257E+05	.13356E+02	.44872E+06
1995.000	.27633E+07	.37631E+08	.78210E+09	.30283E+05	.13618E+02	.44268E+06
1995.250	.26774E+07	.37159E+08	.78478E+09	.29341E+05	.13879E+02	.43656E+06
1995.500	.25942E+07	.36676E+08	.78737E+09	.28430E+05	.14137E+02	.43036E+06
1995.750	.25139E+07	.36184E+08	.78988E+09	.27549E+05	.14394E+02	.42408E+06
1996.000	.24361E+07	.35683E+08	.79232E+09	.26697E+05	.14647E+02	.41774E+06
1996.250	.23610E+07	.35174E+08	.79468E+09	.25874E+05	.14898E+02	.41134E+06
1996.500	.22882E+07	.34658E+08	.79697E+09	.25077E+05	.15146E+02	.40489E+06
1996.750	.22179E+07	.34135E+08	.79919E+09	.24306E+05	.15391E+02	.39839E+06
1997.000	.21499E+07	.33606E+08	.80134E+09	.23560E+05	.15632E+02	.39184E+06
1997.250	.20840E+07	.33072E+08	.80342E+09	.22838E+05	.15870E+02	.38527E+06
1997.500	.20202E+07	.32533E+08	.80544E+09	.22140E+05	.16104E+02	.37867E+06
1997.750	.19586E+07	.31991E+08	.80740E+09	.21464E+05	.16334E+02	.37205E+06
1998.000	.18989E+07	.31446E+08	.80930E+09	.20810E+05	.16560E+02	.36542E+06
1998.250	.18411E+07	.30898E+08	.81114E+09	.20177E+05	.16782E+02	.35878E+06
1998.500	.17852E+07	.30348E+08	.81293E+09	.19564E+05	.17000E+02	.35215E+06
1998.750	.17310E+07	.29798E+08	.81466E+09	.18970E+05	.17214E+02	.34552E+06
1999.000	.16786E+07	.29246E+08	.81634E+09	.18396E+05	.17423E+02	.31891E+06
1999.250	.16279E+07	.28696E+08	.81796E+09	.17840E+05	.17628E+02	.33231E+06
1999.500	.15787E+07	.28145E+08	.81954E+09	.17301E+05	.17828E+02	.32574E+06
1999.750	.15311E+07	.27597E+08	.82107E+09	.16779E+05	.18024E+02	.31921E+06
2000.000	.14850E+07	.27050E+08	.82256E+09	.16274E+05	.18215E+02	.31271E+06
2000.250	.14404E+07	.26505E+08	.82400E+09	.15785E+05	.18402E+02	.30625E+06
2000.500	.13971E+07	.25964E+08	.82540E+09	.15311E+05	.18584E+02	.29984E+06
2000.750	.13552E+07	.25425E+08	.82675E+09	.14852E+05	.18761E+02	.29349E+06
2001,000	.13147E+07	.24891E+08	.82807E+09	.14407E+05	.18934E+02	.28719E+06
2001.250	.12753E+07	.24361E+08	.82934E+09	.13976E+05	.19102E+02	.28095E+06
2001.500	.12373E+07	.23836E+08	.83058E+09	.13559E+05	.19265E+02	.27477E+06
2001.750	.12004E+07	.23316E+08	.83178E+09	.13155E+05	.19424E+02	.26867E+06
2002.000	.11646E+07	.22801E+08	.83294E+09	.12763E+05	.19578E+02	.26263E+06
2002.250	.11299E+07	.22291E+08	.83407E+09	.12383E+05	.19728E+02	.25667E+06
2002.500	.10964E+07	.21788E+08	.83517E+09	.12015E+05	.19873E+02	.25079E+06
2002.750	.10638E+07	.21291E+08	.83623E+09	.11658E+05	.20013E+02	.24499E+06
2003.000	.10323E+07	.20801E+08	.83727E+09	.11313E+05	.20150E+02	.23927E+06
2003.250	.10017E+07	.20317E+08	.83827E+09	.10978E+05	.20282E+02	.23363E+06
2003.500	.97209E+06	.19840E+08	.83924E+09	.10653E+05	.20409E+02	.22808E+06
2003.750	.94339E+06	.19370E+08	.84018E+09	.10339E+05	.20533E+02	.22261E+06
2004.000	.91554E+06	.18908E+08	.84110E+09	.10033E+05	.20652E+02	.21724E+06
2004.250	.88855E+06	.18452E+08	.84199E+09	.97375E+04	.20767E+02	.21196E+06
2004.500	.86239E+06	.18005E+08	.84285E+09	.94508E+04	.20878E+02	.20676E+06
2004.750	.83701E+06	.17565E+08	.84369E+09	.91727E+04	.20985E+02	.20166E+06
2005.000	.81243E+06	.17132E+08	.84450E+09	.89034E+04	.21088E+02	.19665E+06
2005.250	.78857E+06	.16708E+08	.84529E+09	.86419E+04	.21187E+02	.19174E+06
2005.500			.84605E+09	.83885E+04	.21282E+02	.18692E+06
2005.750	.74304E+06		.84680E+09	.81429E+04	.21374E+02	.18219E+06
2006.000	.72129E+06	.35480E+08	.84752E+09	.79046E+04	.21462E+02	.17755E+86
2006.250	.70020E+06	.15087E+08	.84822E+09	.76735E+04	.21547E+02	.17301E+06
2006.500	.67976E+06	.14701E+08	.84890E+09	.74494E+04	.21627E+02	.16856E+06
2006.750	.65992E+06	.14324E+08	.84956E+09	.72320E+04	.21705E+02	.16420E+06
2007.000	.64069E+06	.13954E+08	.85020E+09	.70212E+04	.21779E+02	.15994E+06
2007.250	.62204E+06	.13592E+08	.85082E+09	.68169E+04	.21850E+02	.15577E+06
2007.500	.60393E+06	.13237E+08	.85142E+09	.66184E+04	.21918E+02	.15168E+06
2007.750	.58640E+06	.12890E+08	.85201E+09	.64263E+04	.21982E+02	.14769E+06

5

2008.000	.56935E+06	.12551E+08	.85258E+09	.62394E+04	.22045E+02	.14379E+06
2008.250	.55284E+06	.12220E+08	.85313E+09	.60585E+04	.22104E+02	.13997E+06
2008.500	.53682E+06	.11896E+08	.85367E+09	.58830E+04	.22159E+02	.13625E+06
2008.750	.52127E+06	.11579E+08	.85419E+09	.57126E+04	.22212E+02	.13260E+06
2009.000	.50619E+06	.11269E+08	.85470E+09	.55473E+04	.22263E+02	.12905E+06
2009.250	.49155E+06	.10967E+08	.85519E+09	.53869E+04	.22311E+02	.12557E+06
2009.500	.47736E+06	.10672E+08	.85566E+09	.52313E+04	.22356E+02	.12218E+06
2009.750	.46360E+06	.10384E+08	.85613E+09	.50805E+04	.22398E+02	.11887E+06
2010.000	.45023E+06	.10102E+08	.85658E+09	.49340E+04	.22438E+02	.11565E+06
2010.250	.43726E+06	.98279E+07	.85702E+09	.47918E+04	.22476E+02	.11250E+06
2010.500	.42467E+06	.95601E+07	.85744E+09	.46540E+04	.22512E+02	.10942E+06
2010.750	.41246E+06	.92989E+07	.85785E+09	.45201E+04	.22545E+02	.10643E+06
2011.000	.40059E+06	.90443E+07	.85825E+09	.43901E+04	.22577E+02	.10351E+06
2011.250	.38909E+06	.87959E+07	.85864E+09	.42640E+04	.22606E+02	.10066E+06
2011.500	.37793E+06	.85538E+07	.85902E+09	.41417E+04	.22633E+02	.97882E+05
2011.750	.36710E+06	.83177E+07	.85939E+09	.40230E+04	.22658E+02	.95176E+05
2012.000	.35658E+06	.80877E+07	.85974E+09	.39077E+04	.22682E+02	.92541E+05
2012.250	.34638E+06	.78637E+07	.86009E+09	.37959E+04	.22703E+02	.89973E+05
2012.500	.33647E+06	.76453E+07	.86043E+09	.36873E+04	.22722E+02	.87471E+05
2012.750	.32685E+06	.74326E+07	.86075E+09	.35819E+04	.22740E+02	.85035E+05
2013.000	.31753E+06	.72255E+07	.86107E+09	.34798E+04	.22755E+02	.82663E+05
2013.250	.30847E+06	.70237E+07	.86138E+09	.33805E+04	.22769E+02	.80353E+05
2013.500	.29967E+06	.68273E+07	.86168E+09	.32841E+04	.22783E+02	.78104E+05
2013.750	.29112E+06	.66361E+07	.86197E+09	.31904E+04	.22795E+02	.75915E+05
2014.000	.28283E+06	.64500E+07	.86225E+09	.30995E+04	.22805E+02	.73784E+05
2014.250	.27479E+06	.62688E+07	.86253E+09	.30113E+04	.22813E+02	.71710E+05
2014.500	.26697E+06	.60924E+07	.86280E+09	.29257E+04	.22820E+02	.69692E+05
2014.750	.25941E+06	.59208E+07	.86305E+09	.28428E+04	.22824E+02	.67728E+05
2015.000	.25203E+06	.57538E+07	.86331E+09	.27620E+04	.22830E+02	.65818E+05
2015.250	.24489E+06	.55914E+07	.86355E+09	.26838E+04	.22832E+02	.63959E+05
2015.500	.23793E+06	.54333E+07	.86379E+09	.26075E+04	.22835E+02	.62151E+05
2015.750	.23121E+06	.52796E+07	.86402E+09	.25338E+04	.22834E+02	.60392E+05
2016.000	.22467E+06	.51300E+07	.86425E+09	.24621E+04	.22834E+02	.58681E+05
2016.250	.21830E+06	.49845E+07	.86446E+09	.23923E+04	.22833E+02	.57017E+05
2016.500	.21212E+06	.48431E+07	.86468E+09	.23246E+04	.22831E+02	.55400E+05
2016.750	.20614E+06	.47055E+07	.86488E+09	.22591E+04	.22827E+02	.53826E+05
2017.000	.20032E+06	.45718E+07	.86508E+09	.21953E+04	.22822E+02	.52297E+05
2017.250	.19466E+06	.44417E+07	.86528E+09	.21333E+04	.22817E+02	.50810E+05
2017.500	.18918E+06	.43153E+07	.86547E+09	.20732E+04	.22811E+02	.49364E+05
2017.750	.18386E+06	.41924E+07	.86565E+09	.20149E+04	.22801E+02	.47959E+05
2018.000	.17869E+06	.40729E+07	.86583E+09	.19582E+04	.22793E+02	.46592E+05
2018.250	.17365E+06	.39567E+07	.86600E+09	.19031E+04	.22785E+02	.45264E+05
2018.500	.16876E+06	.38438E+07	.86617E+09	.18495E+04	.22776E+02	.43973E+05
2018.750	.16403E+06	.37341E+07	.86634E+09	.17975E+04	.22765E+02	.42719E+05
2019.000	.15942E+06	.36273E+07	.86649E+09	.17471E+04	.22753E+02	.41499E+05
2019.250	.15495E+06	.35237E+07	.86665E+09	.16981E+04	.22741E+02	.40314E+05
2019.500	.15060E+06	.34230E+07	.86680E+09	.16504E+04	.22729E+02	.39163E+05
2019.750	.14637E+06	.33251E+07	.86695E+09	.16041E+04	.22717E+02	.38043E+05
2020.000	.14227E+06	.32299E+07	.86709E+09	.15591E+04	.22703E+02	.36956E+05

GROUP#	1 TIME=	1980.7500 PAYOUT=	0.468 WELLS=	7.000
GROUP#	2 TIME=	1981.0000 PAYOUT=	0.580 WELLS=	8.500
GROUP#	3 TIME=	1981.2500 PAYOUT=	0.718 WELLS=	10.000
GROUP#	4 TIME=	1981.5000 PAYOUT=	0.899 WELLS=	11.500
GROUP#	5 TIME=	1981.7500 PAYOUT=	1.135 WELLS=	13.000
GROUP#	6 TIME=	1982.0000 PAYOUT=	1.451 WELLS=	14.500

6

GROUP#	7 TIME=	1982.2500 PAYOUT=	1.861 WELLS=	16.000
GROUP#	8 TIME=	1982.5000 PAYOUT=	2.440 WELLS=	17.500
GROUP#	9 TIME=	1982.7500 PAYOUT=	2.746 WELLS=	18.000
GROUP#	10 TIME=	1983.0000 PAYOUT=	2.907 WELLS=	18.000
GROUP#	11 TIME=	1983.2500 PAYOUT=	3.150 WELLS=	18.000
GROUP#	12 TIME=	1983.5000 PAYOUT=	3.397 WELLS=	18.000
GROUP#	13 TIME=	1983.7500 PAYOUT=	3.500 WELLS=	17.814
GROUP#	14 TIME=	1984.0000 PAYOUT=	3.500 WELLS=	17.367
GROUP#	15 TIME=	1984.2500 PAYOUT=	3.500 WELLS=	16.929
GROUP#	16 TIME=	1984.5000 PAYOUT=	3.500 WELLS=	16.520
GROUP#	17 TIME=	1984.7500 PAYOUT=	3.500 WELLS=	16.148
GROUP#	18 TIME=	1985.0000 PAYOUT=	3.500 WELLS=	15.767
GROUP#	19 TIME=	1985.2500 PAYOUT=	3.500 WELLS=	15.365
GROUP#	20 TIME=	1985.5000 PAYOUT=	3.500 WELLS=	14.973
GROUP#	21 TIME=	1985.7500 PAYOUT=	3.500 WELLS=	14.510
GROUP#	22 TIME=	1986.0000 PAYOUT=	3.500 WELLS=	14.103
GROUP#	23 TIME=	1986.2500 PAYOUT=	3.500 WELLS=	12.764
GROUP#	24 TIME=	1986.5000 PAYOUT=	3.500 WELLS=	9.743
GROUP#	25 TIME=	1986.7500 PAYOUT=	3.500 WELLS=	8.838
GROUP#	26 TIME=	1987.0000 PAYOUT=	3.500 WELLS=	9.118
GROUP#	27 TIME=	1987.2500 PAYOUT=	3.500 WELLS=	10.072
GROUP#	28 TIME=	1987.5000 PAYOUT=	3.500 WELLS=	10.514
GROUP#	29 TIME=	1987.7500 PAYOUT=	3.500 WELLS=	10.689
GROUP#	30 TIME=	1988.0000 PAYOUT=	3.500 WELLS=	9.784
GROUP#	31 TIME=	1988.2500 PAYOUT=	3.500 WELLS=	8.508
GROUP#	32 TIME=	1988.5000 PAYOUT=	3.500 WELLS=	8.770
GROUP#	33 TIME=	1988.7500 PAYOUT=	3.500 WELLS=	8.143
GROUP#	34 TIME=	1989.0000 PAYOUT=	3.500 WELLS=	7.220
GROUP#	35 TIME=	1989.2500 PAYOUT=	3.500 WELLS=	8.217
GROUP#	36 TIME=	1989.5000 PAYOUT=	3.500 WELLS=	9.101
GROUP#	37 TIME=	1989.7500 PAYOUT=	3.500 WELLS=	8.447
GROUP#	38 TIME=	1990.0000 PAYOUT=	3.500 WELLS=	8.604
GROUP#	39 TIME=	1990.2500 PAYCUT=	3.500 WELLS=	8.468
GROUP#	40 TIME=	1990.5000 PAYOUT=	3.500 WELLS=	8.341
GROUP#	1 TIME=	1990.7500 PAYOUT=	3.500 WELLS=	4.978
GROUP#	2 TIME=	1991.0000 PAYOUT=	3.500 WELLS=	4.865
GROUP#	3 TIME=	1991.2500 PAYOUT=	3.500 WELLS=	4.759
GROUP#	4 TIME=	1991.5000 PAYOUT=	3.500 WELLS=	4.659
GROUP#	5 TIME=	1991.7500 PAYOUT=	3.500 WELLS=	4.563
GROUP#	6 TIME=	1992.0000 PAYOUT=	3.500 WELLS=	4.475
GROUP#	7 TIME=	1992.2500 PAYOUT=	3.500 WELLS=	4.438
GROUP#	8 TIME=	1992.5000 PAYOUT=	3.500 WELLS=	4.353
GROUP#	9 TIME=	1992.7500 PAYOUT=	3.500 WELLS=	4.274
GROUP#	10 TIME=	1993.0000 PAYOUT=	3.500 WELLS=	4.201
GROUP#	11 TIME=	1993.2500 PAYCUT=	3.500 WELLS=	4.134
GROUP#	12 TIME=	1993.5000 PAYOUT=	3.500 WELLS=	4.074
GROUP#	13 TIME=	1993.7500 PAYOUT=	3.500 WELLS=	4.019
GROUP#	14 TIME=	1994.0000 PAYOUT=	3.500 WELLS=	3.943
GROUP#	15 TIME=	1994.2500 PAYOUT=	3.500 WELLS=	3.854
GROUP#	16 TIME=	1994.5000 PAYOUT=	3.500 WELLS=	3.778
GROUP#	17 TIME=	1994.7500 PAYOUT=	3.500 WELLS=	3.706
GROUP#	18 TIME=	1995.0000 PAYOUT=	3.500 WELLS=	3.638
GROUP#	19 TIME=	1995.2500 PAYOUT=	3.500 WELLS=	3.575
GROUP#	20 TIME=	1995.5000 PAYOUT=	3.500 WELLS=	3.515
GROUP#	21 TIME=	1995.7500 PAYOUT=	3.500 WELLS=	3.460
GROUP#	22 TIME=	1996.0000 PAYOUT=	3.500 WELLS=	3.407

7

GROUP#	23 TIME=	1996.2500 PAYOUT=	3.500 WELLS=	3.358
GROUP#	24 TIME=	1996.5000 PAYOUT=	3.500 WELLS=	3.313
GROUP#	25 TIME=	1996.7500 PAYOUT=	3.500 WELLS=	3.270
GROUP#	26 TIME=	1997.0000 PAYOUT=	3.500 WELLS=	3.230
GROUP#	27 TIME=	1997.2500 PAYOUT=	3.500 WELLS=	3.193
GROUP#	28 TIME=	1997.5000 PAYOUT=	3.500 WELLS=	3.159
GROUP#	29 TIME=	1997.7500 PAYOUT=	3.500 WELLS=	3.127
GROUP#	30 TIME=	1998.0000 PAYOUT=	3.500 WELLS=	3.098
GROUP#	31 TIME=	1998.2500 PAYOUT=	3.500 WELLS=	3.070
GROUP#	32 TIME=	1998.5000 PAYOUT=	3.500 WELLS=	3.045
GROUP#	33 TIME=	1998.7500 PAYOUT=	3.500 WELLS=	3.022
GROUP#	34 TIME=	1999.0000 PAYOUT=	3.500 WELLS=	3.001
GROUP#	35 TIME=	1999.2500 PAYOUT=	3.500 WELLS=	2.957
GROUP#	36 TIME=	1999.5000 PAYOUT=	3.500 WELLS=	2.914
GROUP#	37 TIME=	1999.7500 PAYOUT=	3.500 WELLS=	2.872
GROUP#	38 TIME=	2000.0000 PAYOUT=	2.500 WELLS=	2.082
GROUP#	39 TIME=	2000.2500 PAYOUT=	2.500 WELLS=	2.062
GROUP#	40 TIME=	2000.5000 PAYOUT=	2.500 WELLS=	2.043
GROUP#	41 TIME=	2000.7500 PAYOUT=	2.500 WELLS=	2.025
GROUP#	42 TIME=	2001.0000 PAYOUT=	2.500 WELLS=	2.009
GROUP#	43 TIME=	2001.2500 PAYOUT=	2.500 WELLS=	1.986
GROUP#	44 TIME=	2001.5000 PAYOUT=	2.500 WELLS=	1.957
GROUP#	45 TIME=	2001.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	46 TIME=	2002.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	47 TIME=	2002.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	48 TIME=	2002.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	49 TIME=	2002.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	50 TIME=	2003.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	51 TIME=	2003.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	52 TIME=	2003.5000 PAYCUT=	0.000 WELLS=	0.000
GROUP#	53 TIME=	2003.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	54 T1ME=	2004.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	55 TIME=	2004.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	56 TIME=	2004.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	57 TIME=	2004.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	58 TIME=	2005.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	59 TIME=	2005.2500 PAYCUT=	0.000 WELLS=	0.000
GROUP#	60 TIME=	2005.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	61 TIME=	2005.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	62 TIME=	2006.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	63 TIME=	2006.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	64 TIME=	2006.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	65 TIME=	2006.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	66 TIME=	2007.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	67 TIME=	2007.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	68 TIME=	2007.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	69 TIME=	2007.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	70 TIME=	2008.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	71 TIME=	2008.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	72 TIME=	2008.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	73 TIME=	2008.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	74 TIME=	2009.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	75 TIME=	2009.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	76 TIME=	2009.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	77 TIME=	2009.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	78 TIME=	2010.0000 PAYOUT=	0.000 WELLS=	0.000

8

GROUP#	79 TIME=	2010.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	80 TIME=	2010.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	81 TIME=	2010.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	82 TIME=	2011.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	83 TIME=	2011.2500 PAYCUT=	0.000 WELLS=	0.000
GROUP#	84 TIME=	2011.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	85 TIME=	2011.7500 PAYCUT=	0.000 WELLS=	0.000
GROUP#	86 TIME=	2012.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	87 TIME=	2012.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	88 TIME=	2012.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	89 TIME=	2012.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	90 TIME=	2013.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	91 TIME=	2013.2500 PAYCUT=	0.000 WELLS=	0.000
GROUP#	92 TIME=	2013.5000 PAYCUT=	0.000 WELLS=	0.000
GROUP#	93 TIME=	2013.7500 PAYCUT=	0.000 WELLS=	0.000
GROUP#	94 TIME=	2014.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	95 TIME=	2014.2500 PAYCUT=	0.000 WELLS=	0.000
GROUP#	96 TIME=	2014.5000 PAYCUT=	0.000 WELLS=	0.000
GROUP#	97 TIME=	2014.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	98 TIME=	2015.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	99 TIME=	2015.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	100 TIME=	2015.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	101 TIME=	2015.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	102 TIME=	2016.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	103 TIME=	2016.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	104 TIME=	2016.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	105 TIME=	2016.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	106 TIME=	2017.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	107 TIME=	2017.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	108 TIME=	2017.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	109 TIME=	2017.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	110 TIME=	2018.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	111 TIME=	2018.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	112 TIME=	2018.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	113 TIME=	2018.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	114 TIME=	2019.0000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	115 TIME=	2019.2500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	116 TIME=	2019.5000 PAYOUT=	0.000 WELLS=	0.000
GROUP#	117 TIME=	2019.7500 PAYOUT=	0.000 WELLS=	0.000
GROUP#	118 TIME=	2020.0000 PAYOUT=	0.000 WELLS=	0.000

9

Exhibit B
Base Costs

Section 1
Introduction

1.1                               Purpose.  The purpose of this Exhibit B is to provide the methods, formulae and procedures to calculate Base Costs and its components.  This Exhibit was formulated in conjunction with Exhibit A and is designed to reflect the total Base Costs for the entire Long Beach Unit associated with the Base Development Plan.

1.2                               Definitions.  Unless defined herein or in Exhibit A, all initially capitalized terms shall have the meaning set forth in the Agreement.

(a)                                 Base Operating Expense is the operating expense under the Base Development Plan.

(b)                                 Base Drilling Capital are the capital costs of drilling new Base Production Wells and their associated injection wells under the Base Development Plan.

(c)                                  Base Taxes are the taxes which would have been paid if the Base Development Plan was actually implemented and achieved the results contemplated by Exhibit A.

(d)                                 Base Permitting Costs are the costs associated with the acquisition and maintenance of permits for the Base Development Plan.

(e)                                  Base Land Rentals are the fees, rentals and other payments required to lease the area necessary for the Base Development Plan operations.

(f)                                   Base License Costs are the costs associated for licenses and other approval required to implement the Base Development Plan operations.

(g)                                  Base Water Supply Costs are the costs and expenses associated with the acquisition or discovery of additional water sources for LBU development that are required for the Base Development Plan.

(h)                                 GNP Deflator is that factor which will adjust a monetary value from current dollars to January 1, 1990 dollars.  The factor utilized shall be the Fixed-weighted price index, gross domestic business product published by the Survey of Current Business by the Bureau of Economic Analysis of the United States Department of Commerce.  The GNP Defrator is not used in the Computer Program.  It is used outside of the Computer Program to calculate the oil price in terms of January 1, 1990 dollars as described in Equation 17 of Exhibit A.  The Fixed-weighted price index as of January 1, 1990 was calculated to be 130.3.  The GNP Deflator for each quarter will be the product of the prior quarter’s GNP Deflator index and the quotient of the GNP Deflator index for the prior quarter divided by the GNP Deflator index for the quarter preceding the prior quarter.  An adjustment will be made at the time of the subsequent quarter’s accounting to account for differences in Base Costs resulting from differences between the GNP

De.flator calculated above and the actual GNP Deflator as published by the United States Department of Commerce.

(i)                                     GNP Inflator is that factor which will adjust a monetary value from January 1, 1990 dollars to current dollars to account for inflation.  The factor shall be that published by the Department of Commerce and noted in Paragraph 1.2(h).  The GNP Inflator is not used in the Computer Program, but is used in calculations made outside of the Computer Program.

1.3                               Determination.  Base Costs shall be defined as the sum of Base Operating Expense, Base Drilling Capital, Base Taxes, Base Permitting Costs, Base Land Rentals, Base License Costs and Base Water Supply Costs.

Section 2
Base Operating Expense

2.1                               Determination.  Base Operating Expense shall be determined from the Base oil, Base Water, and average oil price, P, as defined in Exhibit A.  The Base Operating Expense shall be calculated in each quarter as follows:

A.                                    The Base Operating Expense (in dollars, adjusted for actual oil price and inflation) is calculated as follows:

1.                                      If the sum of the Base Oil and Base Water is greater than 165085 BBL/Day for the quarter, then

Base Operating Expense = [ (Base Oil) * (0.290560) + (Base Oil + Base Water) * (0.430874) + (73691.17) * (Number of days in quarter) ] * [GNP Inflator] * [Cost Reduction Factor] * [Oil Price Adjustment Factor]

Note:  As described in Paragraph 1.2(i), the GNP Inflator is not referenced in the Computer Program, but is effectively equal to 1.0 for purposes of the Computer Program calculations.  The GNP Inflator is used outside of the Computer Program as described above.

Where:

Base Oil is the total barrels of Base Oil produced during the quarter, as defined in Exhibit A.

Base Water is the total barrels of Base Water produced during the quarter as defined in Exhibit A.

Cost Reduction Factor is an adjustment factor to account for temporary cost reductions during the first eight quarters of this agreement.  The values to be used in this factor are referenced to the effective date of this agreement and are defined as follows:

1st Quarter:	0.943327
2nd Quarter:	0.950411
3rd Quarter:	0.957495
4th Quarter:	0.964579
5th Quarter:	0.971663
6th Quarter:	0.978747
7th Quarter:	0.985832
8th Quarter:	0.992916
Thereafter:	1.000000

Oil Price Adjustment Factor adjusts the costs to reflect varying real oil prices and is calculated as follows:

Oil Price Adjustment Factor = (0.0123615) (P) + (0.8145769)

where:

P is the average oil price as defined in Exhibit A

2.  If the sum of the Base Oil and Base Water is less than or equal to 165085 BBL/Day for the quarter, then

Base Operating Expense = [ (Base Oil) * (0.290560) + (Base Oil + Base Water) * (0.293756) + (96327.30) * (Number of days in quarter) ] * [GNP Inflator] * [Cost Reduction Factor] * [Oil Price Adjustment Factor]

Note:  As described in Paragraph 1.2(i), the GNP Inflator is not referenced in the Computer Program, but is effectively equal to 1.0 for purposes of the Computer Program calculations.  The GNP Inflator is used in the computer program as described above.

Where:

All terms are as defined in Section 2.1.A.

Section 3
Base Drilling Capital

3.1                               Determination.  Base Drilling Capital is determined by the number of Base Production Wells added in the quarter as determined in Exhibit A and are defined as follows:

Base Drilling Capital = ($900,000) * [Number of Base Production Wells added] * [GNP Inflator] * [Oil Price Adjustment Factor]

Note:  As described in Paragraph 1.2(i), the GNP Inflator in not referenced in the Computer Program, but is effectively equal to 1.0 for purposes of the Computer Program calculations.  The GNP Inflator is used outside of the Computer Program as described above.

Section 4
Base Taxes

4.1                               Determination and Allocation.  Base Taxes are not calculated or used by the Computer Program, but instead are calculated outside of the Computer Program.  Base Taxes to be used in calculation of total Base Costs for a quarter will be the sum of the actual taxes paid by the Unit Operator for operation of the Long Beach Unit, unless any specific taxes can be attributed to the incremental optimized waterflood program as follows.  Any taxes that are based on production volumes during a quarter will be attributed proportionally to Base Taxes by the ratio of to Base Oil production to actual oil production.  Any taxes which are based on economic value at a specific time will be attributed proportionally to Base Taxes by the ratio of Base Oil value to the total value, total value being that value of the Unit used in the tax assessment.  Base Oil value will be determined using the same economic environmental parameters, including but not limited to oil price and inflation rate, used in the tax assessment, the methodology for determining Base Oil as defined in Exhibit A and the methodology for determining Base Costs defined in this Exhibit.  Any taxes that are based on reserves at a specific time will be credited proportionally to Base Taxes by the ratio of Base Oil reserves to assessed reserves.  Base reserves are those reserves determined in the same manner described above for Base Taxes based on economic value.

Section 5
Base Permitting Costs

5.1                               Determination.  Base Permitting Costs are not calculated or used by the Computer Program, but instead are calculated outside of the Computer Program.  Base Permitting Costs shall be the actual permitting costs paid by the Unit Operator for operation of the Long Beach Unit, less any specific portions of the permitting costs directly related to the optimized waterflood program.

Section 6
Base Land Rental Costs

6.1                               Determination.  Base Land Rentals are not calculated or used by the Computer Program, but instead are calculated outside of the Computer Program.  Base Land Rental Costs shall be the actual land rental costs paid by the Unit Operator for operation of the Long Beach Unit, less any specific portions of the land rental costs directly related to the optimized waterflood program.

Section 7
Base License Costs

7.1                               Determination.  Base License Costs are not calculated or used by the Computer Program, but instead are calculated outside of the Computer Program.  Base License Costs shall be the actual license costs paid by the Unit Operator for operation of the Long Beach Unit, less any specific portions of the license costs directly related to the optimized waterflood program.

Section 8
Base Water Supply Costs

8.1                               Determination.  Base Water Supply Costs are not calculated or used by the Computer Program, but instead are calculated outside of the Computer Program.  Base Water Supply Costs for each of the first ten quarters following the Commencement Date shall be equal to $250,000 times the GNP Inflator to adjust the monetary value from January 1, 1990 to current dollars.  For all quarters after the tenth quarter following the Commencement Date, the Base Water Supply Costs shall be zero.

EXHIBIT C

SCOPE OF THE PROGRAM

For purposes of the Agreement the Program consists of four segments:  reservoir analysis; field data gathering and analysis; acquisition of injectant; and new wells and redrills.  Each of these segments are described below:

Reservoir analysis consists of a thorough geological, geophysical and engineering review of the various zones and subzones which comprise the reservoirs of the Long Beach Unit.  The analysis will be performed by ALBI technical personnel and consultants in participation with City and Field Contractor personnel.

Field data gathering and analysis consists of field performance analysis; well surveys; formation coring and core interpretation; waterflood performance and response; reservoir description and map development; analysis of perforation intervals and water surveys; water source analysis and injection surveys reviewing vertical conformance.

The Program may require additional supply of water and/or other injectant.  This material may need to be purchased and facilities may need to be constructed or acquired to deliver the injectant to the appropriate location for use in the field.

The final segment of the Program is initiation of a program of new wells and redrills.  The new wells and redrills will employ the technology developed by ALBI and improvements developed by the oil and gas industry.  Those techniques and developments will be applied to all new wells and redrills in the Long Beach Unit (including but not limited to all new wells and redrills contemplated to achieve base production and new wells and redrills which are included within the commitment of ALBI described in Section 2.02 of the Agreement).

The Agreement governs the relationship of the Parties concerning the Program and includes waterflood, water-alternating-hydrocarbon gas injection or other recovery methods where hydrocarbon material is injected into the reservoir.  Notwithstanding the California Division of Oil and Gas and the United States Department of Energy definitions of EOR or tertiary recovery, the above described methods shall be included as optimized waterflood techniques within the scope of the Program and governed by this Agreement (if economic to implement).  The Program does not include Enhanced Oil Recovery (EOR) or tertiary recovery projects unless specifically referenced above.  This definition applies to the Agreement only and does not affect the rights and responsibilities of the Parties under other agreements or laws, regulations or orders.

C-1

EXHIBIT D

DEPOSITORY AGREEMENT

THIS DEPOSITORY AGREEMENT (this “Agreement”) is made and entered into as of the 5th day of November, 1991, by and among National Safe Depository, a California limited partnership (“Depository”), the State of California (the “State”), by and through the State Lands Commission (the “SLC”), the City of Long Beach (the “City”), Atlantic Richfield Company, a Delaware corporation (“ARCO”), and ARCO Long Beach, Inc., a Delaware corporation and a wholly owned subsidiary of ARCO (“ALBI”).  ARCO and ALBI are collectively referred to herein as the “ARCO Parties.”

W I T N E S S E T H:

WHEREAS, the State, the City, ARCO and ALBI (individually a “Party” and collectively the “Parties”) are parties to that certain Agreement for Implementation of an Optimized Waterflood Program for the Long Beach Unit, dated as of November 5, 1991 (the “OWP Agreement”);

WHEREAS, Section 2.19 of the OWP Agreement provides that the Parties shall cause to be made and stored an exact copy of the computer program developed jointly by the ARCO Parties and the SLC for the purpose of performing certain accountings provided for in the OWP Agreement and related software (the “Computer Program”);

WHEREAS, Depository has the ability to store safely such copy of the Computer Program at its facilities located in San Jose, California; and

WHEREAS, the Parties jointly wish to engage Depository to store such copy of the Computer Program on behalf of the Parties and Depository is willing to perform such services on behalf of the Parties.

NOW, THEREFORE, the parties hereto agree as follows:

1.                                      Depository Services.

(a)                                 Upon their execution of this Agreement, the Parties are concurrently delivering to Depository one or more disks or other forms of media on which are stored an exact copy of the Computer Program (the “Media”).

(b)                                 Depository hereby accepts the Media and agrees to store it at the facility described above.  Depository shall ensure that the Media shall be stored separate and apart from all property designated as belonging to other customers of Depository.  Depository shall ensure that the Media shall be stored in an individual safe deposit box in a secure climate-controlled vault.

(c)                                  Depository shall ensure that the Parties shall have access to the Media pursuant to the terms provided in Section 2.

(d)                                 Depository shall not divulge, disclose or otherwise make available to any person or entity, other than as provided in Section 2, or make any use whatsoever of the Media.  Depository shall not permit any person access to the Media, other than as provided in Section 2, except as may be necessary for Depository’s authorized representatives to perform their functions under this Depository Agreement.

(e)                                  Depository shall have no obligation or responsibility to verify or determine that the Media deposited with it by the Parties does, in fact, consist of those items which the Parties are obligated to deliver under the OWP Agreement, and Depository shall bear no responsibility whatsoever to determine the existence, relevance, completeness, currency, or accuracy of the Media.

2.                                     Access by the Parties.

(a)                                 Concurrent with the delivery of the Media, each of the Parties will provide Depository with a list of all authorized representatives who on behalf of such Party may be granted access to the Media, which list shall include the signature of each such authorized representative.  No representative of any of the Parties shall be granted access to the Media unless such representative is one of the Party’s authorized representatives or is accompanied by one or more of the Party’s authorized representatives.  A Party may amend or substitute its list of adthorized representatives at any time by written notice to Depository executed by an authorized representative of the Party.

(b)                                 Any of the Parties desiring access to the Media shall give written notice thereof to each of the other Parties and Depository transmitted at least fourteen days prior to the proposed access if the mails are used, or seven days in advance if telephonic facsimile is used.  Upon its receipt of such notice, Depository shall immediately notify each of the other Parties using the same mode of transmission by which notice was given to Depository.  Such notice from Depository shall include the identity of the Party seeking access to the Media and the date and time of such proposed access.  Each of the other Parties shall be permitted to have one or more representatives (including at least one authorized representative) present at the time access is given to another party.  Upon compliance with the foregoing notice provisions, the Party requesting access to the Media shall be granted such access at the noticed date and time regardless of the absence of representatives of the other Parties.  Notwithstanding the foregoing, in the event one of the ARCO Parties desires access to the Media, no notices with respect to such access shall be required to be given to the other ARCO Party.

(c)                                  During Depository’s normal business hours, the Parties may obtain access to the Media, without advance notice to Depository, if each of the Parties is physically represented in person by one or more of its authorized representatives.

(d)                                 During the entire time of any access to the Media, Depository’s representatives shall ensure that no changes or modifications to the Media are made during such access.  In furtherance of the foregoing provision, access to the Media (other than access for the purpose of making a change or modification to the Computer Program) shall be limited to the making of a copy of the Computer Program.

3.                                      Payment to Depository.

Depository shall invoice the Parties for its services performed hereunder.  One-third of the amounts payable to Depository hereunder shall be paid by ALBI and the remaining two-thirds of such amounts payable shall be paid by the City.  Depository’s charges for its services hereunder shall be at rates no higher than the lowest rates charged to other customers of Depository for similar storage requirements.  Payment on Depository’s storage services invoice shall be due within 30 days after the City’s and ALBI’s receipt thereof.

4.                                      Amendment and Termination of Agreement.

(a)                                 This Agreement may be amended or terminated at any time upon written agreement of each of the parties hereto.

(b)                                 This Agreement may be terminated upon the written agreement of the Parties upon written notice thereof to Depository.  This Agreement shall terminate five years after the termination of Article 2 of the OWP Agreement, or, if later, the date of final resolution of the last dispute arising under Section 2.16 of the OWP Agreement.

(c)                                  Unless the Parties shall have provided Contrary Instructions to Depository within 10 business days after termination of this Agreement, the Media in the custody of Depository shall be delivered to the City by Depository within the next five business days following the end of such 10 day period.  Such delivery will terminate all duties and obligations of Depository to the Parties.  Depository shall be entitled to receive payment for reasonable costs, fees and expenses due it, prior to the release of the Media.

(d)                                 “Contrary Instructions” for purposes of this Agreement shall mean a notarized affadavit executed by an authorized representative of each of the Parties directing Depository to deliver the.Media in a manner or to a person or entity not specified in Section 4(b).

5.                                      Miscellaneous.

(a)                                 Assignment.  Neither this Agreement nor any right or obligation arising hereunder may be assigned, in whole or in part, by Depository except in connection with a merger, consolidation or other reorganization of Depository or in connection with the sale of all or substantially all the business or assets of Depository.  Depository shall provide 30 days’ prior written notice to the Parties of its intention to make any assignment of this Agreement.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

(b)                                 Disputes; Choice of Law.  Any disputes hereunder between or among the Parties shall be resolved pursuant to and governed by the provisions of Sections 2.17, 7.12 and 7.15 of the OWP Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to conflicts-of-laws rules and laws.

(c)                                  Waiver.  No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by an authorized representative of the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement.

(d)                                 Headings; Gender; Number.  The headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.  In this Agreement, unless the context requires otherwise, the masculine, feminine and neuter genders and the singular and plural numbers include one another.

(e)                                  Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or delivered by commercial courier against receipt or in person (or pursuant to Section 2(b) by confirmed telephonic facsimile), as follows:

If to the State:

Executive Officer

State Lands Commission

1807 - 13th Street

Sacramento, California  95814

(Telecopier: (916) 322-3568)

(Confirmation: (916) 322-4105)

If to the City:

City Manager

13th Floor, City Hall

333 West Ocean Boulevard

Long Beach, California  90802

(Telecopier: (310) 590-6107)

(Confirmation: (310) 590-6818)

with a copy to:

Director of Department of Oil Properties

2nd Floor, City Hall

333 West Ocean Boulevard

Long Beach, California  90802

(Telecopier: (310) 590-6191)

(Confirmation: (310) 590-6878)

If to ARCO:

ARCO Oil and Gas Company

P.O. Box 147

Bakersfield, California  93302 (for mail delivery only)

or

4550 California Avenue

Bakersfield, California  93309

(Telecopier: (805) 321-4160)

(Confirmation: (805) 321-4136)

Attention: Vice President and General Manager

with a copy to:

Atlantic Richfield Company

515 South Flower Street

Los Angeles, California  90071

(Telecopier: (213) 486-1818)

(Confirmation: (213) 486-1774)

Attention: Senior Vice President and General Counsel

If to ALBI:

ARCO Long Beach, Inc.

300 Oceangate

Long Beach, California  90802

(Telecopier: (805) 321-4160)

(Confirmation: (805) 321-4136)

Attention: Business Unit Manager

with a copy to:

Atlantic Richfield Company

515 South Flower Street

Los Angeles, California  90071

(Telecopier: (213) 486-1818)

(Confirmation: (213) 486-1774)

Attention: Senior Vice President and General Counsel

If to Depository:

National Safe Depository

2109 Bering Drive

San Jose, California  95131

(Telecopier: (408) 441-6826)

(Confirmation: (408) 453-2753)

or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section.  Any notice or other communication mailed by registered or certified mail shall be deemed given at the earlier of the time of its receipt by the addressee or seven days after the time of mailing thereof.  Any notice given in any other fashion shall be deemed to have been given when actually received by the addressee.

(f)                                   Indemnification.  The Parties jointly and severally agree to defend and indemnify Depository and to hold Depository harmless from and against any and all claims, actions, suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, reasonable costs, reasonable charges, penalties, reasonable counsel fees, any other reasonable expenses of any nature, including without limitation, settlement costs incurred by Depository on account of any act or omission of Depository, in respect of or with regard to this Agreement, except insofar as such liabilities arise by reason of Depository’s gross negligence or willful misconduct.

(g)                                  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same document.

(h)                                 Relationship of Parties.  Nothing set forth herein shall ever be construed to create an association, trust or partnership or impose a trust or partnership duty, obligation or liability on or with regard to any one or more of the Parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE STATE OF CALIFORNIA

By:	The State Lands Commission

By:
Charles Warren
Executive Officer

THE CITY OF LONG BEACH

By:
John F. Shirey
Assistant City Manager

ATLANTIC RICHFIELD COMPANY

By:
Paul B. Norgaard
Vice President

ARCO LONG BEACH, INC.

By:
Paul B. Norgaard
President

NATIONAL SAFE DEPOSITORY

By:
Name:
Title:	General Partner

The foregoing Depository Agreement is hereby approved as to form this 5th day of November, 1991.

JOHN K. CALHOUN, City Attorney

By:
Deputy

EXHIBIT E

WHEN RECORDED, PLEASE RETURN TO:

AMENDMENT TO CONTRACTORS’ AGREEMENT
LONG BEACH UNIT
WILMINGTON OIL FIELD

THIS AMENDMENT TO CONTRACTORS’ AGREEMENT (this “Amendment”) is made and entered into effective as of June 30, 1995, by and among the City of Long Beach (the “City”), the State of California, acting by and through the State Lands Commission, Atlantic Richfield Company, a Delaware corporation (“ARCO”), and any other Contractors or other Persons Comprising any Contractor who shall have properly executed and submitted a notarized signature page to this Amendment in accordance with the notice of the City dated January     , 1995, a copy of which is attached hereto as Attachment I (the “Notice”).

RECITALS

A.            The City of Long Beach and several Contractors entered into that certain Contractors’ Agreement, effective April 1, 1965, and recorded on March 10, 1965, among the official records of Los Angeles County at Book M1796, Pages 409-500 (the “Contractors’ Agreement”), which agreement is in full force and effect.

B.            Pursuant to the terms of the Contractors’ Agreement, the Contractors’ Agreement will terminate not later than March 31, 2000.

C.            The State of California (the “State”), the City, ARCO and ARCO Long Beach, Inc. entered into that certain Agreement for Implementation of an Optimized Waterflood Program for the Long Beach Unit, dated as of November 5, 1991 (the “OWP Agreement”), which OWP Agreement, inter alia, provides for the parties thereto to implement an optimized waterflood program in the Long Beach Unit.

D.            At the time of its authorization of the OWP Agreement, the Legislature of the State also authorized the extension of the Contractors’ Agreement to be coterminous with the Unit Agreement for the Long Beach Unit. The Legislature also directed that each Contractor and each Person Comprising a Contractor shall be given the option to accept or reject such extension of the term of the Contractors’ Agreement, and that, upon the rejection of any such offer, ARCO shall become the Contractor or the Person Comprising a Contractor with respect to any interest under the Contractors’ Agreement of such an offeree.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.             Defined Terms.  All terms defined in or for purposes of the Contractors’ Agreement shall have the same meanings as used herein, except as otherwise provided herein or unless the specific contract in which any such term is used herein indicates a contrary intention of the parties.

2.             Extension of Term of Contractors’ Agreement.  The following sentence is hereby added at the end of the first paragraph of Article 3 of the Contractors’ Agreement:

“Notwithstanding the foregoing, the term of this agreement shall be coextensive with the term of the Unit Agreement as to each Contractor or each Person Comprising a Contractor who becomes a party to the amendment to this agreement effective as of June 30, 1995 (including ARCO pursuant to paragraph 3 of such amendment), unless sooner terminated as to any Contractor or any Person Comprising a Contractor in accordance with the provisions hereof.”

3.             Effect of Contractors not Signing this Amendment.  In the event that any Contractor or Person Comprising a Contractor (other than ARCO) fails to become a signatory to this Amendment in the manner provided for in the Notice, ARCO shall, on April 1, 2000, succeed to the undivided share of such Person or Persons under the Contractors’ Agreement and shall be entitled to the benefits of and shall assume, for the duration of the term of the Contractors’ Agreement, all of the rights, duties and obligations under the Contractors’ Agreement of such Person or Persons.  Attached hereto as Attachment II is a schedule specifying the names and the percentage interests and the net profits percentage interests of the Contractors and the Persons Comprising each Contractor for the extended term of the Contractors’ Agreement commencing on April 1, 2000.

4.             Abandonment Costs.  Effective April 1, 2000, and notwithstanding any other provision of the Contractors’ Agreement, the Unit Agreement or the Unit Operating Agreement to the contrary, no Contractor shall be obligated to pay in excess of its net profits percentage interest (as set forth on Attachment II) of such Contractor’s Unit Participation share of the costs of abandoning any Unit Wells or Unit Facilities upon and following the termination of Unit Operations.

5.             Full Force and Effect.  Except as modified hereby, the Contractors’ Agreement remains in full force and effect.

IN WITNESS WHEREOF, each of the following parties has executed this Amendment upon the date set forth opposite its name.

ATTACHED TO AND MADE A PART OF
AMENDMENT TO CONTRACTORS’ AGREEMENT,
LONG BEACH UNIT, WILMINGTON OIL FIELD, CALIFORNIA

Address	CITY OF LONG BEACH, a
municipal corporation

By
City Manager

Date , 1995

STATE OF CALIFORNIA	)
) SS.
COUNTY OF	)

On                                         , 1995, before me, the undersigned, a Notary Public in and for the County of                                         , State of California, duly sworn and commissioned, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as the City Manager of the City of Long Beach, and acknowledged to me that such City of Long Beach executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My commission expires

The foregoing Amendment to Contractors’ Agreement, Long Beach Unit, Wilmington Oil Field, Los Angeles County, California, is hereby approved as to form this            day of                                       , 1995.

, City Attorney

By
Deputy City Attorney

ATTACHED TO AND MADE A PART OF
AMENDMENT TO CONTRACTORS’ AGREEMENT,
LONG BEACH UNIT, WILMINGTON OIL FIELD, CALIFORNIA

Address	STATE OF CALIFORNIA, Acting
by and through the State
Lands Commission

By
Executive Officer

Date , 1995

STATE OF CALIFORNIA	)
) SS.
COUNTY OF	)

On                                         , 1995, before me, the undersigned, a Notary Public in and for the County of                                         , State of California, duly sworn and commissioned, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as the Executive Officer of the State Lands Commission of the State of California, and acknowledged to me that such State Lands Commission executed the same on behalf of the State of California.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My commission expires

The foregoing Amendment to Contractors’ Agreement, Long Beach Unit, Wilmington Oil Field, Los Angeles County, California, is hereby approved as to form this            day of                                       , 1995.

, Attorney General

By
Deputy Attorney General

ATTACHED TO AND MADE A PART OF
AMENDMENT TO CONTRACTORS’ AGREEMENT,
LONG BEACH UNIT, WILMINGTON OIL FIELD, CALIFORNIA

Address	ATLANTIC RICHFIELD COMPANY,
a Delaware corporation

By
Signature

Date , 1995
Name and Title

Attest
Signature

Name and Title

STATE OF CALIFORNIA	)
) SS.
COUNTY OF	)

On                                         , 1995, before me, the undersigned, a Notary Public in and for the County of                                         , State of California, duly sworn and commissioned, personally appeared                                          and                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as                                          and                                         , respectively, or on behalf of the corporation named therein, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My commission expires

ATTACHED TO AND MADE A PART OF
AMENDMENT TO CONTRACTORS’ AGREEMENT,
LONG BEACH UNIT, WILMINGTON OIL FIELD, CALIFORNIA

Address
Contractor or Person
Comprising a Contractor

By
Signature

Date , 1995
Name and Title

Attest
Signature

Name and Title

STATE OF CALIFORNIA	)
) SS.
COUNTY OF	)

On                                         , 1995, before me, the undersigned, a Notary Public in and for the County of                                         , State of California, duly sworn and commissioned, personally appeared                                          and                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as                                          and                                         , respectively, or on behalf of the corporation named therein, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My commission expires

EXHIBIT F

AMENDMENT TO TRACT NO. 2 AGREEMENT
LONG BEACH UNIT
WILMINGTON OIL FIELD

THIS AMENDMENT TO TRACT NO. 2 AGREEMENT (this “Amendment”) is made and entered into effective as of June 30, 1995, by and among the State of California (the “State”), acting by and through the State Lands Commission (the “SLC”), Atlantic Richfield Company, a Delaware corporation (“ARCO”), and the Contractor or other Persons Comprising the Contractor who shall have properly executed and submitted a notarized signature page to this Amendment in accordance with the notice of the SLC dated January     , 1995, a copy of which is attached hereto as Attachment I (the “Notice”).

RECITALS

A.            The State and The Atlantic Refining Company (successor by merger to Richfield Oil Comporation) entered into that certain Tract No. 2 Agreement, effective April 1, 1965 (the “Tract No. 2 Agreement”), which agreement is in full force and effect.

B.            Pursuant to the terms of the Tract No. 2 Agreement, the Tract No. 2 Agreement will terminate not later than March 31, 2000.

C.            The State, the City of Long Beach, ARCO and ARCO Long Beach, Inc. entered into that certain Agreement for Implementation of an Optimized Waterflood Program for the Long Beach Unit, dated as of November 5, 1991 (the “OWP Agreement”), which OWP Agreement, inter alia, provides for the parties thereto to implement an optimized waterflood program in the Long Beach Unit.

D.            At the time of its authorization of the OWP Agreement, the Legislature of the State also authorized the extension of the Tract No. 2 Agreement to be coterminous with the Unit Agreement for the Long Beach Unit. The Legislature also directed that the Contractor and each

Person Comprising the Contractor shall be given the option to accept or reject such extension of the term of the Tract No. 2 Agreement, and that, upon the rejection of any such offer, ARCO shall become the Contractor or the Person Comprising a Contractor with respect to any interest under the Tract No. 2 Agreement of such an offeree.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.             Defined Terms.  All terms defined in or for purposes of the Tract No. 2 Agreement shall have the same meanings as used herein, except as otherwise provided herein or unless the specific context in which any such term is used herein indicates a contrary intention of the parties.

2.             Extension of Term of Tract No. 2 Agreement.  The following sentence is hereby added at the end of Article 3 of the Tract No. 2 Agreement:

“Notwithstanding the foregoing, the term of this agreement shall be coextensive with the term of the Unit Agreement as to the Contractor or each Person Comprising the Contractor who becomes a party to the amendment to this agreement effective as of June 30, 1995 (including ARCO pursuant to paragraph 3 of such amendment), unless sooner terminated as to the Contractor or any Person Comprising the Contractor in accordance with the provisions hereof.”

3.             Effect of Contractor not Signing this Amendment.  In the event that the Contractor or Person Comprising the Contractor (other than ARCO) fails to become a signatory to this Amendment in the manner provided for in the Notice, ARCO shall, on April 1, 2000, succeed to the undivided share of such Person or Persons under the Tract No. 2 Agreement and shall be entitled to the benefits of and shall assume, for the duration of the term of the Tract No. 2 Agreement, all of the rights, duties and obligations under the Tract No. 2 Agreement of such Person or Persons.  Attached hereto as Attachment II is a schedule specifying the names and the percentage interests and the net profits percentage interests of the Contractor and the Persons Comprising the Contractor for the extended term of the Tract No. 2 Agreement commencing on April 1, 2000.

4.             Abandonment Costs.  Effective April 1, 2000, and notwithstanding any other provision of the Tract No. 2 Agreement, the Unit Agreement or the Unit Operating Agreement to the contrary, the Contractor shall not be obligated to pay in excess of its net profits percentage interest (as set forth on Attachment II) of the Contractor’s Unit Participation share of the costs of abandoning any Unit Wells or Unit Facilities upon and following the termination of Unit Operations.

5.             Full Force and Effect.  Except as modified hereby, the Tract No. 2 Agreement remains in full force and effect.

IN WITNESS WHEREOF, each of the following parties has executed this Amendment upon the date set forth opposite its name.

ATTACHED TO AND MADE A PART OF
AMENDMENT TO TRACT NO. 2 AGREEMENT,
LONG BEACH UNIT, WILMINGTON OIL FIELD, CALIFORNIA

Address	STATE OF CALIFORNIA, Acting
by and through the State
Lands Commission

By
Executive Officer
Date , 1995

STATE OF CALIFORNIA	)
) SS.
COUNTY OF	)

On                                         , 1995, before me, the undersigned, a Notary Public in and for the County of                                         , State of California, duly sworn and commissioned, personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as the Executive Officer of the State Lands Commission of the State of California, and acknowledged to me that such State Lands Commission executed the same on behalf of the State of California.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My commission expires

The foregoing Amendment to Tract No. 2 Agreement, Long Beach Unit, Wilmington Oil Field, Los Angeles County, California, is hereby approved as to form this            day of                                       , 1995.

, Attorney General

By
Deputy Attorney General

ATTACHED TO AND MADE A PART OF
AMENDMENT TO TRACT NO. 2 AGREEMENT,
LONG BEACH UNIT, WILMINGTON OIL FIELD, CALIFORNIA

Address	ATLANTIC RICHFIELD COMPANY,
a Delaware corporation

By
Signature

Date , 1995
Name and Title

Attest
Signature

Name and Title

STATE OF CALIFORNIA	)
) SS.
COUNTY OF	)

On                                         , 1995, before me, the undersigned, a Notary Public in and for the County of                                         , State of California, duly sworn and commissioned, personally appeared                                          and                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as                                          and                                         , respectively, or on behalf of the corporation named therein, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My commission expires

ATTACHED TO AND MADE A PART OF
AMENDMENT TO TRACT NO. 2 AGREEMENT,
LONG BEACH UNIT, WILMINGTON OIL FIELD, CALIFORNIA

Address
Contractor or Person
Comprising a Contractor

By
Signature

Date , 1995
Name and Title

Attest
Signature

Name and Title

STATE OF CALIFORNIA	)
) SS.
COUNTY OF	)

On                                         , 1995, before me, the undersigned, a Notary Public in and for the County of                                         , State of California, duly sworn and commissioned, personally appeared                                          and                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as                                          and                                         , respectively, or on behalf of the corporation named therein, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

My commission expires

EXHIBIT G

RELEASE

KNOW ALL PERSONS BY THESE PRESENTS that [Name of Releasor], on behalf of itself, its successors and assigns (“Releasor”), for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby absolutely, fully and forever release, relieve, remise and discharge to the date of these presents

(1)           [Name of Releasee], its predecessors, subsidiaries, divisions, affiliates, and parents,

(2)           each and every past and present representative, servant, officer, director, agent, employee and attorney of each Releasee described in (1), and

(3)           each and every heir, executor, administrator, successor and assign of each Releasee described in (1) and (2),

of and from any cause of action, suit, claim, controversy or damages, in law or in equity, asserted in or arising out of the action entitled Atlantic Richfield Co. et al. v. State Lands Commission, et al., NO. C663010 (Los Angeles County Superior Court) and No. 2 Civil B054449 (California Court of Appeal), which against Releasees Releasor now has, may have or ever has had, except that (in the case of the Santa Barbara County defendants) the claims asserted in the Fifth Cause of Action shall not be released.

Releasor is aware that it or its attorneys may hereafter discover facts different from or in addition to the facts of which it or its attorneys now are aware with respect to the subject matter of this release. Releasor has been advised as to the meaning and effect of, and it understands, Section 1542 of the California Civil Code (“Section 1542”), which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing

G-1

the release, which if known by him must have materially affected his settlement with the debtor.

Releasor waives and relinquishes all rights and benefits it has or may have under Section 1542.

This release may not be changed orally.

IN WITNESS WHEREOF, Releasor has set his hand and seal the            day of                                     , 199   .

Signed, sealed and delivered
in the presence of
[Name of Releasor]

Name of Witness

G-2

EXHIBIT H

WHEN RECORDED, PLEASE RETURN TO:

CORPORATION QUITCLAIM DEED

Atlantic Richfield Company, a Delaware corporation, herein referred to as Grantor, hereby remises, releases and quitclaims to the State of California, herein referred to as Grantee, all of Grantor’s right, title and interest in and to that certain State Oil and Gas Lease number 308 more particularly described in Exhibit “A” attached hereto and made a part hereof and that certain State Oil and Gas Lease number 309 more particularly described in Exhibit “B” attached hereto and made a part hereof (the “Leases”).  Grantor hereby covenants that all wells drilled from the Leases or either of them have been plugged and abandoned in accordance with requirements established by the California Division of Oil and Gas and the State Lands Commission.

Notwithstanding the foregoing, Grantor shall have the power to terminate the right, title and interest of Grantee hereby conveyed in the event that (i).that certain Agreement for Implementation of an Optimized Waterflood Program for the Long Beach Unit, dated as of November 5, 1991, among Grantee, acting by and through the State Lands Commission, the City of Long Beach, Grantor and ARCO Long Beach, Inc., a Delaware corporation (“ALBI”), pursuant to Article IV of which this Corporation Quitclaim Deed is being delivered (the “Agreement”), shall be terminated by Grantor and ALBI pursuant to Section 5.01 of the Agreement as a result of a determination of voidness or unconstitutionality of Chapter 941 of the Statutes of 1991 of the State of California (“Chapter 941”), made at any time, in a lawsuit or other proceeding commenced prior to January 1, 1997, and (ii) within sixty (60) days after such a termination Grantor makes the payment described in Section 5.01 of the Agreement; in which event Grantor’s right, title and interest in and to the Leases shall be restored and the Leases shall be in full force and effect notwithstanding anything to the contrary in the Leases or the regulations of the State Lands Commission of the State of California.

The exercise, if any, of Grantor’s rights and powers under this Corporation Quitclaim Deed shall be evidenced by a notice from Grantor or by civil action in the manner contemplated by Section 885.050 of the California Civil Code, or the corresponding provision or provisions of any applicable succeeding law.

The power of termination set forth herein shall expire fifteen (15) years after the date of recordation of this Corporation Quitclaim Deed; provided, however, that such expiration date may be extended in the manner contemplated by Section 885.030 of the California Civil Code, or the corresponding provision or provisions of any applicable succeeding law, in the event that the issue of the voidness or unconstitutionality of Chapter 941 in a lawsuit or other proceeding referred to in the second paragraph of this Corporation Quitclaim Deed has not been finally determined prior fourteen (14) years and eleven (11) months after the date of recordation of this Corporation Quitclaim Deed.

H-1

This Corporation Quitclaim Deed shall not work a merger of the Leases conveyed hereby unless and until the foregoing power of termination shall expire or otherwise terminate.

Dated this            day of                           , 199   .

Atlantic Richfield Company,
a Delaware corporation

By

STATE OF CALIFORNIA	)
) ss
COUNTY OF KERN	)

On this            day of                                           , in the year 1991, before me, the undersigned Notary Public, personally appeared                                                       , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the Attorney-in-Fact of the corporation therein named, ATLANTIC RICHFIELD COMPANY, and acknowledged to me that the corporation executed it.

WITNESS my hand and official seal.

Notary Public in and for said State

H-2

EXHIBIT I

Assembly Bill No. 227

CHAPTER 941

An act relating to tidelands and submerged lands granted by the state to the City of Long Beach, and in this connection, to amend Section 6 of Chapter 138 of the Statutes of 1964 (First Extraordinary Session), and declaring the urgency thereof, to take effect immediately.

[Approved by Governor October 13, 1991.  Filed with
Secretary of State October 14, 1991.]

LEGISLATIVE COUNSEL’S DIGEST

AB 227, O’Connell.  Tidelands revenues:  Long Beach.

(1)           Under existing law, the State Lands Commission and the City of Long Beach are required to enter into a contractors’ agreement and any other necessary contracts or agreements for the production of oil, gas, and other hydrocarbons from specified Long Beach tidelands, in accordance with prescribed requirements.

This bill would authorize the Commission to negotiate and execute, on behalf of the state, a contract with a private contractor and the city for the implementation of an optimized waterflood program for the Long Beach Unit, in accordance with the prescribed requirements.  The bill would specify related matters, to become operative only if the contract is executed.

(2)           Under existing law, any expenditure tidelands oil revenues by the City of Long Beach for capital improvements involving an amount in excess of $50,000 is subject to review by the commission in accordance with prescribed procedures.

This bill would increase that amount to $100,000 if the contract referred to above is executed.

(3)           The bill would declare that it is to take effect immediately as an urgency statute.

The people of the State of Chliforida do enact as follows:

SECTION 1.         (a) The State Lands Commission is authorized to negotiate and execute, on behalf of the State of California, a contract with a private contractor and the City of Long Beach for the implementation by the contractor and the City of Long Beach of an optimized waterflood program for the Long Beach Unit.  Neither this act nor the contract shall supersede or amend in any respect the existing contractors’ agreements for Tracts 1 and 2 of the Long Beach Unit (except to extend their terms), the Long Beach Unit Agreement, the Long Beach Unit Operating Agreement, or any other existing contract relating to the drilling for, developing, extracting, processing, taking, or removing of oil, gas, and other retention by the City of Long Beach and the state of a portion of the interest earned on the “reserve for subsidence contingencies” pursuant to Section 5, the “reserve for subsidence contingencies” will contain sufficient funds to pay any and all of the claims, judgments, and costs enumerated in subdivision (f) of Section 4 of Chapter 138.

SEC. 7.           The Legislature finds and declares that the provisions of this act are necessary for the promotion of the public interest and are of statewide concern.  To the extent that any provision of this act conflicts with Chapter 138, any other provision of law, the Long Beach City Charter, or any law or ordinance of the city, the provisions of this act shall prevail.  However, nothing in this act shall limit the application of any law or regulation which is intended to protect or may protect the environment.  No person or entity shall have liability to any other person or entity by reason of the preparation, execution, or delivery of any and all contracts provided for in this act.  However, nothing in this act shall relieve any person or entity from liabilities imposed by those contracts or for operations conducted pursuant to those contracts.

SEC. 8.           Section 6 of Chapter 138 of the Statutes of 1964 (First Extraordinary Session) is amended to read:

Sec. 6.  The Legislature hereby finds that the remaining oil revenue hereinabove allocated to the City of Long Beach is needed and can be economically utilized by the city for the fulfillment of the trust uses and purposes described in the acts of 1911, 1925, and 1935 and described as follows in this act, which are hereby found to be matters of state, as distinguished from local, interest and benefit.

(a)           The construction, reconstruction, improvement, repair, operation and maintenance of works, lands, waterways, and facilities necessary for the harbor within the boundaries of the harbor district of the city (as those boundaries were defined on April 1, 1956).

(b)           The construction, reconstruction, repair, operation, and maintenance of streets, roadways, bridges, and bridge approaches within the boundaries of, or reasonably necessary to provide immediate access to, the harbor district (as such boundaries were defined on April 1, 1956).

(c)           The construction, reconstruction, repair, operation, and maintenance of the bulkheads, piers, earthfills, streets, roadways, bridges, bridge approaches, buildings, structures, recreational facilities, landscaping, parking lots, and other improvements on or adjacent to the Long Beach tidelands or on or adjacent to the Alamitos Beach Park Lands for the benefit and use of those tidelands or the Alamitos Beach Park Lands.

(d)           The construction, reconstruction, repair, operation, and maintenance of small boat harbors, marine stadiums, maritime museum, marine parks, beaches, waterways, and related facilities, on or adjacent to the Long Beach tidelands or on or adjacent to the Alamitos Beach Park Lands, or on or adjacent to aquatic recreational areas of the aforesaid nature.

(e)           The acquisition, filling, improvement, rehabilitation, and disposal of lands, which have, prior to January 1, 1964, been damaged by subsidence, located in the City of Long Beach westerly of Alamitos Avenue, easterly of the harbor district and southerly of Ocean Boulevard (as those streets and that district now exist).

(f)            The acquisition of property or the rendition of services reasonably necessary to the carrying out of the foregoing uses and purposes.

(g)           In addition to the foregoing, expenditures for any other use or purpose of state, as distinguished from purely local, interest and benefit which are in fulfillment of those trust uses and purposes described in the acts of 1911, 1925, and 1935, and which are approved in advance by the State Lands Commission.

(h)           As to any expenditure of oil revenue for a capital improvement involving an amount in excess of one hundred thousand dollars ($100,000) proposed to be made under subdivisions (a) to (f), inclusive, of this section, the City of Long Beach shall file with the State Lands Commission an adequate detailed description of such capital improvement not less than 60 days prior to the time of any disbursement therefor or in connection therewith.  The description shall specify, in addition, the particular subdivision or subdivisions of this section which the city deems applicable and its reasons, if necessary, for regarding such expenditure as being so authorized.  The commission shall have 60 days after the time of such filing within which to notify the city that such capital improvement is not authorized by any of such subdivisions.  In the event the commission so notifies the city, a copy of the opinion of the Attorney General (or other legal counsel of the commission) upon which such disapproval has been based shall be delivered to the city.  In the event the commission notifies the city that such capital improvement is not authorized, the city shall not disburse any oil revenue for or in connection with that capital improvement for a period of 30 days following such notice, during which period or afterwards the State Lands Commission may seek any judicial relief in any court of competent jurisdiction which it deems appropriate.

In order to carry out the purposes of this section and to effect a speedy determination of any disagreement between the city and the commission, the Superior Court of the State of California for the County of Los Angeles (in the event such proceeding is filed in that court) shall give any proceeding filed by the city or state under this section priority over other civil matters.

SEC. 9.           Sections 2 to 8, inclusive, of this act shall become operative only if the State Lands Commission executes on behalf of the State of California the contract referred to in subdivision (a) of Section 1 of this act.

SEC. 10.        This act is an urgency statute necessary for the immediate preservation of the public peace, health, or safety within the meaning of Article IV of the Constitution and shall go into immediate effect.  The facts constituting the necessity are:

In order to implement an urgently needed optimized waterflood program for the Long Beach Unit at the earliest possible time, it is necessary that this act take effect immediately.

EXHIBIT J

ATLANTIC RICHFIELD COMPANY

CERTIFICATE OF SECRETARY

I, Howard L. Edwards, Secretary of Atlantic Richfield Company, a Delaware corporation (the “Company”), hereby certify on behalf of the Company that the following is a true, complete and correct statement of all resolutions that are not confidential adopted by the Board of Directors of the Company relating to the authorization, execution and delivery of the Agreement for Implementation of an Optimized Waterflood Program for the Long Beach Unit, dated as of November 5, 1991, among the State of California, by and through the State Lands Commission, the City of Long Beach, the Company and ARCO Long Beach, Inc., and the other documents and agreements included as exhibits to such Agreement; such resolutions have been duly adopted by the Board of Directors of the Company, are now in full force and effect, have not been amended, modified or rescinded in any respect, and are the only resolutions of the Board of Directors of the Company with respect to such matters that are not confidential:

RESOLVED, that the Board of Directors hereby authorizes and approves the proposed agreement, and all exhibits thereto, with the State of California and the City of Long Beach, in the form and under the terms and conditions presented at the meeting, which agreement will settle litigation between the Company and the State of California and other parties relating to offshore oil and gas leases at Coal Oil Point, California, and be it further

RESOLVED, that the authorization for the settlement of the litigation with the State of California and other parties and the surrender of Coal Oil Point offshore oil and gas leases 308 and 309 is hereby approved, and be it further

RESOLVED, that the Chairman of the Board, President, any Executive Vice President, Senior Vice President, Vice President and Vice President of the ARCO Oil and Gas Company division of the Company are hereby severally authorized and empowered to execute and deliver said agreement, all exhibits thereto and any instrument, document or agreement ancillary to

J-1

EXHIBIT K

ARCO LONG BEACH, INC.

CERTIFICATE OF SECRETARY

I, Howard L. Edwards, Secretary of ARCO Long Beach, Inc., a Delaware corporation (the “Company”), hereby certify on behalf of the Company that the following is a true, complete and correct statement of all resolutions that are not confidential adopted by the Board of Directors of the Company relating to the authorization, execution and delivery of the Agreement for Implementation of an Optimized Waterflood Program for the Long Beach Unit, dated as of November 5, 1991, among the State of California, by and through the State Lands Commission, the City of Long Beach, Atlantic Richfield Company and the Company, and the other documents and agreements included as exhibits to such Agreement; such resolutions have been duly adopted by the Board of Directors of the Company, are now in full force and effect, have not been amended, modified or rescinded in any respect, and are the only resolutions of the Board of Directors of the Company with respect to such matters that are not confidential:

RESOLVED, that the Board of Directors hereby authorizes and approves the proposed agreement, and all exhibits thereto, with the State of California and the City of Long Beach, in the form and under the terms and conditions presented at the meeting, which agreement will provide an opportunity for the Company to pursue development of incremental oil reserves in the Long Beach Unit, California, and be it further

RESOLVED, that the Chairman of the Board, President, any Executive Vice President, Senior Vice President and Vice President of the Company are hereby severally authorized and empowered to execute and deliver said agreement, all exhibits thereto and any instrument, document or agreement ancillary to such agreement, such execution and delivery being the certification by the signing officer of that officer’s approval of the form, terms and conditions of the instrument, document or agreement and that the execution is the act of the Company.

IN WITNESS WHEREOF, I have set my hand and the official seal of the Company this            day of                                   , 1991.

Howard L. Edwards
Secretary

[CORPORATE SEAL]

K-2